33-14905

Filed with the Securities and Exchange Commission

February 9, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]

Pre-Effective Amendment No.          [   ]

Post-Effective Amendment No. 111 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]

Amendment No. 119                         [X]

(Check appropriate box or boxes)

THORNBURG INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, NM 87506

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s Telephone Number, including Area Code

(505) 984-0200

Garrett Thornburg

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering April 10, 2017

----------------

It is proposed that this filing will become effective (check appropriate box):

[  ] Immediately upon filing pursuant to paragraph (b)

[  ] On [date] pursuant to paragraph (b)

[  ] 60 days after filing pursuant to paragraph (a)

[x] On April 10, 2017 pursuant to paragraph (a)(1)

[  ] 75 days after filing pursuant to paragraph (a)(2)

[  ] On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion

Preliminary Prospectus Dated February 9, 2017

The information in this prospectus is not complete and may be changed. Class T shares of the Funds may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not a soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Funds Prospectus – Class T Shares
APRIL 10, 2017

.

Thornburg Strategic Income Fund

(“Strategic Income Fund”)

Class T: [-----]

Thornburg International Value Fund

(“International Value Fund”)

Class T: [-----]

Thornburg Investment Income Builder Fund

(“Income Builder Fund”)

Class T: [-----]

Thornburg Global Opportunities Fund

(“Global Opportunities Fund”)

Class T: [-----]

These securities have not been approved or

disapproved by the Securities and Exchange

Commission nor has the Securities and Exchange

Commission passed upon the accuracy or

adequacy of this Prospectus. Any representation

to the contrary is a criminal offense

T H O R N B U R G    I N V E S T M E N T    T R U S T

Strategic Income Fund

4 Fund Summary
Investment Goal
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Past Performance of the Fund
Management
Tax Information

International Value Fund

9 Fund Summary
Investment Goal
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Past Performance of the Fund
Management
Tax Information

Income Builder Fund

13	Fund Summary
Investment Goal
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Past Performance of the Fund
Management
Tax Information

Global Opportunities Fund

17 Fund Summary
Investment Goal
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Past Performance of the Fund
Management
Tax Information

21 Summary of Other Important Information Respecting Fund Shares
Purchase and Sale of Fund Shares
Payments to Broker-Dealers and Other Financial Intermediaries

22	Additional Information About Fund Investment Goals and Strategies, and Risks of Fund Investment Strategies

29 Opening Your Account – Buying Fund Shares
Buying Class T Shares

31 Selling Fund Shares

32 Investor Services

33 Transaction Details

35 Dividends and Distributions

36 Taxes

37 Organization of the Funds

37 Investment Advisor

39 Financial Highlights

44	Appendix A – Sales Charge Variations Offered by Financial Intermediaries

2

T H O R N B U R G    I N V E S T M E N T    T R U S T

3

FUND SUMMARY

Strategic Income Fund

Investment Goal

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class T shares if you invest at least $250,000 in Class T shares of the Fund. More information about this and other discounts and sales charge waivers that may be available from your financial intermediary is provided in this Prospectus under the captions “Opening Your Account – Buying Fund Shares,” beginning on page 29, and “Buying Class T Shares,” beginning on page 31, and additional information is provided under the caption “Additional Information Respecting Purchase and Redemption of Shares – Class T Shares,” beginning on page 22.

Shareholder Fees

(fees paid directly from your investment)

Class T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class T

Management Fees	0.71%

Distribution and Service (12b-1) Fees	0.25%

Other Expenses (1)	0.38%

Acquired Fund Fees and Expenses	0.07%

Total Annual Fund Operating Expenses	1.41%

Fee Waiver/Expense Reimbursement (2)	(0.21)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (3)	1.20%

(1)	Estimated for the current year, before fee waivers and expense reimbursements.

(2)	Thornburg Investment Management, Inc. (“Thornburg”) and/or Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class T expenses do not exceed 1.20%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg or TSC before [February 1, 2018], unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date. Thornburg and TSC retain the ability to be repaid by the Fund for fee waivers and expense reimbursements during a fiscal year if Fund expenses fall below the relevant percentage threshold before the end of that fiscal year.

(3)	The figures for Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement in this table have been recalculated to add amounts for “Acquired Fund Fees and Expenses,” in accordance with regulatory rules. Acquired Fund Fees and Expenses vary with changes in the amount of the Fund’s investments in investment companies and other factors. Excluding the amount for Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expense After Fee Waiver/Expense Reimbursement is 1.13% for Class T shares. Please see the disclosure below under the caption “Explanation of Acquired Fund Fees and Expenses” for a further explanation.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class T Shares	$122	$426	$751	$1,673

Explanation of Acquired Fund Fees and Expenses.

“Acquired Fund Fees and Expenses” shown in the table in the left-hand column are expenses incurred indirectly by other investment companies, such as business development companies, in which the Fund may hold shares. These operating expenses are similar to the expenses paid by other businesses owned by the Fund, are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s net asset value. These expenses have no impact on the costs associated with Fund operations. Regulatory rules require that the Acquired Fund Fees and Expenses be added to the actual operating expenses of the Fund, and that the total be shown in the bottom line of the Annual Fund Operating Expenses table in the left-hand column. Please see the expense figures shown in the Financial Highlights for the Fund, at pages 40 – 41, for a clearer picture of the Fund’s actual operating costs. For Class A shares, a class of shares that is invested in the same portfolio of securities and the annual returns would differ from the Class T shares only to the extent that the classes do not have the same expense.

4

STRATEGIC INCOME FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.48% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations and income-producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below, but the relative proportions of the Fund’s investments in debt obligations and in income producing stocks can be expected to vary over time.

The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

•	bonds and other debt obligations issued by domestic and foreign companies of any size (including lower-rated “high yield” or “junk” bonds)

•	mortgage-backed securities and other asset-backed securities

•	convertible debt obligations

•	obligations issued by foreign governments (including developing countries)

•	collateralized mortgage obligations (“CMOs”), collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other structured finance arrangements

•	obligations of the U.S. government and its agencies and sponsored enterprises

•	structured notes

•	zero coupon bonds and “stripped” securities

•	taxable municipal obligations and participations in municipal obligations

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals, including primarily income producing common and preferred stocks issued by domestic and foreign companies of any size (including smaller companies with market capitalizations of less than $500 million, and companies in developing countries), and also including publicly traded real estate investment trusts and other equity trusts and partnership interests. The Fund expects that its equity investments will be weighted in favor of companies that pay dividends or other current income.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such investment prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

The Fund also may invest in derivative instruments to the extent Thornburg believes such investments may assist the Fund in pursuing its investment goal. Derivatives are financial instruments that derive their value from an underlying asset, reference rate, or index. The Fund may invest in derivatives for risk management purposes, including to hedge against a decline in the value of certain investments. The Fund may also invest in derivatives for non-hedging purposes, including to obtain investment exposures to a particular asset class. Examples of the types of derivatives in which the Fund may invest are options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements).

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. Please note that because the Fund’s objective is to provide high current income, the Fund invests with an emphasis on income, rather than stability of net asset value.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

5

STRATEGIC INCOME FUND

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Prepayment Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk. Debt obligations backed by so-called “subprime” mortgages may also be subject to a greater risk of default or downgrade. Debt obligations issued by the U.S. government or its agencies, instrumentalities and government sponsored enterprises are also subject to credit risk. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. agencies, instrumentalities and enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the U.S. government, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments. The market value of any zero coupon bonds or “stripped” securities that the Fund may purchase will typically be more volatile than the value of a comparable, interest-paying bond. Additionally, zero coupon bonds and “stripped” securities are subject to the risk that the Fund may have to recognize income on its investment and make distributions to shareholders before it has received any cash payments on its investment.

Risks Affecting Specific Issuers – The value of a debt obligation or equity security may decline in response to developments affecting the specific issuer of the obligation or security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. The market for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds) and debt obligations backed by so-called “subprime” mortgages may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

6

STRATEGIC INCOME FUND

Foreign Investment Risk – Investments in the equity securities or debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets involve the risks associated with the underlying assets, and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Derivatives Risk – The Fund’s investments in derivatives involve the risks associated with the securities or other assets underlying the derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to a derivative to perform its obligations to the Fund, the Fund’s inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.

Real Estate Risk – The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 22.

Past Performance of the Fund

The bar chart and accompanying table provide some indication of the risks of investing in the Strategic Income Fund by showing how the Fund’s investment returns vary from year to year and by showing how the Fund’s average returns for the indicated periods compare with those of the Bloomberg Barclays U.S. Universal Index, and to a Blended Benchmark, comprised of 80% Bloomberg Barclays U.S. Aggregate Bond Index, which represents a broad measure of bond market performance, and 20% MSCI World Index, which represents a broad measure of equity market performance in developed markets. Because the Class T shares that are offered in this Prospectus were not available before April 10, 2017, information for Class A shares is shown. The returns shown for Class A shares would have substantially similar annual returns as Class T shares, because the two classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2016. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

Highest quarterly results for time period shown: 16.23%

(quarter ended 6-30-09).

Lowest quarterly results for time period shown: -10.38%

(quarter ended 12-31-08).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-16)

Class A Shares	1 Year	5 Years	Since Inception (12-19-07)

Return Before Taxes	2.84%	4.31%	5.77%

Return After Taxes on Distributions	1.45%	2.16%	3.32%

Return After Taxes on Distributions and Sale of Fund Shares	1.58%	2.42%	3.50%

Bloomberg Barclays U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)	3.91%	2.78%	4.38%

Blended Benchmark (reflects no deduction for fees, expenses, or U.S. taxes)	3.71%	3.93%	4.22%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

STRATEGIC INCOME FUND

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Jason Brady, CFA, the president of the Trust and the chief executive officer, president, and a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2007.

Lon Erickson, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2015.

Jeff Klingelhofer, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2015.

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 36 of this Prospectus.

For important information about the purchase and sale of Fund shares and financial intermediary compensation, please turn to “Summary of Other Important Information Respecting Fund Shares” on page 21 of this Prospectus.

8

FUND SUMMARY

International Value Fund

Investment Goal

International Value Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class T shares if you invest at least $250,000 in Class T shares of the Fund. More information about this and other discounts and sales charge waivers that may be available from your financial intermediary is provided in this Prospectus under the captions “Opening Your Account – Buying Fund Shares,” beginning on page 29, “Buying Class T Shares,” beginning on page 31, and “Appendix A - Sales Charge Variations Offered by Financial Intermediaries” immediately before the back cover page of this Prospectus.

Shareholder Fees

(fees paid directly from your investment)

Class T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class T

Management Fees	0.70%

Distribution and Service (12b-1) Fees	0.25%

Other Expenses (1)	0.30%

Total Annual Fund Operating Expenses	1.25%

(1)	Estimated for the current fiscal year, before expense reimbursements.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$127	$397	$686	$1,511

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103.90% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in foreign equity securities or depository receipts of foreign equity securities. The Fund may invest in developing countries, but under normal conditions those investments are expected to comprise a significantly smaller proportion of the Fund than investments in developed countries.

The Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), intends to invest on an opportunistic basis where the Fund’s portfolio managers believe intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks the Fund categorizes as basic values, consistent earners, and emerging franchises, when the portfolio managers believe these issues are value priced. The relative proportions of securities invested in each of those categories will vary over time. The Fund seeks to invest in promising companies, and may invest in stocks that reflect unfavorable market perceptions of the company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle capitalization range of publicly traded companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund’s selection criteria, may consider both current and projected measures. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•	profitability

•	price/earnings ratio

•	price/book value ratio
•	undervalued assets

•	earnings growth potential

•	industry growth characteristics

9

INTERNATIONAL VALUE FUND

•    price/cash flow ratio

•    debt/capital ratio

•    dividend characteristics

•    security and consistency of revenues

•    EV (enterprise value)/ EBITDA (earnings before interest, taxes, depreciation and amortization) ratio

• industry leadership • franchise value • potential for favorable developments • EBIT (earnings before interest and taxes)/interest expense ratio

The Fund categorizes its equity investments in the following three categories:

Basic Value: Companies which, in Thornburg’s opinion, are financially sound with well established businesses selling at low valuations relative to the companies’ net assets or potential earning power.

Consistent Earner: Companies which normally exhibit steady earnings growth, cash flow characteristics and/or dividend growth. These companies may have above average profitability measures and normally sell at above average valuations.

Emerging Franchise: Companies which, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service or market with the potential to grow at an above average rate. Under normal conditions, the proportion of the Fund invested in this category will be lower than the other categories.

There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

Debt obligations may be considered for investment if Thornburg believes them to be more attractive than equity alternatives, or to manage risk. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

10

INTERNATIONAL VALUE FUND

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 22.

Past Performance of the Fund

The bar chart and accompanying table provide some indication of the risks of investing in the International Value Fund by showing how the Fund’s investment returns vary from year to year and by showing how the Fund’s average returns for the indicated periods compare with those of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and two versions of the MSCI All Country (AC) World ex-U.S. Index, each of which is a broad measure of investment performance. Because the Class T shares that are offered in this Prospectus were not available before April 10, 2017, information for Class A shares is shown. The returns shown for Class A shares would have substantially similar annual returns as Class T shares, because the two classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2016. Updated performance information may be obtained on the Thornburg website at www.thornburg. com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

Highest quarterly results for time period shown: 22.74%

(quarter ended 6-30-09).

Lowest quarterly results for time period shown: -20.94%

(quarter ended 9-30-11).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-16)

Class A Shares	1 Year	5 Years	10 Years

Return Before Taxes	-7.13%	4.32%	1.74%

Return After Taxes on Distributions	-7.81%	2.71%	0.59%

Return After Taxes on Distributions and Sale of Fund Shares	-4.04%	3.17%	1.19%

MSCI EAFE Index (reflects no deduction for fees, expenses, or U.S. taxes)	1.00%	6.53%	0.75%

MSCI AC World ex-U.S. Index (gross/net) (reflects no deduction for fees, expenses, or U.S. taxes)	3.99%	5.00%	0.96%

MSCI AC World ex-U.S. Index (gross) (reflects no deduction for fees, expenses, or taxes)	5.01%	5.48%	1.42%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Effective February 1, 2017, the Fund changed one of its benchmarks from the MSCI AC World ex-U.S. Index (gross) to the MSCI AC World ex-U.S. Index (net). While those two indices include the same securities, the calculation of returns for the “net” version of the index reflects the reinvestment of dividends after deduction of withholding taxes that apply to individuals who are not resident in the issuer’s country, while the calculation of returns for the “gross” version of the index reflects the reinvestment of dividends without any withholding tax deduction. Thornburg believes that the “net” version of the

11

INTERNATIONAL VALUE FUND

index better reflects how dividends paid to the Fund in respect of its foreign investments will be reinvested, since those dividends are generally subject to withholding tax when paid to the Fund.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lei Wang, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2006.

Di Zhou, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2015.

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 36 of this Prospectus.

For important information about the purchase and sale of Fund shares and financial intermediary compensation, please turn to “Summary of Other Important Information Respecting Fund Shares” on page 21 of this Prospectus.

12

FUND SUMMARY

Income Builder Fund

Investment Goal

The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class T shares if you invest at least $250,000 in Class T shares of the Fund. More information about this and other discounts and sales charge waivers that may be available from your financial intermediary is provided in this Prospectus under the captions “Opening Your Account – Buying Fund Shares,” beginning on page 29, “Buying Class T Shares,” beginning on page 31, and “Appendix A - Sales Charge Variations Offered by Financial Intermediaries” immediately before the back cover page of this Prospectus.

Shareholder Fees

(fees paid directly from your investment)

Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class T
Management Fees	0.69%

Distribution and Service (12b-1) Fees	0.25%

Other Expenses (1)	0.22%

Acquired Fund Fees and Expenses	0.21%

Total Annual Fund Operating Expenses	1.37%

(1)	Estimated for the current fiscal year, before expense reimbursements.

(2)	The figures for Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement in this table have been recalculated to add amounts for “Acquired Fund Fees and Expenses,” in accordance with regulatory rules. Acquired Fund Fees and Expenses vary with changes in the amount of the Fund’s investments in investment companies and other factors. Excluding the amount for Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expense is 1.18% for Class T shares. Please see the disclosure below under the caption “Explanation of Acquired Fund Fees and Expenses” for a further explanation.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$139	$434	$750	$1,646

Explanation of Acquired Fund Fees and Expenses.

“Acquired Fund Fees and Expenses” shown in the table in the left-hand column are expenses incurred indirectly by other investment companies, such as business development companies, in which the Fund may hold shares. These operating expenses are similar to the expenses paid by other businesses owned by the Fund, are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s net asset value. These expenses have no impact on the costs associated with Fund operations. Regulatory rules require that the Acquired Fund Fees and Expenses be added to the actual operating expenses of the Fund, and that the total be shown in the bottom line of the Annual Fund Operating Expenses table in the left-hand column. Please see the expense figures shown in the Financial Highlights for the Fund, at pages 42 – 43, for a clearer picture of the Fund’s actual operating costs. For Class A shares, a class of shares that is invested in the same portfolio of securities and the annual returns would differ from the Class T shares only to the extent that the classes do not have the same expense.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.81% of the average value of its portfolio.

13

INCOME BUILDER FUND

Principal Investment Strategies

The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily including stocks and bonds, as described below. The Fund will under normal conditions invest at least 80% of its assets in income-producing securities, and at least 50% of its assets in common stocks.

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries), including preferred stock, publicly traded real estate investment trusts, other equity trusts and partnership interests. The Fund expects that equity investments in the Fund’s portfolio normally will be weighted in favor of companies which pay dividends or other current income.

The Fund may invest in debt obligations of any kind, including corporate bonds and other obligations, mortgage- and other asset-backed securities and government obligations. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund may invest a significant portion of its assets in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the

Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit

14

INCOME BUILDER FUND

quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Prepayment Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Real Estate Risk – The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 22.

Past Performance of the Fund

The bar chart and accompanying table provide some indication of the risks of investing in Income Builder Fund by showing how the Fund’s investment returns vary from year to year and by showing how the Fund’s average returns for the indicated periods compare with those of a Blended Benchmark comprised of 25% Bloomberg Barclays U.S. Aggregate Bond Index, which represents a broad measure of bond market performance, and 75% MSCI World Index, which represents a broad measure of equity market performance in developed markets. Because the Class T shares that are offered in this Prospectus were not available before April 10, 2017, information for Class A shares is shown. The returns shown for Class A shares would have substantially similar annual returns as Class T shares, because the two classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2016. Updated performance information may be obtained on the Thornburg website at www. thornburg.com or by calling 1-800-847-0200.

15

INCOME BUILDER FUND

Annual Total Returns – Class A Shares

Highest quarterly results for time period shown: 23.40%

(quarter ended 06-30-09).

Lowest quarterly results for time period shown: -15.16%

(quarter ended 12-31-08).

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-16)

Class A Shares	1 Year	5 Years	10 Years

Return Before Taxes	4.59%	6.05%	4.90%

Return After Taxes on Distributions	2.82%	4.05%	2.80%

Return After Taxes on Distributions and Sale of Fund Shares	2.54%	3.78%	2.88%

Blended Index (reflects no deduction for fees, expenses, or U.S. taxes)	6.41%	8.45%	4.23%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Jason Brady, CFA, the president of the Trust and the chief executive officer, president, and a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2007.

Ben Kirby, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2013.

Brian J. McMahon, the vice chairman of the Trust and a managing director and chief investment officer of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since its inception.

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 36 of this Prospectus.

For important information about the purchase and sale of Fund shares and financial intermediary compensation, please turn to “Summary of Other Important Information Respecting Fund Shares” on page 21 of this Prospectus.

16

FUND SUMMARY

Global Opportunities Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class T shares if you invest at least $250,000 in Class T shares of the Fund. More information about this and other discounts and sales charge waivers that may be available from your financial intermediary is provided in this Prospectus under the captions “Opening Your Account – Buying Fund Shares,” beginning on page 29, “Buying Class T Shares,” beginning on page 31, and “Appendix A - Sales Charge Variations Offered by Financial Intermediaries” immediately before the back cover page of this Prospectus.

Shareholder Fees

(fees paid directly from your investment)

Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class T
Management Fees	0.79%

Distribution and Service (12b-1) Fees	0.25%

Other Expenses (1)	0.33%

Total Annual Fund Operating Expenses	1.37%

(1)	Estimated for the current fiscal year, before expense reimbursements.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$139	$434	$750	$1,646

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.11% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, and partnership interests. The Fund may invest in any stock or other equity security which its investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), believes may assist the Fund in pursuing its goal, including smaller companies with market capitalizations less than $500 million.

The Fund may also invest in debt obligations of any kind, including corporate bonds, government obligations and other obligations. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds. The Fund portfolio includes investments in both domestic securities and securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Relative proportions of each will vary from time to time, depending upon the advisor’s view of specific investment opportunities and macro-economic factors. Under normal market conditions, the Fund invests a significant portion of its assets in issuers domiciled in or economically tied to countries outside the United States.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks

17

GLOBAL OPPORTUNITIES FUND

for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment, rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to the scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Real Estate Risk – The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting

18

GLOBAL OPPORTUNITIES FUND

REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 22.

Past Performance of the Fund

The bar chart and accompanying table provide some indication of the risks of investing in Global Opportunities Fund by showing how the Fund’s investment returns vary from year to year and by showing how the Fund’s average returns for the indicated periods compare with those of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which represents a broad measure of both domestic and foreign equity market performance. Because the Class T shares that are offered in this Prospectus were not available before April 10, 2017, information for Class A shares is shown. The returns shown for Class A shares would have substantially similar annual returns as Class T shares, because the two classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2016. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

Highest quarterly results for time period shown: 36.18%

(quarter ended 6-30-09).

Lowest quarterly results for time period shown: -26.80%

(quarter ended 12-31-08)

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-16)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	-1.03%	13.06%	6.96%

Return After Taxes on Distributions	-1.21%	12.88%	6.40%

Return After Taxes on Distributions and Sale of Fund Shares	-0.58%	10.38%	5.31%

MSCI AC World Index	7.86%	9.36%	3.56%
(reflects no deduction for fees, expenses, or U.S. taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

19

GLOBAL OPPORTUNITIES FUND

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Brian J. McMahon, the vice chairman of the Trust and a managing director and chief investment officer of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since its inception.

W. Vinson Walden, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since its inception.

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 36 of this Prospectus.

For important information about the purchase and sale of Fund shares and financial intermediary compensation, please turn to “Summary of Other Important Information Respecting Fund Shares” on page 21 of this Prospectus.

20

T H O R N B U R G    I N V E S T M E N T    T R U S T

Summary of Other Important Information Respecting Fund Shares

Purchase and Sale of Fund Shares

Minimum Initial Purchase

Class T Shares

The Funds do not impose a minimum initial purchase amount on Class T shares. The financial intermediary through which you purchase Class T shares may impose its own initial investment minimum amount.

Minimum Subsequent Purchases

Class T Shares

The Funds do not impose a minimum amount on subsequent purchases of Class T shares. The financial intermediary through which you purchase Class T shares may impose its own minimum on subsequent purchases of Class T shares.

Redemptions

If you hold your Class T shares with your financial intermediary, you should contact your intermediary to redeem shares. If your shares are held directly with the Funds’ Transfer Agent, you may redeem some or all of your Class T shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

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Additional Information About Fund Investment Goals and Strategies, and Risks of Fund Investment Strategies

Summaries of each Fund’s principal investment strategies and principal investment risks are provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that each Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. Investment strategies which are described below but are not identified as a principal investment strategy for a Fund at the beginning of the Prospectus are not currently considered to be principal investment strategies of the Fund. Investors should note, however, that a Fund’s investment profile will vary over time. See “Principal Investment Strategies” below for more information. More detailed information about each Fund’s investment strategies and investment risks is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Funds’ policies and procedures with respect to the disclosure of Fund portfolio investments.

FUND INVESTMENT GOALS: The investment goals for each Fund are stated above in each Fund Summary. The investment goals stated in each Fund Summary are fundamental policies of the relevant Fund, and may not be changed without the approval of that Fund’s shareholders. Other investment goals of any of the Funds are not fundamental policies, and may be changed without shareholder approval. A Fund may not achieve its investment goals.

PRINCIPAL INVESTMENT STRATEGIES: A “principal investment strategy” of a Fund is a strategy which the Fund’s investment advisor (“Thornburg”) anticipates may be important in pursuing the Fund’s investment objectives, and which Thornburg anticipates may have a significant effect on its performance. In general, a security or investment strategy will not be considered a principal strategy of a Fund if it will not represent more than ten percent of a Fund’s assets. Those strategies which are currently considered to be principal investment strategies of each Fund are identified under the caption “Principal Investment Strategies” relating to each Fund in the first part of this Prospectus. It is important to remember, however, that the investment profile of each Fund will vary over time, depending on various factors. Over time, a Fund will invest different proportions of its assets in the investments it is permitted to purchase, and a Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Under certain circumstances, a Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. Information about those specific investment limitations is described for each Fund under the caption “Principal Investment Strategies” in the first part of this Prospectus or in the “Investment Limitations” section of the Statement of Additional Information. For purposes of any such limitation, the term “assets” means net assets of the Fund (determined immediately after and as a result of the Fund’s acquisition of a given investment) plus the amount of borrowings for investment purposes.

INVESTING IN STOCKS AND OTHER EQUITY SECURITIES: Equity securities include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts and American Depositary Shares (“ADRs” and “ADSs”), partnership interests, equity trusts, shares in exchange traded funds (“ETFs”) and other investment companies, and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Other equity securities similarly represent ownership interests in corporations or other entities. See also “Investing in Other Investment Companies,” below.

General Risks of Equity Securities: Although equity markets have a history of long-term growth in value, the values of equity securities fluctuate significantly over short and intermediate time periods, and could fluctuate significantly over longer periods, in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. Thornburg may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific companies in which the Funds may invest. When equity securities held by a Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. From time to time, a Fund may seek to invest in a company’s equity securities through an initial public offering (“IPO”). There can be no assurance that a Fund will have continued access to profitable IPOs and, as a Fund’s assets grow, the impact of that Fund’s investments in IPOs on the performance of the Fund may decline.

Market and Economic Risks Affecting Equity Securities: Some adverse conditions have a broader impact and may affect entire economies, markets or industries. A general decline in economic conditions, in the United States or abroad, or the impacts of government policies or broader financial and market conditions may adversely affect securities valuations of companies in which a Fund has invested, even if the businesses of those companies are not adversely affected. In response to the financial crisis which began in 2008, the U.S. Federal Reserve and certain other central

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banks implemented a number of monetary policies intended to support financial markets, the effects of which were generally to reduce market interest rates and to raise the prices of a range of financial assets. In recent years, the U.S. Federal Reserve has eliminated or reduced many of those monetary policies, and other central banks could in the future take similar steps. Many market participants also anticipate that the U.S. Federal Reserve will in the near future make additional increases to its policy rate, the overnight Federal Funds rate. Although the effect that an increase in the Federal Funds rate or the further elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from certain Funds, or other consequences which may negatively affect global financial markets and the value of the Funds’ investments.

Risks Affecting Specific Companies: Other adverse developments may affect only specific companies, even if the overall economy or industry is unaffected. Adverse developments affecting a specific company may include management changes, hostile takeovers, weather or other catastrophe, competition from other firms or products, obsolescence of the company’s products, labor difficulties, increases in costs or declines in the prices the company obtains for its services or products and other factors. Any one or more of these adverse conditions may result in significant declines in the value of equity securities held by the Funds, and in some instances, a company in which a Fund has invested could become bankrupt, causing a loss of the Fund’s entire investment in the company.

Risks of Investing in Small and Mid-Cap Companies: Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Small-capitalization and mid-capitalization companies may have limited product lines, markets or financial resources, may have more limited management expertise and resources, and have more limited financing and capital. There also may be less available information respecting these companies.

Risks of Investing in Real Estate Investment Trusts (“REITs”): Real estate investment trusts are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which certain Funds may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of a Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risks that the REIT will fail to qualify for pass-through of income under the Internal Revenue Code of 1986 without payment of federal income tax by the REIT, or maintain its exemption from registration under the Investment Company Act of 1940 (the “1940 Act”).

Limited Number of Portfolio Holdings: International Value Fund, Income Builder Fund and Global Opportunities Fund may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if the investment advisor believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent a Fund invests its assets in fewer issuers than other mutual funds, the Fund’s net asset value may increase or decrease more in response to a change in the value of one of the Fund’s portfolio holdings than if the Fund invested in a larger number of issuers.

INVESTING IN DEBT OBLIGATIONS: Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest, and must repay the amount borrowed at maturity. Some debt obligations have interest rates that are fixed over the life of the obligation. Other debt obligations, commonly referred to as “floating rate” obligations, have interest rates that reset periodically prior to maturity based on a specific index or reference rate, such as the London Inter-Bank Offered Rate. The values and yields of debt obligations are dependent upon a variety of factors, including general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Values of debt obligations held by the Funds change daily, depending upon various factors, including interest rates, credit quality and factors affecting specific issuers, and general market and economic conditions. There are a wide variety of debt obligations available for investment. Specific types of debt obligation, and the principal risks associated with investment in those types of obligation, are summarized below under the captions “Investing in Foreign Equity Securities and Debt Obligations,” “Investing in U.S. Government Obligations,” “Investing in Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments,” “Investing in Other Asset-Backed Securities,” and “Investing in Structured Finance Arrangements.”

General Risks of Investing in Debt Obligations: Debt obligations are subject to a range of risks that may adversely affect the value of debt obligations held by the Funds, including credit risk, market risks, interest rate risks and prepayment risks. These risks are summarized below. The

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Funds’ investment advisor may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific issuers in whose obligations the Funds may invest. When debt obligations held by a Fund go into default or otherwise decline in value, the value of the Fund’s shares declines. Additional risks that may adversely affect specific types of debt obligations are discussed below under the captions “Investing in Foreign Equity Securities and Debt Obligations,” “ Investing in U.S. Government Obligations,” “Investing in Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments,” “Investing in Other Asset-Backed Securities,” and “Investing in Structured Finance Arrangements.”

Credit and Specific Issuer Risks: Investments in debt obligations are subject to the risk that the issuer of the obligation will become bankrupt or otherwise unable to pay some or all of the amounts due under its debt obligations, or delay paying principal or interest when due. Debt obligations are typically subject to the provisions of bankruptcy, insolvency and other laws that limit or reduce the rights of persons such as the Funds who own debt obligations, preventing or delaying owners of debt obligations from receiving payment of amounts due under the debt obligations, or reducing the amounts they can collect. The credit risk is generally more pronounced for lower-quality debt obligations, and generally less pronounced for investment grade obligations. Debt obligations of smaller corporate or public issuers may be subject to greater credit risk, and obligations of foreign issuers are subject to the additional risks affecting foreign investments, described below under the caption “Investing in Foreign Equity Securities and Debt Obligations.” Debt obligations are often rated as to credit quality by one or more nationally recognized statistical rating organizations (“NRSROs”). NRSROs are ratings agencies that have been registered with the Securities and Exchange Commission and are generally accepted in the financial markets as recognized providers of credible and reliable credit ratings.

Interest Rate Risk Affecting Debt Obligations: The market value of debt obligations varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. In particular, when interest rates increase, the market value of debt obligations may decrease. Prices of intermediate or longer-term debt obligations are relatively more sensitive to changing interest rates than shorter-term debt obligations, and increases in interest rates generally will have more adverse effect on a Fund’s share value when it holds intermediate or longer maturity obligations. Additionally, investments in floating rate obligations include the risk that the obligation’s interest rate may reset to a lower level of interest during the period of a Fund’s investment.

Prepayment Risk Affecting Certain Debt Obligations: Some debt obligations permit the issuer to pay the debt before final maturity. The rate at which issuers repay those debts before final maturity may be affected by changes in market interest rates. When market interest rates decline, the issuers of certain debt obligations may repay those obligations more quickly than anticipated in order to replace those obligations with obligations that bear the lower prevailing rates. In that event, a Fund may have to reinvest the proceeds of those repayments in obligations which bear the lower prevailing rates, resulting in a lower yield to the Fund. Conversely, when market interest rates increase, the issuers of certain debt obligations may repay those obligations more slowly than anticipated. In that event, Fund assets would remain invested in those obligations, and the Fund may be unable to invest to the same extent in obligations which bear the higher prevailing rates.

Market, Economic, and Liquidity Risks Affecting Debt Obligations: In addition to other conditions that may adversely affect the value of debt obligations, general economic and market conditions may reduce the value of debt obligations held by the Funds, even if the issuers of those obligations remain financially sound or otherwise able to pay their obligations when due. Similarly, adverse conditions in the markets in which debt obligations are traded may reduce the liquidity of debt obligations held by the Funds, making it difficult to sell those obligations (and therefore reducing the values of those obligations), and reducing the ability of the Funds to obtain reliable prices for debt obligations they hold. In response to the financial crisis which began in 2008, the U.S. Federal Reserve and certain other central banks implemented a number of monetary policies intended to support financial markets, the effects of which were generally to reduce market interest rates and to raise the prices of a range of financial assets. In recent years, the U.S. Federal Reserve has eliminated or reduced many of those monetary policies, and other central banks could in the future take similar steps. Many market participants also anticipate that the U.S. Federal Reserve will in the near future make additional increases to its policy rate, the overnight Federal Funds rate. Although the effect that an increase in the Federal Funds rate or the further elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from certain Funds, or

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other consequences which may negatively affect global financial markets and the value of the Funds’ investments.

Risks Affecting Lower Quality Debt Securities: A debt obligation’s credit rating reflects the expected ability of the obligation’s issuer to make interest and principal payments over time. Credit ratings are determined by rating organizations such as Moody’s Investors Service (“Moody’s”), Fitch Investors Service (“Fitch”) and Standard & Poor’s Corporation (“S&P”). Debt obligations which are rated within the four highest grades (Baa or BBB or better) by Moody’s, Fitch, or S&P are considered “investment grade” obligations. These debt obligations are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from “extremely strong” to “adequate.” The lowest ratings of the investment grade debt obligations may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Debt obligations that are below investment grade are sometimes referred to as “high-yield” securities or “junk” bonds, and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness, or they may already be in default. The market prices of these high-yield securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions. Changes by rating organizations in the rating assigned to a particular debt obligation may affect the value of that obligation, and in particular, a reduction in a debt obligation’s rating may reduce the value of the obligation. Ratings assigned by a rating organization do not reflect absolute standards of credit quality, and an issuer’s current financial condition may be better or worse than a rating indicates.

Additional Risks Affecting Convertible Debt Obligations:

Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by a Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

Additional Risks Affecting Zero Coupon Bonds and Stripped Securities: Zero coupon bonds are corporate or government-issued debt obligations that do not provide for periodic or “coupon” payments of interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond realizes a stated rate of return determined by the gradual accretion in the value of the security. A “stripped” security is a debt obligation that has been transformed into a zero coupon bond by creating a separate, new security comprised of the separate income component of the debt obligation (commonly referred to as an “income only” or “I/O” security) or the separate principal component of the debt obligation (commonly referred to as a “principal only” or “P/O” security).

Because zero coupon bonds do not provide for periodic payments of interest, their value is generally more volatile than the value of a comparable, interest-paying bond. A Fund may also have to recognize income on the bond and make distributions to shareholders before it has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the proceeds from the sale of Fund shares.

INVESTING IN FOREIGN EQUITY SECURITIES AND DEBT OBLIGATIONS: Investments in foreign equity securities, debt obligations and other investment instruments are subject to the same risks that affect investments in equity securities and debt obligations in the United States. Additionally, foreign investments are subject to other risks which are summarized below.

Identifying Foreign Investments: Except as otherwise stated under the caption “Principal Investment Strategies” for any Fund, investments are considered “foreign” or having been made “outside the United States” if at the time the investment is made by a Fund the issuer of the investment is domiciled outside the United States, or the issuer is determined by the Fund’s investment advisor, Thornburg, to be tied economically to a country other than the United States. Thornburg considers a variety of factors to determine whether an investment is tied economically to one or more countries other than the United States, including (i) whether or not a significant portion of the issuer’s revenues or assets are derived from or are located in countries outside the United States, (ii) the primary trading market of the issuer’s securities, (iii) the locations of its offices or other operations, (iv) the source of any governmental guarantees or other supports, (v) identification of the issuer’s securities within an index or other listing indicating its location in a particular country or region outside the United States, and (vi) whether the investment

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is otherwise exposed to the economic fortunes and risks of countries outside the United States. For this purpose, an issuer of a security may be considered tied economically to a country outside the United States if it also has significant economic exposures to the United States. In addition, the application of these factors is inevitably complex and not precise in certain respects, companies may be economically tied to a number of countries (including the United States), and different persons may evaluate these factors differently and reach different conclusions as to whether or not a given issuer or its securities would be considered foreign or tied economically to countries other than the United States.

General Risks Affecting Foreign Investments: Foreign investments are subject to greater political risk, including expropriation or nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, trade protections, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for a Fund’s investments could be subject to unfavorable judicial or administrative decisions or changes. Accounting and investment disclosure standards may be different or less reliable. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors. Different equity and debt markets may behave differently from each other, and in particular, foreign markets may move in different directions from each other and United States markets.

Foreign Currency Risks: Foreign investments, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls. The investment advisor may seek to hedge foreign currency risks, but its hedging strategies may not be successful, or its judgments not to use hedging strategies may not correctly anticipate actual conditions and result in loss or higher costs to a Fund. Furthermore, any hedging strategy that the advisor pursues, such as the use of currency forward contracts, may involve additional risks. See “INVESTING WITH DERIVATIVES,” below.

Developing Country Risks: Foreign investment risks may be more pronounced in developing countries. The economies of developing countries may be less diversified and dependent on one or a few industries, or may be dependent to a greater degree on exports of commodities or manufactured goods. For example, an economy that is dependent upon exports of commodities such as minerals or agricultural products may present increased risks of nationalization or other government interference, unavailability of capital or other resources, price volatility caused by fluctuating demand and competition from other producers of the commodities or substitute commodities. Developing countries often have less developed government institutions and legal systems, limited transportation and communications infrastructure, limited health and social resources, and are located in regions that are less politically stable and in some locations may be more subject to unusual weather and other natural conditions. Consequently, business operations in those countries may be more vulnerable to corruption and crime, weak or inconsistent regulatory agencies and procedures, transportation and communications delays and disruptions, natural disasters and health and environmental conditions, more limited access to materials and resources and regional political and military events. Investments in developing countries may be particularly vulnerable to fluctuations in market valuations because of the small size of some issuers and the limited size and illiquidity of investments and some markets on which investments are traded, manipulation or speculation in these markets, and inefficiencies in local markets and exchanges. Other risks having pronounced significance to investments in developing countries include local limitations on ownership by foreign persons, less developed legal protections for investors and the custodians and depositories through which a Fund holds investments in foreign countries, unreliable or limited information about issuers or economic conditions, restrictions on foreign ownership or repatriation of earnings, delays in conducting purchases or sales of investments, high inflation rates, changes in exchange rates and controls, higher costs or limitations on converting foreign currencies, higher national debt levels, and abrupt changes in governmental monetary and fiscal policies.

Risks of Debt Issued by Foreign Governments: Debt obligations may be issued by foreign governments and their agencies and instrumentalities, including the governments of developing countries and “supra-national” entities such as the International Bank for Reconstruction and Development (commonly called the “World Bank”). A Fund’s investments in these foreign debt obligations may be denominated in U.S. dollars or in foreign currencies. These securities, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. The governmental issuers of these debt obligations may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient

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government supervision of markets, and the legal protections for the Fund’s investments could be subject to unfavorable judicial or administrative changes. These risks may be more pronounced for a Fund’s investments in debt obligations issued by developing countries.

INVESTING IN U.S. GOVERNMENT OBLIGATIONS: United States Government obligations include U.S. Treasury securities such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. government. U.S. government obligations also may include the obligations of agencies or instrumentalities which are often referred to as “agency obligations.”

General Risks of Investing in U.S. Government

Obligations: U.S. government obligations are subject to the same risks affecting other debt obligations. Although securities backed by the full faith credit of the U.S. government are commonly regarded as having a small risk of default, it is possible that the U.S. government may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Further obligations that are backed by the full faith and credit of the U.S. government remain subject to the other general risks applicable to debt obligations, such as market risks, liquidity risks, and interest rate risks, and may be subject to ratings downgrades. Additional information about risks of U.S. government obligations that are not full faith and credit obligations is summarized below.

Risks of Investing in Agency Obligations: U.S. government obligations also include obligations of U.S. government agencies, instrumentalities and government-sponsored enterprises, commonly referred to as “agency obligations.” Some agency obligations are backed by the full faith and credit of the U.S. government, but other agency obligations have no specific backing or only limited support from the agency’s authority to borrow from the U.S. government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies – particularly those with limited credit support or no legally required support from the U.S. government – could default on their obligations or suffer reductions in their credit ratings. In September 2008, the U.S. government placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship overseen by the Federal Housing Finance Agency. Since 2009, Fannie Mae and Freddie Mac have also each received significant capital support through the United States Treasury’s purchase of their stock and Federal Reserve loans, and the United States Treasury has announced its expectation that it would continue providing such support in order to prevent either

Fannie Mae or Freddie Mac from having negative net worth. Despite these measures, there can be no assurance that Fannie Mae and Freddie Mac will remain successful in meeting their financial commitments under the debt obligations that they issue or guarantee.

INVESTING IN MORTGAGE-BACKED

SECURITIES, PARTICIPATION INTERESTS AND OTHER MORTGAGE-RELATED INVESTMENTS:

Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, pools of mortgage loans on real property. Mortgage-backed securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Mortgage-backed securities can be backed by either fixed rate or adjustable rate mortgage loans, and some of these securities may be backed by so-called “subprime” mortgages, which are granted to borrowers who, due to their credit history, do not qualify for traditional, prime loans. These securities may be issued by the U.S. government or its agencies and instrumentalities (including, but not limited to, mortgage-backed certificates issued by the Governmental National Mortgage Association (“Ginnie Mae”), Fannie Mae or Freddie Mac) or by private issuers. Mortgage-backed securities issued by agencies of the U.S. government may or may not be backed by the full faith and credit of the U.S. government. See “Risks of Investing in Agency Obligations,” above.

Risks Affecting Mortgage-Backed Securities: Mortgage-backed securities are debt obligations, and are subject to the risks that affect debt obligations generally and which may adversely affect the value of mortgage-backed securities held by the Funds, including credit risk, interest rate risk, market and liquidity risks, prepayment risk and management risk. Because mortgage-backed securities represent interests in underlying mortgages, mortgage-backed securities are subject to the risks associated with those underlying mortgages, including delays or defaults in payments on those mortgages. Those securities with limited credit support or no legally required support from the U.S. government could default on their obligations or suffer reductions in their credit ratings. In this regard, see the discussion above respecting “Investing in U.S. Government Obligations.” Mortgage-backed securities issued by private issuers are often supported by some type of insurance or guarantee to enhance the credit of the issuing party. Nonetheless, there is no assurance that the private insurer or guarantor will meet its obligations. Additionally, the trust or other entity that has been organized to administer the pool of mortgages may fail to make distribution payments to investors or otherwise perform poorly.

As with other debt obligations, the market value of mortgage-backed securities varies with changes in prevailing interest rates and changing evaluations of the ability of issuers

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to meet principal and interest payments. The market value and expected yield of mortgage-backed securities also varies depending on the rate of prepayments on the underlying mortgages. During periods of declining interest rates, more mortgagors can be expected to prepay the remaining principal on their mortgages before the mortgages’ scheduled maturity dates, reducing the value of mortgage-backed securities held by the Fund, and lowering the Fund’s yield as it reinvests the prepayment proceeds at the lower prevailing interest rates. Conversely, during periods of rising interest rates, the rate of prepayment on the underlying mortgages can be expected to slow, and a Fund will not have those additional prepayment proceeds to invest in other securities at the higher prevailing interest rates. Moreover, by increasing the mortgage-backed security’s effective maturity or duration, a slower prepayment rate on the underlying mortgages may increase the volatility of the security’s price in response to further interest rate changes.

Mortgage-backed securities may also include multiple class securities such as collateralized mortgage obligations and real estate mortgage investment conduits. See “Investing in Structured Finance Arrangements,” below, for further discussion of these instruments.

INVESTING IN OTHER ASSET-BACKED

SECURITIES: Asset-backed securities also may represent interests in pools of assets other than real estate mortgages, such as automobile loans or credit card receivables. Interest and principal payments on the underlying loans are passed through to the holders of the asset-backed securities.

Risks of Other Asset-Backed Securities: As with mortgage-backed securities, asset-backed securities are subject to the risks affecting debt obligations generally and which may adversely affect the value of asset-backed securities, held by the Funds, including credit risk, interest rate risk, market and liquidity risks, prepayment risk and management risk. These securities are subject to the risk of default by the issuer of the security and by the borrowers of the underlying loans in the pool. Because the issuers of asset-backed securities may have a limited practical ability to enforce any lien or security interest on collateral in the case of defaults by borrowers, asset-backed securities may present greater credit risks than mortgage-backed securities. As with mortgage-backed securities, the market value and expected yield of asset-backed securities will vary in response to changes in prevailing interest rates and the rate of prepayment on the underlying loans.

INVESTING IN STRUCTURED FINANCE

ARRANGEMENTS: Structured finance arrangements include investments such as asset-backed securities, collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). Interests in structured finance arrangements are issued to investors by a trust or other special purpose entity that has been organized to hold an underlying pool of debt obligations. For example, CMOs and REMICs are backed by a pool of U.S. government insured mortgage-backed securities (such as Ginnie Mae certificates) or other mortgage loans that are not backed by the U.S. government, CBOs are backed by a pool of fixed income obligations (which may include debt obligations that are rated below investment grade), and CLOs are backed by a pool of loans that may include, among others, domestic and non-subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. Some structured finance arrangements may be backed by so-called “subprime” mortgages.

Structured finance arrangements are typically issued in multiple “tranches,” each of which represents a portion or “slice” of the full economic interest in the underlying assets. Each tranche is issued at a specific fixed or floating interest rate and has a final scheduled distribution rate. Principal payments received on the underlying pool of assets are often applied to each tranche in the order of its stated maturity, so that none of the principal payments received in a given period will be distributed to a “junior” tranche until all other, more “senior” tranches are paid in full for that period. The most junior tranche is commonly referred to as the “residual” or “equity” interest.

Risks of Structured Finance Arrangements: An investment in a structured finance arrangement entails the same risks associated with an investment in the underlying debt obligations, including credit risk, interest-rate risk, market and liquidity risks, prepayment risk, and management risk. Additionally, an investment in this type of arrangement entails the risks that the distributions from the underlying pool of assets may be inadequate to make interest or other payments to an investor, or that the entity which issues the securities and administers the underlying investment pool will fail to make distribution payments, default or otherwise perform poorly. An investment in a junior tranche is subject to a greater risk of depreciation or loss than an investment in a more senior tranche. The market for structured finance arrangements may also be less liquid than for other debt obligations, including other types of asset-backed securities, making it difficult for a Fund to value its investment or sell the investment in a timely manner or at an acceptable price. Finally, certain structured finance arrangements may use derivative contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding the assets directly, which may entail additional risks (see “Investing with Derivatives,” below).

INVESTING WITH DERIVATIVES: Derivative instruments are financial contracts whose value depends on,

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or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. Some examples of current forms of derivative instruments include futures, options, forward contracts (including currency forward contracts), swaps, structured notes and credit derivatives (including credit default swaps and certain structured finance arrangements, which are described above in more detail). Strategic Income Fund may invest in derivative instruments as a principal investment strategy. Other Funds may invest in the types of derivative instruments identified above if such investments are consistent with the Fund’s investment limitations, and if Thornburg believes that such investments may assist the Fund in pursuing its investment goals. See the Statement of Additional Information for additional detail respecting the various derivative instruments that each Fund may utilize.

Risks of Investing with Derivatives: The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by a Fund of privately negotiated, over-the-counter (“OTC”) derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for a Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

INVESTING IN OTHER INVESTMENT

COMPANIES: Subject to percentage limitations imposed by the 1940 Act, and provided such investments are otherwise consistent with the Fund’s investment strategies and limitations, a Fund may invest from time to time in shares of other investment companies, including other open-end mutual funds, closed-end mutual funds, business development companies, and exchange traded funds. Shares in another investment company which are held by a Fund would be subject to the same risks that affect the underlying investments of that other investment company. In addition, because each investment company incurs its own operating expenses, a Fund which invests in another investment company indirectly bears the expenses of that investment company. Those underlying expenses are similar to the expenses paid by other businesses owned by the Funds, are not direct costs paid by Fund share-

holders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

Each Fund may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund, but generally invests in short-term obligations which are determined by Thornburg to be of high quality, with the objective of seeking current income consistent with liquidity management and safety of capital. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but Funds which invest in the Capital Management Fund would indirectly bear the other operating expenses of the Capital Management Fund, as described in the preceding paragraph.

TEMPORARY INVESTMENTS: Each of the Funds may purchase short-term, highly liquid securities including, but not limited to, time certificates of deposit, short-term U.S. government securities, commercial paper, and repurchase agreements. Funds typically hold these securities under normal conditions pending investment of idle funds or to provide liquidity. Funds also may hold assets in these securities for temporary defensive purposes in attempting to respond to adverse market, economic, political or other conditions. Investment in these securities for temporary periods could reduce a Fund’s ability to attain its investment goals.

Opening Your Account – Buying Fund Shares

Class T shares offered through this Prospectus are available only through broker-dealer firms and other financial intermediaries to which have arranged with the Funds’ Distributor, Thornburg Securities Corporation, to offer Class T shares to their customers. Not all financial intermediaries make Class T shares of the Funds available to their customers.

The financial intermediary through which you purchase Class T shares may impose its own investment minimum amounts, fees, policies and procedures for purchasing Class T shares. You should contact a representative of your financial intermediary about the availability of the Class T shares offered by the Funds in this Prospectus, and to learn about the intermediary’s investment minimums, fees, purchase and redemption policies and procedures, and other information.

In addition to the reduced sales charges applicable to purchases of Class T shares of $250,000 or more, certain financial intermediaries may offer waivers of the sales charge or discounts. Investors should contact their own financial intermediary to learn about any such waivers or discounts.

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In addition, please see the portion of this prospectus immediately before the back cover page, “Appendix A – Sales Charge Variations Offered by Financial Intermediaries,” for a description of the waivers or discounts that may be available to customers of financial intermediaries.

Class T shares of the Funds are generally only available for purchase by U.S. citizens who reside in the U.S. or its territories or have a U.S. military or diplomatic address, and by resident aliens who reside in the U.S. or its territories or have a U.S. military or diplomatic address and who provide a valid U.S. social security number of U.S. taxpayer identification number.

Please see “Buying Class T Shares” and “Transaction Details,” below for more information on the purchase of Class T shares of the Funds.

The Funds Offer Different Share Classes

Each Fund also offers one or more other classes of shares not offered through this Prospectus. Those share classes may have different sales charges and other expenses which may affect investment performance. Financial intermediaries offering Fund shares to their customers determine which share classes to make available to their customers. Investors may obtain information respecting the different classes of shares through their financial intermediary.

Net Asset Value

When you purchase or redeem shares, the price is based on the net asset value (“NAV”) next determined after receipt of your order in proper form. The net asset value is the value of a share, and is computed for each class of a Fund by adding the market value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business. See “Transaction Details,” below.

Compensation to Financial Advisors and Others

Securities dealers, brokers, financial advisors, retirement plans, and trust companies (each, a “financial intermediary” and collectively, “financial intermediaries”) may impose charges or fees in connection with selling or holding Class T shares. These amounts may differ depending upon the identity of the financial intermediary, how the investor holds Fund shares, and other factors.

Commissions and other sales charges paid by the investor when buying or redeeming Fund shares, if any, are displayed for each Fund under the caption “Fees and Expenses of the Fund,” and are described below under the caption “Buying Class T Shares.”

Amounts which could be paid by each Fund in connection with Rule 12b-1 plans are displayed for each Fund under the caption “Fees and Expenses of the Fund,” and are described below under the caption “Buying Class T Shares.”

Thornburg and TSC may pay amounts from their own resources to financial intermediaries in connection with the financial intermediaries’ marketing and promotion of Fund shares. These amounts may be in the form of commissions, finder’s fees or similar cash incentives, “revenue sharing,” marketing or advertising support, or payments to assist in transaction processing and administrative support. A financial intermediary may pay additional compensation to its representatives who sell Fund shares or to third party intermediaries with whom the financial intermediary has agreements to sell Fund shares. Thornburg or TSC also may provide non-cash compensation to financial intermediaries, including travel and lodging in connection with seminars or other educational programs. Because a financial intermediary may have a financial incentive to recommend a particular mutual fund to the intermediary’s customers if the intermediary receives payments or other support from that fund’s affiliates, investors who hold their Fund shares through a financial intermediary should consult with that intermediary and carefully review any disclosure by that intermediary respecting the intermediary’s compensation.

The Funds may pay amounts to financial intermediaries to compensate those intermediaries for shareholder support and account maintenance services that the intermediaries provide to their customers who own Fund shares. The Funds may make such payments to the extent the services provided by these financial intermediaries replace services which would otherwise be provided by the Funds’ transfer agent or other persons hired directly by the Funds. The services provided by these financial intermediaries may include account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing, and distribution of Fund prospectuses, shareholder reports and other information. Thornburg also may pay amounts from its own resources to financial intermediaries for those services. In certain circumstances, these amounts will not be paid to financial intermediaries in respect of accounts the value of which has decreased below the applicable account minimum. See “Selling Fund Shares” below for more detail about such minimums.

In addition to the amounts described above, some financial intermediaries may charge their account holders transaction fees, account or “wrap” fees and other amounts, which the investor can learn about by asking the investor’s financial intermediary.

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Buying Class T Shares

Class T shares are sold subject to a front-end sales charge. The sales charge is deducted from the offering price when you purchase shares, and the balance is invested at the NAV next determined after your order is received in proper form. The sales charge is shown in the table below. Some or all of the sales charge shown in the table below is paid to the financial intermediary through which you purchase your Class T shares. The sales charge is not imposed on shares that are purchased with reinvested dividends or other distributions. Financial intermediaries may impose other fees on purchases by their customers.

Class T shares are also subject to a Rule 12b-1 Service Plan, which provides for the Fund’s payment to Thornburg Securities Corporation (“TSC”), or to such other persons as TSC may direct, of up to 0.25% of the class’s average annual net assets each year for expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for shareholder and distribution-related services. Because this fee is paid out of the class’s net assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Class T Shares Total Sales Charge

	As Percentage of
	Offering Price	Net Asset Value
Less than $250,000.00	2.50%	2.56%

$250,000 to 499,999.99	2.00%	2.04%

$500,000 to 999,999.99	1.50%	1.52%

$1,000,000 and over	1.00%	1.01%

Class T shares are not available at reduced sales charges through any right of accumulation, right of reinstatement or letter of intent. Certain investors may be able to purchase Class T shares without a sales charge or a reduced sales charge as referenced below under “Sales Charge Waivers and Reductions.” It is the responsibility of the investor to advise his or her financial intermediary of information that may entitle the investor to a reduced or waived sales charge. Class T shares issued as automatic reinvestments of dividends or capital gains are issued at NAV and are not subject to any sales charges.

Minimum Investment Amounts

The Funds do not impose any minimum amount for an initial investment in Class T shares to open an account or for additional investments in the account. Financial intermediaries may impose their own investment minimums for initial and additional investments in Class T shares. The Funds reserve the right to change the minimum investment amounts at any time, without prior notice.

Sales Charge Waivers and Reductions

Different financial intermediaries who offer Class T shares may offer waivers or variations of these sales charges, and those waivers or variations are described immediately before the back cover page of this prospectus, beginning at page 44, under the caption “Appendix A – Sales Charge Variations Offered by Financial Intermediaries.”

Selling Fund Shares

If you have purchased and hold your Fund shares through your financial intermediary, you may withdraw money from your Fund account at any time by redeeming some or all of your shares through your financial intermediary. Your intermediary may charge a fee for redeeming your shares, and you can obtain information about the procedures established by your intermediary for redemptions, and any fees, by contacting your intermediary directly.

In some cases shareholder accounts through which Class T shares are owned are “orphaned accounts,” and are considered held directly from the Fund through the Funds’ Transfer Agent. Please see “Investor Services – Orphaned Accounts,” below for an explanation of orphaned accounts. To sell shares held in an orphaned account, you may request a redemption directly from your Fund as described below under the caption “Redemption of Shares Directly from a Fund.”

In either case, your shares will be redeemed by the Fund at the net asset value per share (“NAV”) next determined after your order is received in proper form by your financial intermediary, or in the case of a redemption directly from the Fund, when the order is received in proper form by the Fund’s Transfer Agent. NAV is normally calculated at 4 p.m. Eastern Time, as described in greater detail below under the caption “Transaction Details.”

The Funds may suspend the right of redemption and may postpone payment for shares when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine NAV, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

Redemption of Shares Through Your Intermediary

If you wish to redeem shares through your intermediary, you must contact your intermediary to learn their procedures for redeeming shares through the intermediary.

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Redemption of Shares Directly from a Fund

The procedures below apply to any redemption of shares you request directly from your Fund.

Your Fund may hold payment on redemptions until it is reasonably satisfied that any investments previously made by check have been collected, which can take up to 15 business days.

Payment for shares redeemed directly from a Fund normally will be made by mail the next business day, and in most cases within seven days, after receipt by the Transfer Agent of a properly executed request for redemption. No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

If you are selling some but not all of your shares in your directly held account, leave at least $1,000 worth of shares in the account to keep it open. Each Fund reserves the right to redeem the shares of any shareholder whose shares have a combined net asset value of less than $1,000. No contingent deferred sales charge will be imposed on such a mandatory redemption. The Fund will notify the shareholder before performing the redemption and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. A Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

To sell shares in an account, you may use any of the following methods:

Written Instructions. Mail your instructions to the Transfer Agent at the address shown on the back cover page. Instructions must include the following information:

•	Your name;

•	The Fund’s name;

•	Fund Account number;

•	Dollar amount or number of shares to be redeemed;

•	Medallion signature guarantee stamp, if required (see below for instructions); and

•	Signature (see below for signature instructions).

Signature Requirements

Individual, Joint Tenants, Tenants in Common, Sole Proprietor, or General Partner. Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

UGMA or UTMA. Instructions must be signed by the custodian exactly as the custodian’s name appears on the account.

Trust. Instructions must be signed by the trustee, showing trustee’s capacity. If trustee’s name is not on the account registration, provide a copy of trust document certified within the last 60 days.

Corporation or Association. Instructions must be signed by a person authorized to sign on the account. A Medallion signature guarantee is required. Please include a copy of corporate resolution authorizing the signer to act.

IRA or Retirement Account. See IRA instructions or telephone 1-800-847-0200.

Executor, Administrator, Conservator, or Guardian.

Telephone 1-800-847-0200.

Certain Requests Must Include a Medallion Signature Guarantee. It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a Medallion signature guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares;

•	Your account registration has changed within the last 30 days;

•	The check is being mailed to a different address than the one on your account (record address);

•	The check is being made payable to someone other than the account owner;

•	The redemption proceeds are being transferred to a Fund account with a different registration; or

•	The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You must obtain a Medallion signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (“STAMP”). The STAMP Medallion imprint is the only signature guarantee that will be accepted. A notary public cannot provide a Medallion signature guarantee.

Investor Services

Fund Information. Thornburg’s telephone representatives are available Monday through Friday from 9:30 a.m. to 6:30 p.m. Eastern Time. If you call during these times, you can speak

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with someone equipped to provide the information or service you need.

Statements and reports respecting your investment in the Fund will be sent to you by your financial intermediary. If you hold shares of your Fund directly through the Fund’s Transfer Agent, you will receive the following reports:

•	Confirmation statements after every transaction affecting your account;

•	Quarterly account statements; and

•	Financial reports (every six months).

Thornburg’s Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Shareholders should note that certain methods of contacting Thornburg may be unavailable or delayed following a natural disaster, cybersecurity incident, or other force majeure event.

Accounts and Transactions with Intermediaries. An investor may select a financial intermediary such as a securities dealer, broker, financial advisor, retirement plan, bank or trust company through which the investor purchases, sells and holds Fund shares. The intermediary typically provides a range of services for the convenience of the investor, which may include holding Fund shares of record for the investor, issuing account statements, executing transactions, distributing dividends and redemption proceeds, and assisting with tax reporting. The investor selects the financial intermediary, and neither the Funds, the Transfer Agent nor Thornburg will be responsible for failures or delays in crediting the investor for dividends or redemption proceeds, errors in account statements or other reports, errors in executing purchases or sales of shares, delays in reports, electronic hacking or other cyber events affecting accounts with an intermediary, or for any loss to the investor due to the failure or insolvency of the investor’s intermediary, the intermediary’s loss of property or funds, or other acts or omissions by the intermediary. Information respecting the compensation of financial intermediaries is provided above under the caption “Opening Your Account – Buying Fund Shares – Compensation to Financial Advisors and Others.” Thornburg does not audit the operations of financial intermediaries. Investors are urged to confer with their own intermediaries to learn about the different options available for owning mutual fund shares and the compensation paid to their intermediaries.

Orphaned Accounts. If the relationship between you and your financial intermediary is terminated, or if the relationship between your financial intermediary and the Funds’ distributor, Thornburg Securities Corporation (“TSC”) is terminated, your account would be considered an “orphaned account.” If TSC determines that your account is an orphaned account, TSC may, in its sole discretion take any one or more of the following actions: contact you at your address of record or the address that TSC obtained from your former intermediary to request that you establish a relationship with a new financial intermediary; until such time as a new intermediary has been identified on your account, restrict all trade activity in your account except for the redemption of Fund shares; and redeem the holdings in your account and mail the proceeds to your address of record or the address TSC obtained from your former intermediary

Inactive Accounts. Under certain states’ laws, the assets within a financial account will be deemed to have been abandoned if the account is inactive for a specified period of time. The factors used to determine whether an account is inactive vary from state to state, but may include a shareholder’s failure to cash a check, update their mailing address, or respond to Fund inquiries within the specified time period. For this purpose, your last known address of record with the Funds will determine which state has jurisdiction over your account for any Fund shares you hold directly through the Funds’ Transfer Agent. Please contact your financial intermediary to learn about the potential application of these laws to Fund shares you hold through your intermediary. If the assets within your account are deemed to be abandoned in accordance with the relevant state’s laws, the Fund or your financial intermediary may be legally obligated to transfer those assets to that state’s unclaimed property administrator. You are responsible for ensuring that your account is not “abandoned” for purposes of these state escheatment laws, and neither the Fund nor its agents will be liable to you or your representatives for good faith compliance with those laws.

Transaction Details

Each Fund is open for business each day the New York Stock Exchange (“NYSE”) is open. Each Fund normally calculates its net asset value (NAV) for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern Time. Debt obligations held by a Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. Equity securities held by a Fund which are listed or traded on a national securities exchange are valued at the last reported sale price on the exchange that is the primary market for the security. Equity securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the

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last reported bid and ask prices. Equity securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign equity security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign debt and equity securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, or where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where a Fund’s management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Trust’s valuation and pricing committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation. Fair value is an amount an owner of the security might reasonably expect to receive upon a sale of the security in an orderly transaction between market participants at the measurement date. Because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by a Fund upon the sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

An equity security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, an equity security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation for the security, create a question about the reliability of the security’s market value. Such events may include the merger or insolvency of an issuer, announcements respecting the prospects for a specific issuer or an industry, natural disasters, and political or social disruptions. In particular, prices for securities traded on a foreign exchange could become stale in some instances because of such events occurring after the close of that exchange. A debt obligation’s market value may be deemed unreliable by the Fund’s management if management believes that the price is stale, does not reflect material factors affecting the issuer of the security, or is significantly different from the price the Fund is likely to obtain if it sought a bid for the obligation.

Use of fair valuation procedures may reduce to some degree the ability of excessive traders to take advantage of arbitrage opportunities because of unreliable prices for portfolio securities, but is unlikely to eliminate excessive trading. See “Excessive Trading” for a discussion of the techniques used by Thornburg to reduce excessive trading. Because any of the Funds may own securities listed primarily on foreign exchanges which trade on days a Fund does not price its shares, the market values of some of the Fund’s assets may change on days when shareholders cannot purchase or redeem Fund shares.

When you open your account, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold a portion of your taxable distributions and redemption proceeds. See the Statement of Additional Information for further details about backup withholding.

Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked by your financial intermediary to supply your name, address, date of birth, Social Security or tax identification number and other information identifying you. We are required to reject any new account application if the required information is not provided.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order. See “Excessive Trading,” below.

When you buy shares of the Funds or sell them through your financial intermediary you may be charged a fee for this service. Please read your financial intermediary’s program materials for any additional procedures, service features or fees that may apply.

Each Fund may authorize certain financial intermediaries to receive on its behalf purchase and redemption orders received in good form, and some of those financial intermediaries may be authorized to designate other firms to receive purchase and redemption orders on the Fund’s behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by the authorized financial intermediary

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or its designee, and customer orders will be priced based upon the Fund’s net asset value next computed after the order is received by the authorized financial intermediary or its designee.

Financial intermediaries offering shares of the Funds are not agents or otherwise acting on behalf of the Funds, TSC, or Thornburg and the Funds, TSC, and Thornburg are not responsible for errors or omissions of any financial intermediary offering mutual fund shares for sale. Investors should exercise care in selecting persons from whom they purchase investments.

Excessive Trading

Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage a Fund’s investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, a Fund’s longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders’ shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm a Fund’s performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase a Fund’s transaction costs.

Thornburg Investment Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders. Among those procedures, the Trust has delegated to Thornburg the task of monitoring trading activity in the Funds. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Funds’ investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Thornburg monitors trading activity in each of the Funds to identify excessive trading. What constitutes excessive trading for a specific Fund will vary from other Thornburg Funds, depending upon the objectives of the Fund, the nature of the Fund’s portfolio securities at a given time and market factors. Thornburg reviews available information respecting shareholder transactions to detect excessive trading, considering various factors, such as the nature of securities held by a Fund (including whether any significant proportion of the Fund’s securities is traded on foreign exchanges, is thinly traded or is less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund’s portfolio securities.

Purchase orders or exchanges may be restricted or refused by any Fund if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts believed by the Funds to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Funds reserve the right to refuse purchase orders or exchanges into any Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively). The Trust, Thornburg or TSC may enter into arrangements with firms that establish omnibus accounts, pursuant to which the omnibus accountholder temporarily or permanently agrees to place restrictions on any purchase or exchange of Fund shares by an investor within the account that meets certain specified criteria indicating that the purchase or exchange constitutes excessive trading. Omnibus accountholders also may implement procedures, separate from Thornburg’s measures, to monitor and restrict trading perceived to be excessive.

Many Fund shares are now held through financial intermediaries who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the 1940 Act, the Trust, Thornburg or TSC will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees to provide Thornburg with information regarding investors who trade in Fund shares through the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated.

Dividends and Distributions

The Funds expect to distribute substantially all of their net investment income and realized net capital gains, if any, to shareholders each year. Net investment income of a Fund primarily consists of stock dividends (if it holds equity securities) and interest received on debt obligations (if it holds debt obligations), reduced by expenses of the Fund. Net capital gains are the gains realized by a Fund upon sales of investments,

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reduced by losses realized upon sale of investments. Strategic Income Fund typically declares dividends from net investment income daily an pays those dividends monthly. Income Builder Fund typically declares dividends from net investment income daily and pays those dividends quarterly. International Value Fund and Global Opportunities Fund typically declare and pay dividends from any net investment income quarterly. Dividends from net investment income may fluctuate. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Distribution Options. When you open an account, please specify to your financial intermediary how you want to receive your distributions. Each Fund offers four distribution options.

Dividends from Net Investment Income

1.	Reinvestment Option. Your dividend distributions, if any, will be automatically invested in additional shares of the Fund at the next determined net asset value.

2.	Cash Option. You will receive your dividend distributions in cash.

Capital Gains

1.	Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value.

2.	Cash Option. You will receive any capital gain distributions in cash.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges.

Investors should consider the tax implications of buying shares in a Fund just before a distribution. The money a Fund earns from its dividend, interest, capital gains and other income is reflected in the Fund’s share price until it distributes the money. At that time the distribution is deducted from the share price. If you buy shares just before a Fund makes a distribution (and, in particular, a capital gains distribution), you will get back some of your money as a taxable distribution.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable. See “Taxes,” below.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

Taxes

Federal Taxes – In General. Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner. Prospective investors, and in particular persons who are not individuals or who hold Fund shares through individual retirement accounts or other tax-deferred accounts, should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Funds.

Please note that, in addition to the taxes described below, a 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates, and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions of income dividends and capital gains paid by the Funds and otherwise includible in adjusted gross income, and capital gains recognized on the sale, redemption or exchange of Fund shares. Prospective investors should confer with their own tax advisors respecting this Medicare contribution tax.

Federal Tax Treatment of Distributions. Distributions to shareholders representing net investment income, income realized upon amortization of market discount on debt obligations, net short-term capital gains, and net gains from certain foreign transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares. Subject to holding period requirements, the portion of distributions which is “qualified dividend income” because it is attributable to certain corporation dividends is taxed to noncorporate shareholders at reduced rates of federal income tax applicable to long-term capital gains. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares.

An investor’s redemption of Fund shares, or exchange of shares for shares of another Fund, is generally a taxable transaction for federal income tax purposes, and the shareholder realizes gain or loss in an amount equal to the difference between the shareholder’s basis in the shares and the amount received on the redemption or exchange. Applicable law requires Thornburg to provide to both the shareholder and the Internal Revenue Service information about the cost basis and holding period of any Fund shares redeemed or sold in accounts specified by regulations for shares acquired by the shareholder on or after January 1, 2012 (“covered shares”). Information about the cost basis and holding period of covered shares will be reported to the shareholder and the Internal Revenue Service on Form 1099-B, and shareholders will be required to use that information when completing

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their annual federal income tax returns. Thornburg’s default method for calculating cost basis is the Average Cost method. For shareholders who hold their Fund shares through a financial intermediary, the intermediary may select a different default method for calculating cost basis. Shareholders who wish to elect a cost basis method other than the applicable default method should contact their financial intermediary for instructions. The cost basis method elected by the shareholder or applied by default may not be changed for any sale or exchange of Fund shares after the settlement date of that sale or exchange. Thornburg offers no tax advice, and shareholders are advised to consult their own tax advisors respecting which cost basis method may be most appropriate for them.

State Taxes. The laws of the different states and local taxing authorities vary with respect to the taxation of distributions of net investment income and capital gains, and shareholders of the Funds are advised to consult their own tax advisors in that regard.

Organization of the Funds

Each Fund is a series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized as a diversified, open-end management investment company under a Declaration of Trust. The Funds of the Trust described in this Prospectus are diversified. The Trustees are authorized to divide the Trust’s shares into additional series and classes.

Investment Advisor

The Funds are managed by Thornburg Investment Management, Inc. (“Thornburg”), a registered investment advisor since 1982. Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class of shares of each Fund under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class shareholders. Thornburg’s services to the Funds are supervised by the Trustees of Thornburg Investment Trust.

For the most recent fiscal year, the investment advisory and administrative services fee rates for each of the Funds were:

	Year Ended September 30, 2016
		Administrative
	Management Fee Rate	Services Fee Rate
Strategic Income Fund	0.71%	0.125%
International Value Fund	0.70%	0.125%
Income Builder Fund	0.69%	0.125%
Global Opportunities Fund	0.79%	0.125%

The advisory fee rate for each Fund decreases as assets increase and increases as assets decrease in accordance with the following breakpoint schedules:

Strategic Income Fund
Net Assets of Fund	Advisory Fee Rate
0 to $500 million	0.750%
$500 million to $1 billion	0.675%
$1 billion to $1.5 billion	0.625%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.500%

International Value Fund, Income Builder Fund, and Global Opportunities Fund
Net Assets of Fund	Advisory Fee Rate
0 to $500 million	0.875%
$500 million to $1 billion	0.825%
$1 billion to $1.5 billion	0.775%
$1.5 billion to $2 billion	0.725%
Over $2 billion	0.675%

A discussion regarding the basis for the approval of each Fund’s Investment Advisory Agreement by the Trustees is contained in the Fund’s Annual Report to Shareholders for the year ended September 30, 2016.

Thornburg and TSC may, from time to time, agree to waive fees or to reimburse a Fund for expenses above a specified percentage of average daily net assets. Thornburg and TSC retain the ability to be repaid by the Fund for fee waivers and expense reimbursements during a fiscal year if Fund expenses fall below the limit prior to the end of that fiscal year. Fee waivers or reimbursement of expenses for a Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg’s fees, each Fund will pay all other costs and expenses of its operations. No Fund will bear any costs of sales or promotion incurred in connection with the distribution of shares, except as described above under “Opening Your Account - Buying Fund Shares.”

Garrett Thornburg, a Trustee and Chairman of the Trust, is the controlling shareholder of both Thornburg and TSC.

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Fund Portfolio Managers

The people with the most significant responsibility for day-to-day management of each of the Funds are identified in the first part of this Prospectus under the heading “Portfolio Managers.” Some Funds have a single portfolio manager, and other Funds have portfolio managers who work together. Portfolio management at Thornburg is a collaborative process that encourages contributions from across Thornburg’s investment team. For Funds with more than one portfolio manager, the portfolio managers typically act in concert in making investment decisions for the Fund, but any portfolio manager may act alone in making an investment decision. Although each Fund’s named portfolio managers are primarily responsible for the Fund’s portfolio management, those portfolio managers may be assisted by other members of Thornburg’s investment team, including investment analysts, assistant or associate portfolio managers, and portfolio managers for other Thornburg Funds.

The following disclosure provides information about each portfolio manager’s recent business experience. Additional information about portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Funds they manage, is included in the Statement of Additional Information.

Strategic Income Fund

Jason Brady, CFA, the president of Thornburg Investment Trust and the chief executive officer, president, and a managing director of Thornburg, has been a portfolio manager of Limited Term U.S. Government Fund, Limited Term Income Fund, and Income Builder Fund since 2007 and has been a portfolio manager of Low Duration Income Fund and Strategic Income Fund since their inceptions. Mr. Brady joined Thornburg as an associate portfolio manager in 2006, was named a managing director in 2007, and became Thornburg’s chief executive officer and president effective January 1, 2016. Before joining Thornburg, Mr. Brady was a portfolio manager at another mutual fund management company, where he managed taxable fixed income securities across several sectors and strategies.

Lon Erickson, CFA, a managing director of Thornburg, has been a portfolio manager of Limited Term Income Fund since 2010, and has been a portfolio manager of Limited Term U.S. Government Fund, Low Duration Income Fund, and Strategic Income Fund since 2015. Mr. Erickson joined Thornburg in 2007 and was named a managing director in 2010. Before joining Thornburg, Mr. Erickson worked for nearly 11 years as an analyst for State Farm Insurance in both the Equity and Corporate Bond departments.

Jeff Klingelhofer, CFA, a managing director of Thornburg, has been a portfolio manager of Limited Term U.S.

Government Fund, Low Duration Income Fund, Limited Term Income Fund, and Strategic Income Fund since 2015. Mr. Klingelhofer joined Thornburg in 2010 and was named a managing director in 2015. Mr. Klingelhofer holds an MBA from The University of Chicago’s Booth School of Business and a BA in economics with a minor in business from The University of California at Irvine. Before joining Thornburg, Mr. Klingelhofer worked for four years at PIMCO, where he was responsible for monitoring portfolio leverage and risk tolerances.

International Value Fund

Lei Wang, CFA, a managing director of Thornburg, has been a portfolio manager of International Value Fund since 2006. Mr. Wang joined Thornburg Investment Management in 2004 as an associate portfolio manager and was named a managing director in 2005. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Di Zhou, CFA, a managing director of Thornburg, has been a portfolio manager of International Value Fund since 2015. Ms. Zhou joined Thornburg Investment Management in 2010 as an equity research analyst, was promoted to associate portfolio manager in 2014, and was named a managing director in 2015. Ms. Zhou holds a BA in Business Administration from the University of Southern California and an MBA from the University of Chicago’s Booth School of Business. Prior to graduate school, Ms. Zhou was employed at Wilshire Associates conducting securities research.

Income Builder Fund

Jason Brady, CFA, the president of Thornburg Investment Trust and the chief executive officer, president, and a managing director of Thornburg, has been a portfolio manager of Limited Term U.S. Government Fund, Limited Term Income Fund, and Income Builder Fund since 2007 and has been a portfolio manager of Low Duration Income Fund and Strategic Income Fund since their inceptions. Mr. Brady joined Thornburg as an associate portfolio manager in 2006, was named a managing director in 2007, and became Thornburg’s chief executive officer and president effective January 1, 2016. Before joining Thornburg, Mr. Brady was a portfolio manager at another mutual fund management company, where he managed taxable fixed income securities across several sectors and strategies.

Ben Kirby, CFA, a managing director of Thornburg, has been a portfolio manager of Income Builder Fund since 2013 and a portfolio manager of Developing World Fund since 2015. Mr. Kirby joined Thornburg in 2008 as an equity research analyst, and was promoted to associate portfolio manager in 2011. Mr. Kirby holds an MBA from Duke

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University and a BA in computer science from Fort Lewis College. Prior to graduate school, Mr. Kirby was a software engineer at Pinnacle Business Systems in Oklahoma City, Oklahoma.

Brian J. McMahon, the vice chairman of Thornburg Investment Trust and a managing director and chief investment officer of Thornburg Investment Management, Inc., has been a portfolio manager of Income Builder Fund since that Fund’s inception in 2002 and a portfolio manager of Global Opportunities Fund since that Fund’s inception in 2006. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing each Fund of the Trust, served as Thornburg’s president from 1997 until 2016 and as its chief executive officer from 2008 until 2016, and, as chief investment officer, he currently oversees Thornburg’s investment activities for the Funds and other clients.

Global Opportunities Fund

Brian J. McMahon, the president of Thornburg Investment Trust and a managing director and chief investment officer of Thornburg Investment Management, Inc., has been a portfolio manager of Income Builder Fund since that Fund’s inception in 2002 and a portfolio manager of Global Opportunities Fund since that Fund’s inception in 2006. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing each Fund of the Trust, served as Thornburg’s president from 1997 until 2016 and as its chief executive officer from 2008 until 2016, and, as chief investment officer, he currently oversees Thornburg’s investment activities for the Funds and other clients.

W. Vinson Walden, CFA, a managing director of Thornburg since 2004, has been a portfolio manager of the Global Opportunities Fund since that Fund’s inception in 2006. Joining Thornburg in 2002, Mr. Walden served as an associate portfolio manager for Funds of the Trust. Mr. Walden was an associate portfolio manager for another investment management firm before joining Thornburg.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or if shorter, the period of the Fund’s operations). Because Class T shares were not available until April 10, 2017, the returns and other data shown are the returns and data for Class A shares of each Fund, which are not offered in this Prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for all periods through September 30, 2016, for each Fund appears in the

financial statements for the Fund, which have been audited by [            ], independent registered public accounting firm.

The report of [            ] together with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

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Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period

Class A Shares
2016(a)	$11.22	0.46	0.28	0.74	(0.37)	(0.03)	(0.40)	$11.56
2015(a)	$12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$11.22
2014(a)	$12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$12.18
2013(a)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19
2012(a)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28

Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period

Class A Shares
2016(a)	$27.46	0.36	0.25	0.61	(0.39)	(4.25)	(4.64)	$23.43
2015(a)	$29.84	0.24	0.16	0.40	(0.26)	(2.52)	(2.78)	$27.46
2014(a)	$30.12	0.19	(0.23)	(0.04)	(0.24)	–	(0.24)	$29.84
2013(a)	$26.08	0.26	4.02	4.28	(0.24)	–	(0.24)	$30.12
2012(a)	$23.14	0.28	2.95	3.23	(0.29)	–	(0.29)	$26.08

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

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Thornburg Strategic Income Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA

Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)

4.12	1.24	1.24	1.24	6.70	29.48	$283,398
4.04	1.23	1.23	1.23	(2.97)	38.40	$338,387
4.30	1.22	1.22	1.24	6.79	51.20	$392,604
5.44	1.25	1.25	1.27	5.79	76.47	$251,106
5.97	1.25	1.25	1.31	12.73	34.54	$199,770

Thornburg International Value Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA

Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)

1.51	1.28	1.28	1.28	1.90	103.90	$990,194
0.82	1.27	1.27	1.27	1.25	70.88	$1,361,529
0.63	1.26	1.26	1.26	(0.14)	37.25	$2,601,689
0.92	1.25	1.25	1.25	16.49	34.67	$5,212,813
1.09	1.29	1.29	1.29	14.02	17.86	$5,429,316

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Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period

Class A Shares
2016(a)	$ 19.07	0.93	0.62	1.55	(0.80)	–	(0.80)	$ 19.82
2015(a)	$ 21.38	0.85	(2.34)	(1.49)	(0.82)	–	(0.82)	$ 19.07
2014(a)	$ 20.13	1.10	1.13	2.23	(0.98)	–	(0.98)	$ 21.38
2013(a)	$ 18.90	1.03	1.27	2.30	(1.07)	–	(1.07)	$ 20.13
2012(a)	$ 17.29	1.15	1.60	2.75	(1.14)	–	(1.14)	$ 18.90

Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period

Class A Shares
2016(a)	$ 24.41	0.25	0.38	0.63	(0.14)	–	(0.14)	$ 24.90
2015(a)	$ 23.74	(0.11)	0.78	0.67	–	–	–	$ 24.41
2014(a)	$ 19.72	(0.03)	4.13	4.10	(0.08)	–	(0.08)	$ 23.74
2013(a)	$ 15.97	0.11	3.79	3.90	(0.15)	–	(0.15)	$ 19.72
2012(a)	$ 13.15	0.14	2.89	3.03	(0.21)	–	(0.21)	$ 15.97

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Thornburg Investment Income Builder Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
		Expenses,
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)

4.82	1.18	1.18	1.18	8.35	42.81	$3,778,863
4.02	1.17	1.17	1.17	(7.27)	51.27	$4,257,943
5.21	1.18	1.18	1.18	11.19	38.81	$4,588,033
5.26	1.18	1.18	1.18	12.51	46.14	$4,281,060
6.32	1.20	1.20	1.20	16.26	40.96	$3,420,877

Thornburg Global Opportunities Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
		Expenses,
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)

1.02	1.35	1.35	1.35	2.57	37.11	$443,072
(0.42)	1.32	1.32	1.32	2.82	45.41	$550,327
(0.15)	1.41	1.41	1.41	20.85	60.29	$207,227
0.60	1.46	1.46	1.46	24.50	66.12	$96,855
0.94	1.49	1.49	1.49	23.22	66.07	$77,103

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Appendix A – Sales Charge Variations Offered by Financial Intermediaries

Front-End Sales Charge Waivers Offered by Morgan Stanley for Class T Shares of the Funds

Class T shares are available for purchase by Morgan Stanley Wealth Management clients with the front-end sales charge waived as follows:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however, these plans are eligible to purchase Class T shares through a transactional brokerage account.

•	Morgan Stanley Wealth Management employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

•	Mutual fund shares exchanged from an existing position in the same Fund as part of a share class conversion instituted by Morgan Stanley Wealth Management.

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients in transactional brokerage accounts. Please contact your Morgan Stanley representative for additional details governing the availability of these sales charge variations.

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Additional Information

Reports to Shareholders

Shareholders will receive annual reports of the Funds containing financial statements audited by the Funds’ independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor

Thornburg Investment Management® , Inc.

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

Distributor

Thornburg Securities Corporation®

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

Custodian

State Street Bank & Trust Co.

2 Avenue De Lafayette

Boston, Massachusetts 02111

Transfer Agent

Boston Financial Data Services

Post Office Box 219017

Kansas City, Missouri 64121-9017

General Counsel

Legal matters in connection with the issuance of shares of the Funds are passed upon by Thompson, Hickey, Cunningham, Clow, April & Dolan, P.A., 460 St. Michael’s Drive, Suite 1000, Santa Fe, New Mexico 87505.

Additional information about the Funds’ investments is available in the Funds’ Annual and Semiannual Reports to Shareholders. In each Fund’s Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund’s performance during its last fiscal year or fiscal period. The Funds’ Statement of Additional Information (SAI) also includes additional information about each Fund. The Funds’ SAI and the Funds’ Annual and Semiannual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semiannual Reports, and obtain other Fund information, by contacting Thornburg Securities Corporation at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 or by phone at (800) 847-0200. The Funds’ current Statement of Additional Information and Annual and Semiannual Reports to Shareholders also may be obtained on the Thornburg Website at www.thornburg.com. The Funds’ current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Funds (including the SAI) may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation inconsistent with what is contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of the Funds only in those states where the Funds’ shares have been registered or otherwise qualified for sale. The Funds will not accept applications from persons residing in states where the Funds’ shares are not registered or qualified for sale.

Thornburg Securities Corporation, Distributor

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

(800) 847-0200

www.thornburg.com

Each Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.

TH3803

Thornburg Investment Trust

Statement of Additional Information

Dated April 10, 2017

Thornburg Funds – Class T Shares

Thornburg Strategic Income Fund “Strategic Income Fund”	Thornburg International Value Fund “International Value Fund”	Thornburg Investment Income Builder Fund “Income Builder Fund”	Thornburg Global Opportunities Fund “Global Opportunities Fund”
Class T: -----	Class T: ----	Class T: ----	Class T: -----

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds’ “Class T Shares” Prospectus dated April 10, 2017. A copy of the Prospectus and the most recent Annual and Semiannual Reports for each of the Funds may be obtained at no charge by going to “Forms and Literature” on the Thornburg website at www.thornburg.com and clicking the appropriate hyperlink to view the current Prospectus or Financial Reports, by telephoning a Fund Support Representative at 1-800-847-0200, or by writing to the distributor of the Funds’ shares, Thornburg Securities Corporation, at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. The audited financial statements contained in the Annual Reports to Shareholders for each of the Funds for the fiscal year ended September 30, 2016 are incorporated herein by reference. This Statement of Additional Information is incorporated by reference into the Funds’ “Class T Shares” Prospectus.

The description of investment policies and limitations that appears in this Statement of Additional Information and the Prospectus does not impose a contractual duty on the Funds or their investment advisor to comply with those policies and limitations, and no express or implied contract is created among a Fund and its shareholders by virtue of those shareholders having made an investment in the Fund or having received this Statement of Additional Information or the Prospectus. Furthermore, while the Trust may enter into contracts with third parties to manage the Funds’ assets and provide other services, as described in this Statement of Additional Information and the Prospectus, the Trust and each such third party are the sole intended beneficiaries of those contracts, and the Funds’ shareholders are not third party beneficiaries of those contracts.

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ii

ORGANIZATION OF THE FUNDS

Strategic Income Fund, Value Fund, International Value Fund, Income Builder Fund and Global Opportunities Fund are diversified series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the “Declaration”). The Trustees are authorized to divide the Trust’s shares into additional series and classes.

The assets received for the issue or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are charged with the liabilities with respect to that Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to a given Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of each Fund are entitled to receive as a class the underlying assets of that Fund which are available for distribution.

Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objective(s) by pooling its assets with assets of other funds for investment in another investment company having the same investment objective(s) and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. (“Thornburg”) in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the participating Fund and its shareholders.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

Each Fund may hold special shareholder meetings and transmit proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will transmit proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

State Street Bank and Trust Company, Boston, Massachusetts, is custodian of the assets of the Funds. The Custodian is responsible for the safekeeping of the Funds’ assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds.

INVESTMENT POLICIES

Information about each Fund’s principal investment strategies and the principal risks associated with those investment strategies is provided in the Prospectus. A “principal investment strategy” of a Fund is a strategy which Thornburg anticipates may be important in pursuing the investment objective(s) stated in the Fund’s prospectus and which Thornburg anticipates may have a significant effect on the Fund’s performance. In general, a security or investment strategy will not be considered a principal strategy of a Fund if it will not represent more than ten percent of a Fund’s assets.

The following discussion supplements the information in the Prospectus by providing additional detail about some of the investments that a Fund is generally permitted, but not required, to make in pursuing the Fund’s investment objective(s) and certain risks associated with those investments. Not all of the investments identified below will be used by each Fund, and some investments that may be used by a Fund would not ordinarily be considered a principal investment strategy of the Fund. In general, a Fund may make any investment, including investments which are not identified below, if the investment advisor reasonably believes that the investment is consistent with the Fund’s investment objective(s) and policies and the Fund’s investment limitations do not expressly prohibit the Fund from doing so.

Under certain circumstances, a Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. For more information about the specific investment limitations that may be applicable to a Fund, please refer to the Prospectus and to the “Investment Limitations” section of this Statement of Additional Information. For purposes of any such limitation on the percentage of a Fund’s assets that could be invested in a particular investment strategy, the term “assets” means net assets of the Fund (determined immediately after and as a result of the Fund’s acquisition of a given investment) plus the amount of borrowings for investment purposes.

Strategic Income Fund is sometimes referred to in this Statement of Additional Information as a “Fixed Income Fund.” International Value Fund, Income Builder Fund and Global Opportunities Fund are sometimes referred to collectively in this Statement of Additional Information as the “Equity Funds.”

Investing in Debt Obligations

Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The values and yields of debt obligations are dependent upon a variety of factors, including the condition of the general market, general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Variations in the value of a debt obligation held in the Fund’s portfolio arising from these or other factors will cause changes in the net asset value of the Fund’s shares.

The following discussion contains additional detail about debt obligations, including some of the specific types of debt obligations in which a Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of debt obligations. You should also read “Investing in Foreign Debt Obligations and Foreign Equity Securities” below for information about some of the characteristics and risks of foreign debt obligations.

Bond Ratings

Many bonds and other debt obligations are assigned credit ratings by ratings agencies such as Moody’s Investors Service (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service (“Fitch”). The ratings of Moody’s, S&P and Fitch represent their current opinions as to the creditworthiness of the issuers of the debt obligations which the ratings agencies undertake to rate. In determining credit ratings, ratings agencies evaluate each issuer’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect payment in the event of the issuer’s default.

While credit ratings may be helpful in evaluating the safety of principal and interest payments under debt obligations, credit ratings do not reflect the risk that market values of debt obligations will fluctuate with changes in interest rates, general economic trends or other factors. Accordingly, even the highest rated debt obligation may experience wide price movements. Credit rating agencies may also fail to change credit ratings in a timely fashion to reflect events occurring subsequent to the initial ratings. Furthermore, it should be emphasized that credit ratings are general and are not absolute standards of quality. Debt obligations with the same maturity, coupon and rating may have different yields, while debt obligations of the same maturity and coupon with different ratings may have the same yield.

In addition to using information provided by ratings agencies, Thornburg will subject each debt obligation under consideration for investment to its own credit analysis in an effort to assess each issuer’s financial soundness. This analysis is performed by Thornburg for a particular debt obligation at the time that a Fund purchases that obligation and will be reviewed by Thornburg from time to time thereafter.

Each ratings agency uses its own rating classification system to indicate the credit rating assigned to a particular debt obligation. In general, the ratings agencies classify debt obligations into two categories for purposes of the ratings process – long term and short term. The ratings agencies typically assign short term ratings to debt obligations that are considered short term in the relevant market. In the United States, for example, the ratings agencies deem short term debt obligations to include commercial paper and other obligations with an original maturity of no more than 365 days. The following is a brief description of the applicable ratings symbols and their meanings for each of Moody’s, S&P and Fitch.

Ratings for Long Term Debt Obligations

Rating	Description

Aaa (Moody’s) AAA (S&P and Fitch)	Debt obligations judged to be of the highest quality, with minimal credit risk. The issuer is determined to have an extremely strong capacity to pay principal and interest on the obligation.

Aa (Moody’s) AA (S&P and Fitch)	Debt obligations judged to be of high quality, with very low credit risk. The issuer is determined to have a very strong capacity to pay principal and interest on the obligation.

A (Moody’s, S&P and Fitch)	Debt obligations judged to be of upper-medium grade quality, with low credit risk. The issuer is determined to have a strong capacity to pay principal and interest on the obligation.

Baa (Moody’s) BBB (S&P and Fitch)

Debt obligations judged to be of medium grade quality, with moderate credit risk and certain speculative characteristics. Adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the last of the ratings categories commonly referred to as “investment grade.”

Ba (Moody’s) BB (S&P and Fitch)

Debt obligations judged to have speculative elements and are subject to substantial credit risk. The issuer may face major ongoing uncertainties, and adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the first of the ratings categories commonly referred to as “below investment grade,” “non-investment grade” or “speculative grade.”

B (Moody’s, S&P and Fitch)

Debt obligations judged to be speculative and subject to high credit risk. Although the issuer currently has the capacity to make principal and interest payments on the obligation, adverse economic conditions will likely impair the ability of the issuer to meet those financial commitments.

Caa (Moody’s) CCC (S&P and Fitch)

Debt obligations judged to be of poor standing and subject to very high credit risk. Such obligations are currently vulnerable to nonpayment by the issuer, particularly in the event of adverse economic conditions or changing circumstances.

Ca (Moody’s) CC (S&P and Fitch)	Debt obligations judged to be highly speculative. These obligations are likely in, or very near, default, with some prospect of recovery of principal and interest.

C (Moody’s, S&P and Fitch)

Debt obligations that are currently highly vulnerable to nonpayment, debt obligations that permit payment arrearages, or debt obligations of an issuer that is the subject of a bankruptcy petition or similar action but has not yet experienced a payment default. These obligations have little prospect for recovery of principal and interest.

D (Moody’s, S&P and Fitch)	Debt obligations that are currently in payment default.

Moody’s may append the numerical modifiers 1, 2 or 3 to any debt obligation rated Aa through Caa to indicate the relative standing of that obligation within its principal rating category. Similarly, S&P and Fitch may append a “+” or “-” to any debt obligation rated AA through CCC to indicate the relative standing of that obligation within its principal rating category. The foregoing ratings are sometimes presented in parentheses preceded with “Con.” (Moody’s) or “p” (S&P and Fitch), indicating that the obligations are rated conditionally/provisionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition may be rated in this fashion. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

Ratings for Short Term Debt Obligations

Rating	Description

P-1 (Moody’s) A-1 (S&P) F1 (Fitch)

Issuer has a superior ability to repay its short term debt obligations. S&P and Fitch may also designate this type of obligation with a “+” to indicate that the issuer’s capacity to repay the obligation is extremely strong.

P-2 (Moody’s) A-2 (S&P) F2 (Fitch)

Issuer has a strong ability to repay its short term debt obligations, though repayment of these obligations is somewhat more susceptible to adverse economic conditions than obligations in the higher rated category.

P-3 (Moody’s) A-3 (S&P) F3 (Fitch)

Issuer has an acceptable ability to repay its short term debt obligations. Adverse economic conditions are more likely to weaken the ability of the issuer to meet its financial commitments on these types of obligations.

NP (Moody’s)	To the extent a short term debt obligation does not fall into one of the three previous categories, Moody’s identifies that obligation as NP or Not Prime.

B (S&P and Fitch)

The short term debt obligation is judged to have significant speculative characteristics. Although the issuer currently has the capacity to meet financial commitments on these obligations, the issuer faces ongoing uncertainties which could affect the issuer’s ability to meet those commitments. S&P may further delineate this ratings category into “B-1,” “B-2” or “B-3 to indicate the relative standing of an obligation within the category.

C (S&P and Fitch)	The short term debt obligation is currently vulnerable to nonpayment, and the issuer is dependent on favorable economic conditions to continue to meet its commitments on the obligation.

D (S&P and Fitch)	The short term debt obligation is in payment default.

Ratings of Municipal Notes. In addition to the foregoing, the ratings agencies may separately categorize municipal notes. Municipal notes are debt obligations issued by states, cities and local authorities and which mature in one year or less. When rating municipal notes, Moody’s uses ratings symbols MIG 1, MIG 2, MIG 3, MIG 4 and SG, S&P uses ratings symbols SP-1+, SP-1, SP-2 and SP-3, and Fitch uses ratings symbols F-1, F-2, F3, F-S and D. As with the ratings systems used for other debt obligations, the rating agencies’ categorization of municipal notes reflects a decreasing judgment of the ability of the issuer to meet its financial obligations under the note.

Dual Ratings. The rating agencies may assign dual ratings to all long term debt obligations that have a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used to denote the long term maturity and the short term debt rating symbols are used to denote the put option (for example, “AAA/A-1+”). For certain “demand notes” maturing in 3 years or less, the respective municipal note rating symbols, combined with the short term debt obligation symbols, are used (for example. “SP-1/A-1”).

Determining a Portfolio’s Average Maturity

A debt obligation’s maturity generally represents the time remaining until the principal amount of that obligation becomes due and payable.

For purposes of determining an investment’s maturity, Thornburg will treat a debt obligation as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of Thornburg, will result in the instrument being valued in the market as though it has an earlier maturity.

In addition, a Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations, such as United States Treasury Bills and United States Treasury Notes, have stated maturities. However, other obligations a Fund may acquire are interests in pools of mortgages or other loans having varying maturities. Due to prepayments of the underlying mortgage instruments or other loans, such securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security’s remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by a Fund based on Thornburg’s evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate. There can be no assurance that the average life as estimated will be the actual average life. For example, the mortgage instruments in the pools underlying mortgage-backed securities may have a range of different original maturities. The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

Certain securities which have variable or floating interest rates or demand or put features may be deemed by Thornburg to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed by Thornburg to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Determining a Debt Obligation’s Duration

The Strategic Income Fund may from time to time seek to reduce changes in the value of its shares by maintaining a portfolio of investments with a particular dollar-weighted average duration, or may otherwise monitor a portfolio’s duration. Duration is an estimate of the sensitivity of a debt obligation to changes in interest rates, and is consequently a measure of interest rate risk. The duration of a given debt obligation represents an approximation of the expected percentage change in a debt obligation’s value in response to a change in interest rates. Duration is commonly expressed as a number of years, and the value of an obligation or a portfolio of obligations with a higher number—a longer duration—will be more volatile in response to changes in interest rates.

Computations of duration for a specific debt obligation or for a portfolio of debt obligations will vary depending upon various factors, including the assumptions employed in performing the computations. Because duration figures are estimates, the actual changes in market values of specific debt obligations or portfolios of obligations may be different from the estimated changes in valuations based upon durations computed for the obligations or portfolios of obligations.

Inverse Floating Rate Notes

Each of the Funds may invest in inverse floating rate notes.

Inverse floating rate notes, sometimes referred to as “inverse floaters,” are a form of debt obligation that is ordinarily created by depositing a fixed-rate municipal obligation with a trustee, which divides the fixed rate obligation into two floating rate obligations, one which is a short-term floating rate security paying interest at rates that reset daily or on another short-term basis, and a second of which is a residual interest - the inverse floater - that is also a floating rate obligation which pays interest at rates that move in the opposite direction of the yield on the short-term floating rate obligation. Because changes in the interest rate on the short-term obligation issued by the trust inversely affect the interest paid on the inverse floater, the value and the income of the inverse floater is generally more volatile than that of an ordinary fixed rate debt obligation. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these investments is relatively volatile. These investments tend to underperform the market for fixed rate obligations in a rising long-term interest rate environment, but tend to outperform the market for fixed rate obligations when interest rates decline. Although they can be volatile, inverse floaters may offer the potential for yields exceeding the yields available on fixed rate obligations with comparable credit quality and maturity. These investments usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While inverse floaters would expose a Fund to leverage risk, they are not subject to the Funds’ borrowing restrictions.

Lower-Quality Debt Obligations

Each of the Funds may purchase debt obligations which are of lower-quality at the time of purchase or which, due to issuer default or credit ratings downgrades, are determined subsequent to purchase to be of lower-quality.

For these purposes, “lower-quality” debt obligations include debt obligations rated below Baa by Moody’s or BBB by S&P or Fitch, and unrated securities judged by Thornburg to be of equivalent quality. Lower-quality debt obligations typically have poor protection with respect to the payment of interest and repayment of principal, and may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If a Fund experiences unexpected net redemptions, it could be forced to sell lower-quality debt obligations in its portfolio at disadvantageous prices without regard to those obligations’ investment merits, which could depress the Fund’s net asset value and reduce the Fund’s overall investment performance. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing lower-quality debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and a Fund’s ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

The Funds may also invest from time to time in unrated obligations. Unrated obligations may be less liquid than comparable rated obligations and may be more difficult to value. Moreover, unrated obligations may be more difficult for Thornburg to evaluate and there is the risk that Thornburg may not accurately evaluate an investment’s actual credit quality. In particular, an unrated obligation that Thornburg believes is equivalent to an investment grade obligation could ultimately exhibit characteristics associated with lesser rated obligations.

Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities

Mortgage-Backed Securities. Each of the Funds may invest in mortgage-backed securities, in debt obligations which are secured with collateral consisting of mortgage-backed securities (see “Structured Finance Arrangements - Collateralized Mortgage Obligations” below), and in other types of mortgage-related securities.

Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, which may expose a Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of a Fund because the value of some mortgage-backed securities held by a Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

Interests in pools of mortgage-backed securities differ from other forms of debt obligations. Whereas other forms of debt obligations normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, mortgage-backed securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the

Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“Ginnie Mae”). Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the U.S. Department of Veteran Affairs or the Farmers Home Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government. Freddie Mac is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

In September 2008, the U.S. Government placed Fannie Mae and Freddie Mac into conservatorship overseen by the Federal Housing Finance Authority. That arrangement is intended to provide additional financial support to Fannie Mae and Freddie Mac. Since 2009, Fannie Mae and Freddie Mac have also each received significant capital support through the purchase of United States Treasury stock, and the United States Treasury has announced its expectation that it would continue providing such support in order to prevent either Fannie Mae or Freddie Mac from having negative net worth. Despite these measures, there can be no assurance that Fannie Mae and Freddie Mac will remain successful in meeting their financial commitments under the debt obligations that they issue or guarantee. There is also an ongoing debate among federal policy makers regarding whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether.

Mortgage Pass-Through Securities. Each of the Funds may also purchase pass-through pools of conventional mortgage loans that have been created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards, if any. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Asset-Backed Securities. Each of the Funds may invest in asset-backed securities.

The securitization techniques used to develop mortgage-backed securities (see “Mortgage-Backed Securities” and “Mortgage Pass-Through Securities” above) are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are securitized in pass-through structures similar to the mortgage pass-through structures described below or in structures similar to the CMO pattern (see “Structured Finance Arrangements — Collateralized Mortgage Obligations” below). In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

One example of this type of asset-backed security is a Certificate of Automobile Receivables (“CARS”). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Each of the Funds may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Thornburg expects that governmental, government-related or private entities may create mortgage-backed, mortgage pass-through and asset-backed securities in addition to those described above. If otherwise consistent with a Fund’s investment objectives, policies and quality standards, Thornburg may consider investing on behalf of a Fund in such new types of investments.

Municipal Obligations

Each Fund may invest in municipal obligations. Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term “municipal obligations” for this discussion if the interest paid thereon is exempt from federal income tax.

Municipal obligations are generally classified as municipal bonds or municipal notes. A municipal bond typically has a maturity of more than one year and is issued by a state, city or local authority to meet longer-term capital needs. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. In contrast to municipal bonds, municipal notes typically have a maturity of one year or less and are issued by states, cities and local authorities to provide for short-term capital needs, often as an interim step in anticipation of the municipality receiving future revenue.

At times, a Fund may invest in a number of municipal obligations that are related in a manner that they may be affected negatively by specific economic, business, legal or political developments. For example, if a Fund has invested in revenue bonds issued by political subdivisions to finance healthcare facilities, reductions in medical expense reimbursements by private insurers or governmental agencies could have a negative impact on the revenues of those facilities and the ability of those facilities to service the revenue bonds. Similarly, if a Fund has invested in municipal obligations originating in a specific state, than adverse fiscal or economic developments in the state could negatively affect both general obligation and revenue bonds issued by the state and its political subdivisions, agencies and instrumentalities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments in municipal obligations and may adversely affect the value of municipal obligations.

Auction Rate Securities. An auction rate security is a municipal obligation with a long-term nominal maturity for which the interest rate is reset at specific shorter frequencies (typically every seven to 35 days) through an auction process. The auction is a competitive bidding process used to determine interest rates on each auction date. In the auction, broker dealers submit bids to the auction agent on behalf of investors. The winning bid rate is the rate at which the auction clears, meaning the lowest possible interest rate at which the specific issue of municipal obligations can be sold at par. The clearing rate of interest established in the auction is paid on the entire issue of the municipal obligations for the upcoming period to the holders of those obligations. Investors who bid an interest rate above the clearing rate of interest receive no portion of the issue of municipal obligations, while those whose bids were at or below the clearing rate receive the clearing rate for the next period. Although the auction rate process is intended to permit the holders of a given issue of municipal obligations to sell their holdings at par in the auction at specified intervals, there is the risk that an auction will fail due to an insufficient demand for the obligations that are the subject of the auction, preventing the holders of the obligations from disposing of their holdings, potentially for an indeterminate period of time. In addition, auction rate securities may be subject to changes in interest rates, including decreased interest rates, thereby reducing the yields to holders of the obligations.

Fixed Rate Demand Obligations. A Fund may purchase fixed rate municipal demand obligations or instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The “demand” feature permits the holder to demand payment of principal and interest prior to the instrument’s final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a municipal obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the municipal obligation in the unit, or an equal aggregate principal amount of another municipal obligation of the same issuer, issue and maturity as the municipal obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a municipal obligation, based upon an accompanying opinion of counsel.

Floating Rate and Variable Rate Demand Obligations. Floating rate and variable rate demand notes, obligations or instruments are municipal obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and may permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days’ notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such letters of credit, guarantees or insurance will be considered in determining whether a municipal obligation meets the Fund’s investment criteria. The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

Mortgage-Backed Municipal Obligations. Some municipal obligations a Fund may purchase are backed by mortgage loans made by financial institutions or governmental agencies to finance single and multi-family housing projects or other real estate-related projects. Repayment of these municipal obligations may be secured by the revenues from a single housing project, or may be secured by a number of housing units. Interests in securities backed by a pool of mortgages on multiple housing units differ from other forms of debt obligation, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified payment dates. Instead, these securities provide for a periodic (typically monthly) payment which consists of both interest and principal payments. For more information about the characteristics and risks of mortgage-backed securities, see “Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities” above.

Municipal Leases. A Fund may at times invest in municipal obligations, including lease revenue bonds and certificates of participation, which provide the Fund with a proportionate interest in payments made by the governmental issuer on an underlying municipal lease. Although municipal lease obligations do not constitute general obligations of the governmental issuer for which the issuer’s taxing power is pledged, these lease obligations are typically backed by the issuer’s covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include “non-appropriation” clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. While the lease obligation might be secured by the leased property, it might be difficult for a Fund to dispose of the leased property in case of a default by the governmental lessee. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price. In seeking to reduce the special risks associated with investment by a Fund in municipal lease obligations, Thornburg will consider: (i) whether the underlying lease can be canceled; (ii) whether the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental lessee (e.g., the potential for an “event of nonappropriation”); (iii) in cases where the obligation gives a Fund a secured interest in the underlying equipment, whether that equipment has elements of portability or use that enhance its marketability in the event of a default by the governmental lessee; (iv) whether the governmental issuer’s general credit is adequate; and (v) such other factors concerning credit quality or the Fund’s legal recourse in the event of a default by the governmental issuer as Thornburg may deem relevant. Thornburg will also evaluate the liquidity of each municipal lease obligation upon its acquisition and periodically while it is held based upon various factors, including: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation; (c) the willingness of dealers to make a market for the obligation; (d) the nature and timing of marketplace trades; and (e) such other factors concerning the trading market as Thornburg may deem relevant.

Structured Finance Arrangements

Collateralized Mortgage Obligations (“CMOs”). Each of the Funds may invest in CMOs.

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security (see discussion of those instruments under “Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities” above). Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds. Proceeds of the offering are used to purchase mortgage pass-through certificates (the “collateral”). The collateral is pledged to a third party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off. Once the Series A, B, and C bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The market for some CMOs may be less liquid than other debt obligations, making it difficult for a Fund to value its investment in the CMO or sell the CMO at an acceptable price.

Each of the Funds may also invest in CMOs issued by Freddie Mac. Like other CMOs, Freddie Mac CMOs are issued in multiple classes having different maturity dates. Freddie Mac CMOs are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Payments of principal and interest on the CMOs are typically made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of the Federal Housing Administration prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of Freddie Mac’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements. Each of the Funds may also invest in other types of structured finance arrangements besides CMOs.

Other types of structured finance arrangements that are currently available for investment include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and similarly structured securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations (“CDOs”).

The cash flows from a CDO’s trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., “Investing in Derivative Instruments - Swap Agreements, Caps, Floors and Collars” below. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. A Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

U.S. Government Obligations

Each of the Funds may invest in obligations of the U.S. Government.

U.S. Government Obligations include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by, and acting as instrumentalities of, the U.S. government and established under the authority granted by Congress, including, but not limited to, Ginnie Mae, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and Fannie Mae. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. All U.S. Government Obligations are subject to the same risks affecting other debt obligations. Even if a U.S. Government Obligation is backed by the full faith and credit of the U.S. Treasury, it is possible that the U.S. government may be unable or unwilling to repay principal and interest when due, and may require that the terms for payment be renegotiated.

One specific type of U.S. Government Obligation is a Treasury Inflation Protected Security (“TIPS”). TIPS are debt obligations issued by the U.S. Treasury which are intended to protect investors from the negative effects of inflation. The principal value of the TIPS is periodically adjusted according to the rate of inflation, as measured by changes in the Consumer Price Index. Interest on TIPS is paid semi-annually as a fixed percentage of the inflation-adjusted principal amount. Typically, the interest rate on TIPS is lower than the interest rate paid on other U.S. Government Obligations of the same maturity.

Zero Coupon Bonds and “Stripped” Securities

Each of the Funds may purchase zero coupon bonds, including stripped securities.

Zero coupon bonds are corporate or government-issued debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the obligation at the time of issuance.

A “stripped” security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a “principal only” or “P/O” security, while the interest component is often referred to as an “income only” or “I/O” security.

Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. A Fund is required to accrue income from zero coupon bonds on a current basis even though it does not receive the income currently in cash, and a Fund is required to distribute that income for each taxable year. To generate the cash necessary to satisfy such distributions, a Fund invested in zero coupon bonds may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Investing in Equity Securities

Equity securities represent an ownership interest in the entity issuing the security. Common stocks, the most familiar type of equity security, represent an ownership interest in a corporation. The values of equity securities fluctuate significantly in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. When equity securities held by a Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value.

The following discussion contains additional detail about equity securities, including some of the specific types of equity securities in which a Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of equity securities. You should also read “Investing in Foreign Debt Obligations and Foreign Equity Securities” below for information about some of the characteristics and risks of foreign equity securities.

Closed End Funds

Each of the Funds may invest in the shares of closed end funds, including closed end funds which have elected to be treated as business development companies under the Investment Company Act of 1940 (the “1940 Act”).

Closed end funds are investment companies that invest in various securities and other financial assets, and which issue shares that trade on exchanges in a manner similar to the shares of exchange traded funds (see “Exchange Traded Funds” below). The shares of a closed end fund change in value as the values of its component securities and other investments fluctuate with market changes. In contrast to exchange traded funds, however, the trading values of a closed end fund’s shares often diverge to a greater extent from the net asset value of the fund’s underlying portfolio investments. A closed end fund incurs its own operating expenses, so that if a Fund invests in a closed end fund, shareholders of the Fund bear the closed end fund’s expenses in addition to the expenses of the Fund.

Convertible Securities

Each of the Funds may invest in convertible debt obligations and convertible preferred equity securities.

Convertible debt obligations may be converted or exchanged within a specified period of time and under certain conditions into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by a Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that a Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that a Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

As with convertible debt, a convertible preferred equity security may be converted or exchanged within a specified period of time and under certain conditions into a certain amount of common stock. The market value of the convertible preferred equity security typically varies in accordance with the market value of the underlying common stock and, accordingly, is subject to the same risks affecting the underlying common stock.

Exchange Traded Funds

Each of the Funds may invest in the shares of exchange traded funds (“ETFs”).

ETFs are investment companies that invest in various securities and financial assets. ETFs are created either to provide investment results corresponding to a securities index, or are actively managed in a manner corresponding more closely to a traditional mutual fund. ETFs are typically available to investors as units of beneficial interest in a trust, and are purchased and sold on an exchange in the same way as common stocks. The values of ETF shares increase and decline as the values of the ETF’s component securities and other investments fluctuate with the market changes, and usually trade in a relatively narrow range relative to the net asset value of its underlying portfolio investments because the structure of an ETF permits certain major market participants to redeem shares of the ETF for a “basket” of the ETF’s underlying investments. Shares in an ETF held by a Fund are consequently subject to the same general market risks that affect the underlying investments by the ETF, except that a Fund’s investments in an ETF may not exactly match the performance of any specific index (and may not perform as well as any specific index) because of differences between the ETF’s investments and the index or other factors. In addition, each ETF incurs its own operating expenses, so that if a Fund invests in an ETF, shareholders of the Fund bear the ETF’s expenses in addition to the expenses of the Fund.

From time to time a Fund may take short positions in leveraged ETFs. Leveraged ETFs are ETFs that use derivatives instruments or other investment techniques to try to generate returns that exceed the returns of their underlying portfolio investments. The use of leverage by ETFs tends to exaggerate the effect of any increase or decrease in the value of the ETF’s underlying investments and may, therefore, cause the value of the ETF’s shares to be more volatile than if the ETF did not use leverage.

Initial Public Offerings

Each of the Funds may invest in common stock or other equity securities offered through initial public offerings (“IPOs”).

An IPO is an issuer’s first offering of equity securities to the public. The issuer of IPO securities may have a limited operating history, and limited information about the issuer may be available to potential purchasers. Accordingly, the market for IPO securities may be more volatile and involve greater risk of loss than investments in the equity securities of more established companies. At times a Fund may sell its investment in IPO securities shortly after the Fund purchased those securities, which may result in increased transaction costs for the Fund. There can be no assurance that a Fund will have access to profitable IPOs and, as the Fund’s assets grow, any positive impact of IPO investments on the Fund’s performance likely will decline.

Investments in the Equity Securities of Smaller Companies

Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Smaller companies may have limited product lines, markets or financial resources, may have more limited management expertise and resources, and have more limited financing and capital. There may be less available information respecting these companies.

Preferred Stock

Each of the Funds may invest in preferred stock.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. Preferred stock dividends are generally fixed in advance, but the issuing company may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

REITs and Other Real Estate-Related Instruments

Each of the Funds may invest in real estate investment trusts (“REITS”).

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which a Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. A Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of a Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the 1940 Act.

Short Sales

Each of the Funds may enter into short sales with respect to an investment that Thornburg believes to be overvalued or to hedge against the Fund’s long exposures. A Fund may engage in short selling with respect to any of the securities in which the Fund is permitted to invest, including domestic and foreign equity securities and debt obligations.

In a short sale, the Fund borrows a security from a lender and then sells that borrowed security to another party. In order to complete the short sale, the Fund must return the borrowed security to the lender, which the Fund normally does by purchasing that security on the open market and delivering it to the lender. The Fund will realize a gain if the price of the security declines between the date the Fund borrowed the security and the date the Fund purchased the security to replace the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The Fund is required to pay to the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. The Fund may also be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. To secure its obligation to deliver the borrowed security to the lender, the Fund must segregate with its Custodian an amount of cash, cash equivalents, or liquid securities equal to the current market value of the borrowed security, which amount is marked to market each day, or the Fund must otherwise cover its short position in accordance with positions taken by the staff of the SEC.

Although a Fund hopes to profit from its short sales, short sales may include risks that are different than, and in some respects may exceed, the Fund’s long investments. Because there is no limitation on the amount to which the price of a security may increase between the date that the Fund borrows it from the lender and the date that the Fund must purchase the security on the open market to deliver it to the lender, the losses that the Fund incurs from a short sale are potentially limitless. In contrast, the losses that the Fund may realize on its long positions cannot exceed the total amount of the Fund’s investments in those positions. The lender in a short sale transaction may have a right to require the Fund to return the borrowed securities earlier than scheduled, in which case the Fund may have to purchase the securities on the open market at a time when the securities’ prices are unfavorable. To the extent the Fund is required to deliver collateral to the lender in response to declines in the value of the Fund’s short positions, the Fund may have to sell other securities in its portfolio to meet those collateral requirements. Such sales may not be at favorable prices, or may impede the pursuit of the Fund’s investment strategy.

When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio. The use of leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s underlying investments, and may, therefore, cause the Fund’s share price to be more volatile.

Warrants and Rights

Subject to certain limitations, as described in “Investment Limitations” below, each of the Funds may invest in warrants and similar rights. A warrant represents an option to purchase a stated number of shares of common stock of an issuer at a specified price during a specified period of time. The prices of warrants will not always correlate with the prices of the underlying shares of stock. In addition to the risks relating to the underlying stock, the purchase of warrants involves the risk that the effective price paid for the warrant, when added to the subscription price of the underlying stock, will exceed the market price of the underlying stock. Rights represent a preemptive right to purchase additional shares of an issuer’s common stock at the time of a new offering of those shares, thereby permitting the rights holder to retain the same ownership percentage after the new offering.

Investing in Foreign Debt Obligations and Foreign Equity Securities

Each of the Funds may make investments in foreign debt obligations or foreign equity securities. International Value Fund invests primarily in foreign securities, Global Opportunities Fund invests in a portfolio of both domestic and foreign securities, and at times the portfolios of the other Funds may contain a significant percentage of foreign securities.

A Fund’s investment in a foreign debt obligation or foreign equity security typically involves all of the risks inherent in the same type of debt obligation or equity security issued by a domestic issuer. In addition, foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The following discussion contains additional detail about the types of foreign investments which a Fund may make and certain risks associated with those investments. You should read the Prospectus for more information about these investments and their risks.

Foreign Investments

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries, because of inconsistent legal interpretations or less defined legal and regulatory provisions, or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

Depositary Receipts

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing ownership of shares of a foreign-based issuer. These certificates are issued by a bank or similar financial institution and generally trade on an established securities market in the U.S. or elsewhere. An investment in ADRs, EDRs or GDRs is an alternative to the purchase of the underlying securities in their national markets and currencies. However, ADRs, EDRs and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Additionally, the bank or other financial institution which issues the depositary receipt may charge the security holder fees for various services, such as forwarding dividend and interest payments. A Fund’s investments in depositary receipts evidencing ownership in shares of a developing country issuer will be deemed to be an investment in that developing country issuer for purposes of the Fund’s investment policies and restrictions.

Developing Countries

The considerations noted above generally are intensified for investments in developing countries, potentially including investments in issuers which are not domiciled in a developing country but which have reference to a significant percentage of their business in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign Currency Transactions

Each of the Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts and futures contracts to purchase or sell foreign currencies at a future date and price. Additional detail about foreign currency transactions is provided below in the sections entitled “Investing in Derivative Instruments - Foreign Currency Transactions,” “Investing in Derivative Instruments - Futures Contracts - Futures Relating to Foreign Currencies,” “Investing in Derivative Instruments - Options - Options Relating to Foreign Currencies,” and “Investing in Derivative Instruments - Swap Agreements, Caps, Floors and Collars - Currency Swaps.”

Investing in Derivative Instruments

A derivative instrument is a financial contract the value of which depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by a Fund of privately negotiated, over-the-counter (“OTC”) derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for a Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

A Fund’s investment in derivative instruments may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See “Taxes.” A Fund’s investment in derivative instruments may also be limited to the extent Thornburg intends to continue to claim exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act. See “Commodity Exchange Act Registration Exemption.”

The following discussion contains additional detail about the types of derivative instruments in which a Fund may invest and certain risks associated with those investments. You should also read the Prospectus for more information about derivative instruments and their risks.

Combined Positions

Any Fund which is permitted to purchase or sell forward contracts, futures contracts and options (see “Forward Contracts”, “Futures Contracts” and “Options” below) may also purchase and sell such forward contracts, futures contracts and options in combination with one another in order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Eurodollar Instruments

Each of the Funds may make investments in Eurodollar instruments.

Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currency Transactions

Each of the Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.

Conversions on a Spot Basis. A Fund may convert currency on a spot basis from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Currency Forward Contracts. A currency forward contract is a privately negotiated obligation to purchase or sell a specific currency at a specific future date, at a price set at the time of the contract. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

In those instances when a Fund enters into a forward currency contract, it typically does so for portfolio hedging purposes. In that regard, a Fund may enter into a forward contract to sell a foreign currency in which certain of its portfolio investments are denominated as a strategy to reduce the risk that a decline in the value of the foreign currency relative to the U.S. dollar will diminish the value of the portfolio investments denominated in that foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A Fund could use a similar hedging strategy in an “indirect hedge” with respect to securities holdings that are denominated in U.S. dollars or another currency, but which conduct a substantial amount of business in a given foreign currency and are consequently exposed to a risk that the value of that foreign currency will decline relative to the U.S. dollar or other currency in which the holding is denominated. The Funds do not enter into hedging transactions in all instances when it might be desirable to do so, and any Fund may be exposed to currency risk some or most of the time without any hedging position for purposes of reducing that risk.

A Fund may also enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

In another circumstance, a Fund that has agreed to buy or sell a security denominated in a foreign currency may seek to “lock in” the U.S. dollar price of the security by entering into a forward contract to buy or sell the relevant foreign currency for a fixed amount of U.S. dollars. This technique, sometimes referred to as a “settlement hedge” or “transaction hedge,” is intended to protect a Fund against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. A Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in a currency hedging transaction.

Except as stated below, a Fund does not enter into or maintain a forward currency contract if the settlement of the contract would obligate the Fund to deliver an amount of currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or another currency that is the proxy currency in a proxy hedge or is the subject of an indirect hedge described above). A Fund may, however, enter into a contract or maintain an exposure to forward contracts in excess of the value of the Fund’s portfolio securities denominated in or exposed to the pertinent currency, to the extent the excess is addressed by one or a combination of the following: (1) the excess is no greater than five percent of the full amount of the aggregate of the contracts in the currency which settle on the same date, and occurs on a temporary basis due to fluctuations in the currency value or the value of the underlying securities; (2) the excess is offset by one or more forward contracts in the same currency which settle on the same day and so reduce the Fund’s obligation to deliver the currency; (3) the Fund covers the excess by segregating cash or liquid securities on its books in the amount of the excess; or (4) the Fund enters into an option on the currency or otherwise enters into an offsetting transaction under which it has the right to acquire the currency that is the subject of the excess. Segregation of assets is generally effected through earmarking the assets as segregated on the books of the Fund or its custodian. For forward currency contracts involving certain foreign currencies that are subject to currency controls or are otherwise not freely tradeable, rules applicable to the Funds’ custodian may require that a Fund maintain in a segregated account with the custodian liquid assets at least equal to the value of the contract. Such assets will be marked to market daily, and may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the future contract. The deposit of such collateral with the custodian does not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to a Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See “Futures Contracts,” below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country’s own economy.

Successful use of currency management strategies will depend on Thornburg’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency’s value rose at a time when Thornburg had hedged a Fund’s exposure by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If Thornburg hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that Thornburg’s use of currency management strategies will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts

Each of the Funds may purchase or sell futures contracts to hedge against anticipated interest rate, currency or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date at a specified price. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date at a specified price. Futures contracts are typically bought and sold on exchanges or boards of trade where the contracts are listed. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Distributions to shareholders associated with income or net gains realized by a Fund from transactions in futures contracts (or options on futures contracts) may be subject to federal income tax.

Liquidity of Futures Contracts. Some futures contracts may become illiquid under adverse market conditions, and there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges and boards of trade may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may not be possible for a Fund to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until expiration regardless of unfavorable changes in its value. In that instance, the Fund’s access to other assets that it has deposited to cover its futures positions also could be impaired.

Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, in any instance when a Fund enters into a futures contract, either as purchaser or as seller, the Fund will segregate with its custodian or with a futures commission merchant (“FCM”) as initial margin assets sufficient to meet its obligations under the contract. The Fund will also deposit daily “variation margin” payments as required during the term of the contract in order settle the change in the contract’s value on a daily basis (a process known as “marking to market”). Segregated assets may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the futures contract. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Correlation of Price Changes. Because there are a limited number of types of futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Fund’s other investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts (see “Currency Forward Contracts” above), except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars.

The uses and risks of currency futures are similar to futures relating to other securities or indices. A Fund may purchase and sell currency futures to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency futures in conjunction with each other or with currency options or forward contracts. Currency futures values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of each Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures to the value of the Fund’s investments exactly over time. See “Foreign Currency Transactions” above.

Indexed Securities

Each of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators.

Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Options

Each of the Funds may purchase or write put and call options to hedge against anticipated interest rate or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed exercise or “strike” price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific equity securities or debt obligations, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, the owner of the put option will experience a loss measured by the premium paid to buy the option, plus related transaction costs.

The features of call options are similar to those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer will experience a loss if the underlying instrument’s price does not rise sufficiently to offset the buyer’s cost of purchasing the option and transaction costs.

The purchase of options increases a Fund’s costs because it must pay premiums to purchase the options, and the exercise of put and call options by a Fund will increase portfolio turnover and associated transaction costs. Because premiums for the purchase of options are typically much smaller than the prices to purchase the underlying instruments, the use of options creates leverage, which might result in a Fund’s net asset value being more sensitive to changes in the instruments underlying the options.

An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration of the option period or during a fixed period prior thereto.

Writing Put and Call Options. When a Fund sells or “writes” a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund, as writer of such an option, would be obligated to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund would be required to make margin payments to cover the Fund’s potential obligation to pay the strike price if the other party chooses to exercise the option. A Fund may seek to terminate its position in a put option it writes before it is exercised by closing out the option in the secondary market at its then current price. If, however, the secondary market is not sufficiently liquid, the Fund may not be able to close out its position and would, therefore, remain obligated to purchase the underlying instrument at the strike price if the option is exercised. If the price of the underlying instrument rises, the writer of a put ordinarily will profit by the amount of the premium received on writing the option. If the price of the instrument declines, the writer may experience a loss, although the amount of the loss is offset to some degree by the amount of the premium received.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option by the holder. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or decline. Through receipt of the option premium, a Fund as the writer of such an option would seek to mitigate the effects of a decline in the price of the underlying instrument. At the same time, a Fund which writes an option must be prepared to deliver the underlying instrument in return for the strike price, even if the current value of the instrument is higher than the strike price. In that event, a Fund will experience a loss to the extent that the value of the underlying instrument exceeds the total of the strike price and the premium that it received when it wrote the option.

All call options written by a Fund must meet applicable asset segregation requirements as long as the call is outstanding.

Exchange-Traded Options. Options may be traded on exchanges, or may be traded “over-the-counter” (see discussion of “OTC Options” below). Exchange-traded options are issued by a regulated intermediary, which guarantees the performance of the obligations of the parties to such options. With certain exceptions, exchange-traded options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, exchange-traded options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an exchange-traded option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options generally are established through negotiation with the other party to the contract. While such arrangements allow greater flexibility to a Fund to tailor an option to its needs, “OTC” options generally involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchange where they are traded. Accordingly, Thornburg must assess the creditworthiness of each counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The staff of the SEC currently takes the position that OTC options are illiquid, and investments by each Fund in those instruments will be subject to each Fund’s limitation on investments in illiquid instruments. See “Illiquid Investments” below.

Liquidity of Options. Some options become illiquid under adverse market conditions, and there is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments. Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Credit Options. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option.

Options Relating to Foreign Currencies. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options are similar to options relating to other securities or indices. A Fund may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of each Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund’s investments exactly over time. See “Foreign Currency Transactions” above.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in the underlying futures contract. If a Fund exercises an option on a futures contract it will be obligated to deposit initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any other futures contract position.

Options on Indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Structured Notes

Each of the Funds may invest in structured notes.

Structured notes are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Swap Agreements, Caps, Floors, and Collars

Each of the Funds may enter into swap agreements and related caps, floors and collars. None of these Funds are limited to any particular form of swap agreement, provided that Thornburg determines that the agreement it is consistent with the Fund’s investment objective and policies.

Swap agreements involve the exchange by a Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. Each Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Investments in these transactions will not be considered to constitute the issuance by a Fund of a “senior security” as that term is defined in section 18(g) of the 1940 Act, and will not be subject to the Fund’s borrowing restrictions, provided that the Fund enters into one or more offsetting financial transactions, segregates liquid securities equal in value to the Fund’s potential economic exposure under the transactions, determined on a daily mark-to-market basis, or otherwise “covers” the transaction in accordance with applicable SEC guidance. Segregation of assets is generally effected through earmarking the assets as segregated on the books of the Fund or its custodian. Such assets will be marked to market daily, and may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the swap contract. The deposit of such collateral with the custodian does not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.

Credit Default Swaps. A credit default swap is a credit derivative in which two parties enter into an agreement to transfer the credit exposure of fixed income securities. The buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Changes in foreign exchange rates and changes in interest rates may negatively affect the value of a currency swap.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in exchange for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risks associated the investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund is committed to pay to the counterparty.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. A Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. Any such gain received by a Fund would be taxable. If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered satisfactory by Thornburg. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Total Return Swaps. A total return swap is a credit derivative in which the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread.

Caps, Floors and Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. For example, an interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. For example, an interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. For example, an interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index.

Other Investments and Investment Techniques

Cash Management

Each Fund may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00. The Capital Management Fund seeks current income consistent with liquidity management and safety of capital. To pursue that investment objective, the Capital Management Fund invests principally in short-term obligations which are determined by Thornburg to be of high quality including, but not limited to, obligations issued by U.S. and foreign companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states, and municipalities, and international organizations such as the World Bank and the International Monetary Fund, and repurchase agreements based on those obligations. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but Funds which invest in the Capital Management Fund would indirectly bear the other operating expenses of the Capital Management Fund. Those indirect expenses are similar to the expenses paid by other businesses owned by the Funds, are not direct costs paid by Fund shareholders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

Certificates of Deposit

Each of the Funds may invest in certificates of deposit issued by domestic and foreign banks, including foreign branches of domestic banks.

Investments in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See “Foreign Investments” above).

Dollar Roll Transactions

Each of the Funds may enter into “dollar roll” transactions.

Dollar roll transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

Dollar rolls are currently treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are, therefore, deemed by the Trust to be subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the borrowing Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, the selling Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Funds. In determining the liquidity of the Funds’ investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset each Fund’s rights and obligations relating to the investment).

Investments currently considered by Thornburg to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and municipal lease obligations subject to non-appropriation risk where the underlying lease is not rated (at the time the obligation is purchased by the Fund) within the four highest grades of Moody’s, S&P or Fitch and is not subject to a remarketing agreement (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by Thornburg to be capable of performing its obligations) except that Thornburg also may determine an unrated lease obligation to be readily marketable because it is backed by an irrevocable bank letter of credit or an insurance policy. Based on its ongoing review of the trading markets and other factors affecting the Funds’ investments, Thornburg may determine from time to time that other investments are illiquid, including certain types of restricted securities, mortgage-backed securities and asset-backed securities, developing country securities, or derivative instruments. With respect to any over-the-counter options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees.

Each Fund is limited from investing more than a certain percentage of its net assets in illiquid securities. Please see “Investment Restrictions” below for a discussion of the specific limitations applicable to each Fund’s investment in illiquid securities. If through a change in values, net assets, or other circumstances, a Fund were in a position where the percentage of its portfolio comprised of illiquid securities exceeded that Fund’s percentage investment restriction on investment in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Repurchase Agreements

Each Fund may enter into repurchase agreements.

In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

A Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement may be viewed as a loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See “Illiquid Investments” above.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements.

In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.

Securities Lending

Each of the Funds may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg’s judgment, the consideration to be earned from such loans would justify the risk.

Thornburg understands that it is the current view of the SEC staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Temporary Investments

Each Fund may from time to time invest a keep a portion of its portfolio in cash or other short-term, fixed income securities. Such investments may be made due to market conditions, pending investment of idle funds, or to afford liquidity.

When-Issued Securities

Each Fund may purchase securities offered on a “when-issued” or “delayed delivery” basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. When-issued transactions normally settle within 30-45 days, though the settlement cycles for some when-issued transactions are longer. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than the purchase price. Additionally, purchasing securities on a when-issued or delayed delivery basis involves the risks that the security will never be issued or that the other party to the transaction will not meet its obligation, in which events the Fund may lose both the investment opportunity for the assets it segregates to pay for the when-issued or delayed delivery security and any gain in that security’s price. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. A Fund also will maintain in a segregated account with its custodian liquid assets at least equal in value to commitments for when-issued or delayed delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or delayed delivery commitments. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. If a when-issued security is sold before delivery any gain or loss would be taxable to the Fund.

COMMODITY EXCHANGE ACT REGISTRATION EXEMPTION

In connection with its management of the Trust, Thornburg has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the U.S. Commodity Exchange Act, as amended (the “CEA”) and, therefore, neither Thornburg nor the Trust is currently subject to registration or regulation as a commodity pool operator under the CEA. The U.S. Commodity Futures Trading Commission (“CFTC”) recently adopted amendments to Rule 4.5 under the CEA that reduce the ability of certain regulated entities, including registered investment companies and their investment advisors, to claim the exclusion from the definition of the term “commodity pool operator.” Among other requirements, the CFTC’s amendments impose limitations on the use of certain derivative instruments, including certain types of commodity futures contracts, commodity options contracts, and swaps, by entities seeking to rely on Rule 4.5. Thornburg currently intends to manage the Funds’ assets in a manner which is consistent with the limitations imposed by Rule 4.5. To the extent Thornburg or the Funds became no longer eligible to claim an exclusion from the definition of the term “commodity pool operator,” then Thornburg or some or all of the Funds may become subject to registration and regulation under the CEA. Such regulation may have an adverse effect on Thornburg’s ability to manage the Funds, may impair the ability of the Funds to achieve their investment objective(s), and may result in higher operating expenses for the Funds and reduced investment returns to Fund investors.

INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. For those policies and limitations which can only be changed by a majority of a Fund’s outstanding voting shares, the term “majority” means the lesser of (i) 67% of the shares of the Fund present in person or by proxy at a meeting of the holders of more than 50% of the Fund’s outstanding shares, or (ii) more than 50% of the outstanding shares of the Fund.

Strategic Income Fund, International Value Fund, Income Builder Fund, and Global Opportunities Fund

Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Strategic Income Fund, International Value Fund, Income Builder Fund and Global Opportunities Fund, which may not be changed by any Fund unless approved by a majority of the outstanding shares of that Fund. Strategic Income Fund, International Value Fund, Income Builder Fund or Global Opportunities Fund may not:

(1)       with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2)       issue senior securities, except as permitted under the 1940 Act;

(3)       borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)       underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(5)       purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6)       purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)       purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8)       lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

For the purposes of applying the limitation set forth in paragraph (6) above, a Fund is permitted to hold real estate if doing so is the result of the Fund’s efforts to restructure a bond or other loan obligation that was secured by real estate.

The following investment limitations are not fundamental and may be changed without shareholder approval as to each Fund:

(i)       The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii)       The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that any initial and variation margin payments that the Fund may be required to make in connection with its permitted investment strategies do not constitute the purchase of securities “on margin” for purposes of this limitation.

(iii)     The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iv)      The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v)       The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund’s limitations on investments in illiquid securities.

(vi)       The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to the Fund’s investments in Thornburg Capital Management Fund or in any other investment company within the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act), provided that any such investments comply with Section 12(d)(1)(G) of the 1940 Act and rules thereunder, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(vii)      The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. The foregoing does not apply to the Fund’s investments in Thornburg Capital Management Fund or in any other investment company within the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act); provided that any such investments will comply with Section 12(d)(1)(G) of the 1940 Act and rules thereunder.

(viii)  The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund’s net assets. Included in that amount, but not to exceed 2% of the Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(ix)    The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

(x)     The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer’s securities.

(xi) The Fund will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

CALCULATION OF PERFORMANCE INFORMATION

Each Fund will from time to time display performance information, including yield, dividend returns, total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund’s net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is “annualized” to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. “Cumulative total return” describes total return over a stated period, while “average annual total return” is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. A Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

All performance figures are calculated separately for each class of shares of a Fund. The figures are historical, and do not predict future returns. Actual performance will depend upon the specific investments held by a Fund, and upon the Fund’s expenses for the period.

Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, a Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund’s average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund’s return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund’s maximum public offering price, the return computed by using the Fund’s maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

For the Funds’ investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating the Funds’ yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund’s yield may not equal its distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements.

Yield information may be useful in reviewing a Fund’s performance and in providing a basis for comparison with other investment alternatives. However, each Fund’s yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Total returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s net asset value (“NAV”) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a Fund’s maximum sales charge into account. Excluding a Fund’s sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Strategic Income Fund also may illustrate performance or the characteristics of its investment portfolio through graphs, tabular data or other displays which describe (i) the average portfolio maturity or average duration of the Fund’s portfolio securities relative to the maturities or durations of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund’s share price or net asset value in some cases relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund’s (or other investments’) net asset value or price and the Fund’s (or other investments’) investment return.

Charts and graphs using the Fund’s net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund’s adjusted NAVs are not adjusted for sales charges, if any.

The Funds may illustrate performance using moving averages. A long-term moving average is the average of each week’s adjusted closing NAV or total return for a specified period. A short-term moving average NAV is the average of each day’s adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

Each Fund’s performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. (“Lipper”), an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund’s performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

Each Fund may be compared in advertising to Certificates of Deposit (“CDs”) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while a Fund may offer greater liquidity or higher potential returns than CDs, a Fund does not guarantee a shareholder’s principal or return, and Fund shares are not FDIC insured.

Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. (“Ibbotson”), provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, a Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. A Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund’s historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a Fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum indicators show a Fund’s price movements over specific periods of time. Each point on the momentum indicator represents the Fund’s percentage change in price movements over that period. A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Funds may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

ADDITIONAL MATTERS RESPECTING TAXES

The following discussion summarizes certain federal tax considerations generally affecting the Funds and shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. In particular, this discussion addresses aspects of investment by persons who are not individuals only in a very limited manner.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to changes, which changes may be retroactive.

Elections by the Funds – Subchapter M

Each Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. In each taxable year when a Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on net investment income and net capital gains which are timely distributed to its shareholders.

If in any year a Fund fails to qualify for the treatment afforded by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund’s earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders’ respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. In any year a Fund qualifies as a regulated investment company but fails to distribute all of its net investment income and net capital gains, the Fund is subject to taxes on the undistributed portion of its net income and capital gains. Although each Fund intends to distribute all of its net income currently and any capital gains annually, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

Backup Withholding

Each shareholder will be notified annually by their Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder’s number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding. The backup withholding tax rate on distributions is currently 28%.

Certain shareholders specified in the Code are exempt from the backup withholding noted in the preceding paragraph. A Fund may be required to obtain certain information from a shareholder to identify that shareholder’s status as a person exempt from backup withholding. Persons exempt from the backup withholding noted in the preceding paragraph may under certain circumstances still be subject to other types of federal income tax withholding. Shareholders should consult their tax advisors for more information.

Distributions by Investment Companies - In General

Distributions of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Certain exempt interest dividends are exempt from federal and certain states’ income taxes, as described below under “Municipal Funds - Income Dividends.” Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Pursuant to the American Taxpayer Relief Act of 2012, the maximum federal tax rate for individual taxpayers on long-term capital gains from sales of securities and on certain qualifying dividends on corporate stock issued by domestic corporations and certain “qualified foreign corporations” is 20%. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S. and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies and passive foreign investment companies are not treated as qualified foreign corporations. These rates do not apply to corporate taxpayers. Each Fund will separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund. A shareholder must also satisfy a 60-day holding period requirement with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rates imposed on those distributions. Distributions attributable to a Fund’s income from bonds and other debt obligations, dividends from most foreign companies, and distributions by real estate investment trusts or regulated investment companies will not generally qualify for the lower rates. Some hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a qualifying dividend to be taxed at the rate of tax applicable to ordinary income.

A Fund’s investments in certain derivatives, foreign currency transactions, options, futures contracts, hedging transactions, forward contracts, investments in passive foreign investment companies, and certain other transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, convert capital gain into taxable ordinary income or convert short-term capital losses into long-term capital losses. Engaging in swap transactions also may result in distributions of taxable income or gain to shareholders, and also may cause a Fund to currently recognize income with respect to payments to be received in the future. Certain Fund transactions, including investments in derivative instruments, transactions in foreign currencies or foreign currency-denominated instruments, and hedging activities may produce differences between the Fund’s book and taxable income, and distributions by the Fund may consequently be treated in some instances as returns of capital.

A Fund’s distributions of realized capital gains may be reduced if the Fund has capital loss carryforwards available. If a Fund has incurred net capital losses before its taxable year commencing October 1, 2011 (“pre-2011 losses”), the Fund is permitted to carry those pre-2011 losses forward for eight taxable years and use them to offset capital gains realized in those years. Any pre-2011 losses remaining at the end of the eighth taxable year after the year in which the losses were realized expire and cannot be used to offset capital gains subsequently realized. Pre-2011 losses carried forward are treated as short-term capital losses, and offset any short-term gains before offsetting any long-term capital gains. If a Fund incurs net capital losses in a taxable year commencing after September 30, 2011 (“post-2011 losses”), those losses may be carried forward indefinitely to offset capital gains subsequently realized. Post-2011 losses retain their character as short-term or long-term capital losses and must be used to offset gains of the same character before offsetting gains of a different character. A Fund is required by applicable law to use any post-2011 losses to offset capital gains before the Fund may use any pre-2011 losses. This requirement may increase the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period for such losses. Other regulations or circumstances may limit or reduce the use of net capital loss carryforwards. A Fund’s net capital losses are not deductible against the Fund’s net investment income.

Distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should distributions reduce the net asset value below a shareholder’s cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Persons purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates, and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions of income dividends and capital gains paid by the Funds and otherwise includible in adjusted gross income, and capital gains recognized on the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income.

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are not held by the Fund or the shareholders, as the case may be, for periods specified in the Code. If a Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Short Sales

If a Fund engages in short selling of securities, the gain or loss on the short sale is generally recognized when the Fund closes the short sale by delivering the borrowed securities to the lender, rather than when the borrowed securities are sold. Short sales may increase the net short-term capital gains realized by a Fund, which would be taxable as ordinary income when distributed to the Fund’s shareholders.

Redemption or Other Disposition of Shares

Upon the sale or exchange of his shares, a shareholder realizes a taxable gain or loss depending upon his basis in the shares. The gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvestment of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a regulated investment company, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of the shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment. This provision may be applied to successive acquisitions of shares.

State and Local Taxes

The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders of each Fund are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA, as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder, depending on the type of payment and shareholder account, on certain payments made from the Fund, including distributions characterized by the Fund as capital gain dividends and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding.

Payments to a Fund shareholder will generally not be subject to FATCA withholding, provided the shareholder provides the Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, documentation or information respecting such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA. In any of these cases, the investing FFI generally will be required to provide a Fund with appropriate identifiers, certifications or documentation concerning its status.

A Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

Each investor and prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation.

DISTRIBUTIONS AND SHAREHOLDER ACCOUNTS

An investor’s financial intermediary will establish an account for the investor through which the investor holds Class T shares in one or more of the Funds. Shareholders will receive periodic reports from their financial intermediaries, showing the share balance in their account and other information, depending upon the policies of each intermediary. The financial intermediary also will provide information necessary to permit the investor to prepare his or her income tax returns. In an instance when a shareholder becomes a direct holder of Fund shares, this information will be provided by the Fund’s transfer agent.

Any distributions of investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited by the investor’s financial intermediary in full and fractional shares of the Fund at net asset value on the payment or distribution date, as provided in the intermediary’s policies. If a shareholder becomes a direct holder of Fund shares, distributions will be made by the Fund’s transfer agent, as stated in the Prospectus.

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENTS,

AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement in respect of each Fund, Thornburg Investment Management, Inc. (“Thornburg” or the “advisor”), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, each of the Funds in accordance with the Funds’

respective investment objectives and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

Thornburg is paid a fee by each Fund, in the percentage amounts set forth in the Prospectus.

The fee paid by each Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

The Trust’s Trustees (including a majority of the Trustees who are not “interested persons” within the meaning of the 1940 Act) have approved the Investment Advisory Agreement applicable to each of the Funds, and annually consider the renewal of the agreement applicable to each of the Funds. In connection with their general supervision of Thornburg, and as an important element of their annual consideration of a renewal of the Investment Advisory Agreement applicable to each Fund, the Trustees receive and consider reports from Thornburg throughout the year. These reports address a wide variety of topics, including particularly Thornburg’s services to each Fund and its selection of investments of pursuit of each Fund’s investment objectives.

The Trustees have considered the responsibilities of mutual fund trustees generally and the Trustees’ understandings of shareholders’ expectations about the management of the mutual funds in which they have invested. The Trustees have concluded, based upon these discussions and a consideration of applicable law, that the principal obligation of mutual fund trustees is to assess the nature and quality of an investment advisor’s services, and to confirm that the advisor actively and competently pursues the mutual fund’s objectives. The Trustees have further concluded that while mutual fund trustees should determine that a fund’s fees and costs are reasonable in relation to the services rendered and generally in line with those charged by other investment advisors, putting an investment advisory agreement “out to bid” as a matter of course would be inconsistent with shareholder interests and contrary to shareholder expectations when they invested in a fund, and that mutual fund trustees should not do so unless an advisor materially failed to pursue a fund’s objectives in accordance with its policies or for other equally important reasons. The Trustees also observed in their deliberations that Thornburg Fund shareholders appear to invest with a long-term perspective, and that in reviewing the Funds’ performance, the Trustees should focus on the longer-term perspective rather than current fashions or short-term performance.

The Trust’s Trustees most recently determined to renew the Investment Advisory Agreement applicable to each Fund on September 13, 2016.

In anticipation of their recent consideration of the Investment Advisory Agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the advisor’s service to all of the Funds, to plan the annual evaluation of the advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. Representatives of the advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the advisor’s presentation and various specific issues respecting their consideration of the Investment Advisory Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Investment Advisory Agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

A discussion regarding the basis for the approval of each Fund’s Investment Advisory Agreement by the Trustees is contained in the Fund’s Annual Report to Shareholders for the year ended September 30, 2016.

The Investment Advisory Agreement applicable to each Fund may be terminated by either party, at any time without penalty, upon 60 days’ written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

For the three most recent fiscal years with respect to each Fund, Thornburg was entitled to receive the following amounts from each Fund pursuant to the Investment Advisory Agreement applicable to the Fund.

	September 30, 2014	September 30, 2015	September 30, 2016
Strategic Income Fund	$7,076,436	$9,008,800	$7,606,101
International Value Fund	$163,013,124	$83,357,115	$60,789,467
Income Builder Fund	$118,827,801	$131,437,755	$116,583,200
Global Opportunities Fund	$5,742,330	$13,703,690	$17,583,202

Thornburg may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fees for purposes of shareholder and administrative services and distribution of Fund shares.

Pursuant to the Investment Advisory Agreement, the Funds also reimburse Thornburg for the cost of personnel that Thornburg provides to render accounting services for the Funds. During the fiscal year ended September 30, 2016, the Funds reimbursed the following amounts in respect of such accounting services.

Strategic Income Fund	$39,739
International Value Fund	$251,325
Income Builder Fund	$637,990
Global Opportunities Fund	$109,865

Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also a Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Trust also serve as officers of Thornburg, as described below under the caption “Management.”

Proxy Voting Policies

Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Funds. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the “Policy”) adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security’s value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust’s operations risk oversight committee for direction on the vote or consent to vote on Thornburg’s recommendation.

The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg has engaged Institutional Shareholder Services (“ISS”) to provide these services to Thornburg in connection with voting proxies for each of the Funds. ISS states that the Sustainability Proxy Voting Guidelines focus on long term economic value preservation and enhancement through promotion of corporate governance best practices, and represent an approach to corporate governance and proxy voting that aligns with the perspectives of mainstream investors who wish to incorporate environmental, social and governance (“ESG”) considerations into their investment decision-making process to a greater extent. Thornburg may or may not accept recommendations from ISS. Thornburg also may decline to vote in various situations, including cases where an issue is not relevant to the Policy’s voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

Information respecting the voting of proxies relating to specific securities of each of the Funds is available on the Thornburg website (www.thornburg.com).

Administrative Services Agreements

Administrative services are provided to each class of shares issued by each of the Funds under an Administrative Services Agreement which requires Thornburg to perform certain administrative services and engage in activities beyond those specifically required by the Investment Advisory Agreement, and to provide related services. The activities and services to be provided by Thornburg under the Administrative Services Agreement include supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of related regulatory compliance and legal affairs, and review and administration of functions delivered by outside service providers to or for the shareholders of the class or classes served under this Agreement, and such other related or similar administrative functions as the Trust and Thornburg may from time to time agree. Thornburg or its affiliates also provides persons who shall not be Thornburg’s officers or officers of Thornburg’s affiliates, but who may be employees of Thornburg or its affiliates, to render such shareholder-related and other related office services to the Trust as the Trust may from time to time request of Thornburg. The Administrative Services Agreement specific to each Fund’s Class T shares provides that the class will pay a fee calculated at an annual percentage of ..125% of the class’s average daily net assets, paid monthly, together with any applicable sales or similar tax.

The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days’ written notice, and will terminate automatically upon assignment. Termination will not affect the service provider’s right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

Because Class T shares only became available for purchase on April 10, 2017, no information is available for amounts paid under the Administrative Services Agrements for Class T shares for any of the Funds.

SERVICE AND DISTRIBUTION PLANS

Service Plan

Each of the Funds has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Service Plan”), which is applicable to Class T shares offered by each of the Funds. The Service Plan authorizes each Fund to pay to Thornburg Securities Corporation (“TSC”), or to such persons as TSC may direct, out of the assets of the Fund, an annual amount not exceeding 0.25% of the Fund’s average annual assets, together with any applicable gross receipts tax, sales tax, value added tax, compensating tax or similar exaction imposed by any federal, state or local government, though the aggregate of those taxes shall not exceed 10%. Each Fund has also entered into a distribution agreement with TSC, pursuant to which TSC agrees to provide or obtain from other persons the services described in the Service Plan, and the Fund agrees to pay TSC or other persons as TSC directs for providing or obtaining those services.

Payments by a Fund under the Service Plan and the related distribution agreement with TSC may be made for: (a) expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for the promotion and distribution of the shares of the Fund, including but not limited to, printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature and other distribution-related expenses, and further including any compensation paid to securities dealers and other financial intermediaries which have executed selling agreements with TSC; and (b) expenses incurred by TSC, or by other persons at the request or direction of the Trust or TSC, in connection with the provision of services to the shareholders of the Fund pursuant to selling agreements with TSC or other service agreements or similar arrangements with TSC, Thornburg or the Trust, which services include providing personal services to shareholders and maintaining shareholder accounts, including, but not limited to, administrative, transactional, distribution and redemption, and accounting and reporting services with respect to Fund shareholders and accounts, and providing information to shareholders and responding to shareholder inquiries; and (c) such other services and activities as may from time to time be agreed upon by Trustees of the Trust and TSC. Payments by the Fund pursuant to the Service Plan and the related distribution agreement with TSC shall be in addition to any payments made outside of the Service Plan, as authorized by the Trustees of the Trust as not being primarily intended to result in the sale of Fund shares.

In the two most recent fiscal years, the principal type of activity for which payments were made by the Funds under the Service Plan for other classes of shares then available for purchase from the Funds was compensation to securities broker-dealers, financial institutions and other organizations which render services to the applicable class of shareholders, including distribution, shareholder account services, and administrative services. Reimbursements for expenditures incurred by TSC or by other persons at the request or direction of the Trust or TSC for the printing and distribution of reports and prospectuses for use by potential investors in the Funds, preparing and distributing sales literature, providing advertising and engaging in other promotional activities, and other services were de minimis relative to payments made to broker-dealers, financial institutions and other organizations under the Service Plan. The Service

Plan does not provide for accrued but unpaid reimbursements for such expenditures to be carried over and reimbursed in later years.

Amounts Paid Under Rule 12b-1 Plans and Agreements

Because Class T shares only became available for purchase on April 10, 2017, no information is available for amounts paid under the Service Plans for Class T shares for any of the Funds.

FINANCIAL INTERMEDIARY COMPENSATION

Financial advisors and financial intermediaries who sell shares and hold shares for investors (“intermediaries”) charge compensation in connection with the sale of Fund shares and the servicing of shareholder accounts. Intermediaries receiving this compensation may include securities brokers and dealers, registered investment advisors, banks, trust companies, insurance companies, employee benefit plan and retirement plan administrators, and other institutions that have entered into arrangements with Thornburg or TSC under which they are paid compensation for the sale of Fund shares or the servicing of accounts for their customers. Intermediaries may categorize and disclose these payments to their customers and to members of the public differently than the disclosures in the Prospectus and this SAI.

Thornburg or TSC may pay compensation charged by intermediaries out of amounts that Thornburg or TSC receive from the Funds. Examples of such payments include, but are not limited to: (i) share sales commissions and ongoing asset-based compensation paid by Thornburg or TSC out of sales charges received or expected to be received from the Funds; (ii) amounts paid out of the Rule 12b-1 service and distribution fees that TSC receive from the Funds; and (iii) amounts paid by the Funds to compensate intermediaries who perform services, including subaccounting and subtransfer agency services, that would otherwise need to be provided by the Funds’ transfer agent or other persons hired directly by the Funds.

To the extent permitted by applicable law, including applicable rules promulgated by the Securities and Exchange Commission and the Financial Industry Regulatory Authority (“FINRA”), Thornburg or TSC may also compensate intermediaries out of Thornburg’s or TSC’s own resources. This compensation may be in the form of commissions, finder’s fees or similar cash incentives, “revenue sharing,” and marketing and advertising support. An intermediary may receive this compensation in addition to the Rule 12b-1 or other compensation that the intermediary receives out of the assets of the Funds. This compensation from Thornburg or TSC may provide an incentive to financial intermediaries to actively market the sale of shares of the Funds or to support the marketing efforts of Thornburg or TSC. Examples of the types of services which an intermediary may provide (or may arrange to have a third party provide) in exchange for receiving this compensation from Thornburg or TSC include, but are not limited to: Fund due diligence and business planning assistance; marketing programs and support; operations and systems support; and training for the intermediary’s personnel respecting the Funds and the financial needs of Fund shareholders. Each of Thornburg or TSC may also make payments out of its own resources to compensate an intermediary for costs associated with the intermediary’s marketing efforts (including the cost of attendance at training and educational conferences), and for costs associated with the intermediary’s shareholder support and account maintenance services for its customers or transaction processing (including the payment of certain ticket charges).

During the fiscal year which ended September 30, 2016, Thornburg or TSC paid amounts from its own resources to the following member firms of FINRA, or to the affiliates of such firms, pursuant to written agreements with such firms:

Ameriprise Financial Services, Inc.

Citigroup Global Markets Inc.

Commonwealth Financial Network

LPL Financial Corporation

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Morgan Stanley Smith Barney

Raymond James & Associates, Inc.

Raymond James Financial Services

RBC Dain Rauscher Inc.

UBS Financial Services, Inc.

Wells Fargo Advisors

Each of Thornburg and TSC may also make payments out of its own resources to institutions that are not member firms of FINRA and that are not included among, or affiliated with, the institutions listed above.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each of the Funds by Thornburg pursuant to its authority under each Fund’s investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

Thornburg, in effecting purchases and sales of fixed income securities for the account of each of the Funds, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

Similarly, Thornburg places orders for transactions in equity securities in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer’s execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

Thornburg may execute a Fund’s portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Funds may be useful to Thornburg in rendering investment management services to the Funds. The receipt of such research may not reduce Thornburg’s normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

Thornburg may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to Thornburg, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by Thornburg on a cash basis.

It is Thornburg’s policy, in circumstances where Thornburg receives research or brokerage services from a broker-dealer, to determine in accordance with federal securities laws that: (i) the research or brokerage services are “brokerage or research services” as that term is defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended; (ii) the services provide lawful and appropriate assistance in the performance of Thornburg’s investment management decisions; and (iii) the commissions paid are reasonable in relation to the value of the research or brokerage services provided. In circumstances where Thornburg determines that it has received research or brokerage services that fulfill the requirements under Thornburg’s policy, Thornburg determines the portion of non-qualifying products or services and pays for those products or services from its own resources.

During some or all of the three most recent fiscal years or periods, brokerage commissions were paid by Strategic Income Fund, International Value Fund, Income Builder Fund and Global Opportunities Fund. The aggregate commissions paid by each of those Funds during each of the last three fiscal years or periods are as follows:

	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2016

Strategic Income Fund	$29,473	$3,746	$13,291

International Value Fund	$33,546,277	$22,071,835	$20,496,247

Income Builder Fund	$18,268,673	$22,394,723	$16,630,773

Global Opportunities Fund	$852,728	$2,036,017	$1,183,817

Increases in brokerage commissions paid by a Fund from year to year are primarily attributable to increases in the number of equity trades placed by the Fund, while decreases in brokerage commissions paid by a Fund from year to year are primarily attributable to decreases in the number of equity trades placed by the Fund. The variance in equity trading activity from year-to-year may reflect a number of factors, including the advisor’s identification of investment opportunities for a Fund, the advisor’s decision to rebalance a Fund’s portfolio in response to actual or anticipated changes in market conditions, equity purchases made in response to shareholder inflows to a Fund, and equity sales made to meet shareholder redemption requests.

Some of the Funds owned during the fiscal year securities issued by certain of their regular broker dealers. Those broker dealers and the aggregate dollar value of each such broker dealer’s securities held by a Fund on September 30, 2016 are shown below:

Broker Dealer	Strategic Income Fund	Income Builder Fund	Global Opportunities Fund

Citigroup			$75,006,671

Credit Suisse	$2,908,191

Goldman Sachs & Co.	$5,926,939	$8,094,664

JP Morgan Chase & Co.		$503,450,610

Morgan Stanley	$6,788,571	$4,289,014

UBS		$192,237,756	$11,916,015

Thornburg may use research services provided by and place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with TSC if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund’s expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Funds’ Trustees that the benefits available from Thornburg’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Portfolio Turnover Rates

The Funds’ respective portfolio turnover rates for the two most recent fiscal years or periods are as follows:

Strategic Income Fund	38.40%	29.48%
International Value Fund	70.88%	103.90%
Income Builder Fund	47.71%	42.81%
Global Opportunities Fund	45.41%	37.11%

Variations in a Fund’s portfolio turnover rate from year-to-year are generally due to repositioning of the Fund’s portfolio in response to changing market conditions.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDING INFORMATION

The Trustees have adopted policies and procedures respecting and limiting the circumstances under which nonpublic information respecting the Funds’ current portfolio holdings information may be disclosed to persons not associated with the Funds, Thornburg, or TSC. The objective in adopting these policies and procedures is to reduce the exposure of the Funds and their shareholders to harm resulting from trading of Fund shares by persons in possession of material nonpublic information respecting the Funds’ portfolio holdings. These policies and procedures are intended to operate in conjunction with Thornburg’s policies prohibiting securities transactions using material nonpublic information. Neither the Funds nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Funds’ portfolio holdings.

Selective Disclosure of Nonpublic Holdings Information

Disclosure of nonpublic information respecting current Fund portfolio holdings information is generally prohibited. However, this information may be disclosed to specified persons in accordance with the Trust’s policy and procedures for the disclosure of such information. Pursuant to the policy and procedures, nonpublic portfolio holdings information may be disclosed under certain circumstances to: the Trust’s registered independent public accounting firm, independent accounting firms and legal counsel; the Trust’s custodian, subcustodians and securities depositories; valuation and pricing services and agents; financial printing services; mutual fund analysts; securities broker dealers in connection with placing a specific trade in a particular portfolio security; financial consultants to the Funds or investment advisor; certain other specified persons; and persons who are not otherwise specified in the policy in connection with a legitimate business purpose of any Fund and with the approval of Thornburg’s president, the Trustees, or the Trustees’ Governance and Nominating Committee. In any case where nonpublic portfolio holdings information is disclosed to a third party, Thornburg seeks to confirm that the person to whom the disclosure is made is subject to a contractual provision, professional rule or obligation, or undertaking respecting the maintenance of the confidentiality of the nonpublic information.

As of the date of this Statement of Additional Information, Thornburg has ongoing arrangements that would permit Thornburg to disclose the Funds’ nonpublic portfolio holdings information to the persons noted in the following table. Unless otherwise noted in the table below, there will typically be no lag time between the date of the information and the date on which the information is disclosed.

Name of Recipient	Frequency	Time Lag Between Date of Information and Date of Disclosure

Bloomberg L.P.	Monthly	None

Empire Valuation Consultants, LLC	Quarterly	None

FactSet Research Systems	Daily	None

FT Interactive Data	Daily	None

Institutional Shareholder Services, Inc.	Daily	None

J.P Morgan Pricing Direct Inc.	Daily	None

Kenny S&P Evaluation Services	Daily	None

Morgan Stanley Smith Barney	Weekly	One day

PricewaterhouseCoopers LLP	Annually and as necessary in connection with the audit services it provides to the Fund	One month or less, depending on the date of request

Reuters	Daily	None

RR Donnelley	Monthly	One month or less depending on the date of request

State Street Bank and Trust	Daily	None

Thompson, Hickey, Cunningham, Clow, April & Dolan, P.A.	As needed in connections with the legal services provided to the Fund	None

Wilshire Analytics	Daily	None

Making Holdings Information Publicly Available

In addition to the ongoing arrangements described above, the Trust’s policy and procedures respecting disclosure of portfolio holdings information provide for periodic public disclosure of that, as follows:

•

Disclosure of portfolio holdings of the Funds on a publicly available website maintained by the Trust or Thornburg. In practice, the Trust will typically display the Funds’ monthly portfolio holdings approximately 30 days after the end of that calendar month (e.g. June 30 information will be displayed on July 31). Portfolio hedging information is typically displayed on a quarterly basis.

•	Disclosure of portfolio holdings in publicly available reports and filings filed with the Securities and Exchange Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

•	Disclosure of portfolio holdings of any Fund in reports and communications mailed and otherwise disseminated to shareholders of the Fund in accordance with the 1940 Act or any regulation thereunder.

In any case where it becomes apparent that nonpublic portfolio holdings information has been disclosed other than in accordance with the Trust’s policy and procedures, Thornburg’s president and chief compliance officer shall determine appropriate action to be taken, which may include making a corrective public disclosure of the relevant nonpublic information

Portfolio holdings information made publicly available in accordance with this section is no longer nonpublic information subject to the disclosure restrictions in the policies and procedures.

MANAGEMENT

Each of the Funds is a separate “series” or investment portfolios of the Trust. The names of Trustees and officers of the Funds and their principal occupations and affiliations during the past five years are set forth in the table below. Additional information about the particular experiences, qualifications, attributes and skills of each Trustee appears after the table.

Interested Trustees

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years

Garrett Thornburg, 71	Chairman of Trustees(4)	Trustee Since 1987	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	Twenty One	None

Brian J. McMahon, 61	Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Trustee since 2001	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Twenty One	None

Independent Trustees

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years

David A. Ater, 71	Independent Lead Trustee, Member of Audit Committee and Chairman of Governance & Nominating Committee	Trustee since 1994	Principal in Ater & Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Twenty One	None(8)

Sally Corning, 55	Trustee, Chairman of Audit Committee	Trustee since 2012	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital mezzanine debt, and growth equity).	Twenty One	None

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years

Susan H. Dubin, 67	Trustee, Member of Audit Committee and Governance and Nominating Committee	Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	Twenty One	None

David L. Gardner, 53	Trustee, Member of Operations Risk Oversight Committee	Trustee since 2015	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	Twenty One	None

Owen D. Van Essen, 62	Trustee, Member of Governance & Nominating Committee and Chairman of Operations Risk Oversight Committee	Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, New Mexico (newspaper mergers and acquisitions).	Twenty One	None

James W. Weyhrauch, 57	Trustee, Member of Audit Committee and Operations Risk Oversight Committee	Trustee since 1996	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman, of Nambé LLC, Santa Fe, NM (manufacturing and design company).	Twenty One	None

Officers of the Fund (who are not Trustees)(7)

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years

Nimish Bhatt, 53	Treasurer	Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016, and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable	Not applicable

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years

Jason Brady, 42	President	President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable	Not applicable

Kathleen Brady, 56	Vice President	Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Connor Browne, 37	Vice President	Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Tim Cunningham, 41	Vice President	Vice President since 2014	Managing Director since 2011, Portfolio Manager from 2012-2017, and Associate Portfolio Manager from 2009-2012 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Randy Dry, 42	Vice President	Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Greg Dunn, 40	Vice President	Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009-2012 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Lon Erickson, 41	Vice President	Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

William V. Fries, 77	Vice President	Vice President since 1995	Portfolio Manager until 2016, Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Thomas Garcia, 45	Vice President	Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Rolf Kelly, 37	Vice President	Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011-2013 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Ben Kirby, 36	Vice President	Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011-2013 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Jeff Klingelhofer, 35	Vice President	Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, and Fixed Income Analyst from 2010-2012 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years

Rob MacDonald, 40	Vice President	Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011-2014 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Leigh Moiola, 49	Vice President	Vice President since 2001	Vice President, Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable	Not applicable

Christopher Ryon, 60	Vice President	Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Nicholos Venditti, 35	Vice President	Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011-2015 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Vinson Walden, 46	Vice President	Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Lei Wang, 45	Vice President	Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Sasha Wilcoxon, 42	Vice President, Secretary	Vice President since 2003, Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable	Not applicable

Charles Wilson, 41	Vice President	Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012-2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010-2012.	Not applicable	Not applicable

Di Zhou, 38	Vice President	Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014-2016, and Equity Research Analyst from 2010-2014 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)

The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 21 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 21 Funds of the Trust. Each Trustee oversees the 21 Funds of the Trust.

(3)

The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(4)

Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 21 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

Additional Information about the Experiences, Qualifications, Attributes and Skills of Each Trustee

The following disclosure is intended to provide additional information about the particular experiences, qualifications, attributes and skills of each Trustee of the Trust. The Trustees believe that each Trustee is qualified to serve on the board of Trustees in view of (i) the particular experiences, qualifications, attributes and skills of that Trustee, as summarized below and in the table above, and (ii) the actual service and commitment of each Trustee during his or her tenure with the Trust, including the demonstrated ability of each Trustee to exercise effective business judgment in the performance of his or her duties.

Garrett Thornburg, Chairman of Trustees since 1987. Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, and Thornburg Investment Trust in 1984. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm’s public finance department. He also was chief financial officer of New York State’s Urban Development Corporation, and served as financial advisor to the State of New Mexico’s Board of Finance. Mr. Thornburg is currently the Chairman and Chief Executive Officer of Chamisa Energy, LLC, a compressed air energy storage company. He is a member of the Board of Governors of the Investment Company Institute and serves on the Board of Directors of the New Mexico School for the Arts – Art Institute. He is also the President of the Thornburg Foundation, and former recipient of the Philanthropist of the Year award from the Journal Santa Fe. He is a former board member of the National Dance Institute of New Mexico, the Santa Fe Institute and the Santa Fe Community Foundation. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, Trustee since 2001, member of Governance and Nominating Committee and Operations Risk Oversight Committee. Brian McMahon is the vice chairman of Thornburg Investment Trust and a managing director, and the chief investment officer of Thornburg Investment Management, Inc. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing each Fund of the Trust, served as Thornburg’s president from 1997 until 2016 and as its chief executive officer from 2008 until 2016, and, as chief investment officer, he currently oversees Thornburg’s investment activities for the Funds and other clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

David A. Ater, Trustee since 1994, Independent Lead Trustee, Chairman of Governance and Nominating Committee and member of Audit Committee. David Ater is a real estate developer and investor in Santa Fe, New Mexico, and has participated in the development of numerous residential and commercial real estate projects. Mr. Ater was employed for ten years by the First National Bank of Santa Fe, and was president from 1978-1980 before pursuing his real estate career. Mr. Ater has served with numerous charitable and community organizations, including with Santa Fe Economic Development, as Director of The New Mexico School for the Arts, Art Institute, as Audit Consultant to La Familia Medical Clinic, and with the United Way, the Santa Fe Opera and St. John’s College. He received his BA from Stanford University.

Sally Corning, Trustee since 2012, Chairman of Audit Committee. Sally Corning is a founding partner of Santa Fe, New Mexico based private equity firm, Sun Mountain Capital. Prior to forming Sun Mountain, Ms. Corning spent 15 years working in private equity and investment banking for Credit Suisse, Morgan Stanley and Dean Witter Reynolds. In addition to sitting on the corporate boards of certain of the private portfolio companies that Sun Mountain Capital has invested in, Ms. Corning has served on the boards of several nonprofit organizations, including the Santa Fe Preparatory School, the Santa Fe Community Foundation, the Santa Fe Mountain Center, and the Westside YMCA in New York City. Ms. Corning holds a bachelor’s degree in Finance from Georgetown University and an MBA from Columbia University’s Graduate School of Business.

Susan H. Dubin, Trustee since 2004, member of Audit Committee and Governance and Nominating Committee. Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the MICDS (Mary Institute and St. Louis Country Day School) in St. Louis, Missouri, the Santa Fe Opera in Santa Fe, New Mexico, the Battery Dance Company in New York City, and the National Dance Institute – New Mexico, Inc. She received her BA from Briarcliff College.

David L. Gardner, Trustee since 2015. David Gardner is a retired executive from the global asset management industry, most notably as an original team member of iShares ETFs. Mr. Gardner has over 25 years of experience in the global asset management industry and has worked extensively in the US, Asia and Europe. Prior to joining iShares Mr. Gardner worked for US based asset management firms in distribution management capacities. Mr. Gardner holds a BA in Economics from Eastern Illinois University and a CIMA Certification from Wharton School and Investment Management Consultants Associations.

Owen D. Van Essen, Trustee since 2004, Chairman of Operations Risk Oversight Committee and member of Governance and Nominating Committee. Owen Van Essen is the president of Dirks, Van Essen & Murray LLC, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

James W. Weyhrauch, Trustee since 1996, member of Audit Committee and Operations Risk Oversight Committee. James Weyhrauch is a real estate broker in Santa Fe, New Mexico. He is the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe LLC, a Santa Fe, New Mexico manufacturer of tabletop and giftware products. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.

Structure and Responsibilities of the Board of Trustees

The board of Trustees is currently comprised of eight Trustees, two of whom are “interested persons” of the Funds (as the term “interested” is defined in the 1940 Act) and six of whom are not interested persons of the Funds. Garrett Thornburg currently serves as the chairman of the board of Trustees, and David Ater currently serves as the independent lead Trustee. The independent lead Trustee is a spokesman for and leader of the independent Trustees, and in that role the independent lead Trustee performs a variety of functions, including: presiding at all sessions of the independent Trustees and, in consultation with legal counsel, preparing the agenda for each session of independent Trustees and coordinating and directing the preparation and delivery of materials and presentations appropriate for each session; in consultation with the Trust’s chairman, president, fund accounting and legal counsel, preparing the draft agenda for each general meeting of Trustees; acting as a liaison between the independent Trustees and senior management of the advisor respecting communications on certain topics; coordinating with and directing legal counsel in the acquisition, preparation and development of information for review and consideration of continuation of contracts with the advisor and affiliates; and performing such other functions as the independent Trustees may request from time to time. The Trustees have also established three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Operations Risk Oversight Committee, each of which is discussed in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees may form other committees when deemed appropriate.

The Trustees review the leadership structure of the board of Trustees and the performance of the Trustees on an annual basis. The Trustees currently believe that the leadership structure of the board of Trustees is appropriate, in light of the characteristics of the Trust and each of the Funds, to enable the Trustees to oversee the Trust and its service providers. The Trustees have considered the number of Funds in the Trust, and the similarities and differences among the investment objectives and strategies of those Funds, and have determined that the board of Trustees contains a sufficient number of Trustees, and a sufficient percentage of independent Trustees, to discharge the Trustees’ oversight function. The Trustees believe that Mr. Thornburg’s long tenure as a Trustee of the Trust, his ongoing association with the Trust’s advisor and the fact that that association allows Mr. Thornburg to interact routinely with members of the advisor’s staff, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Thornburg to serve as an effective chairman of the board of Trustees. The Trustees believe that Mr. Ater’s long tenure as a Trustee of the Trust, his business and other professional experience, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Ater to serve as an effective independent lead Trustee The Trustees also believe that the scope of each committee’s activities and the composition of each committee is currently appropriate, and that the committee structure allows the

Trustees to allocate responsibility for various topics among the board and its committees in a manner which facilitates the oversight of the Trust and its service providers.

The Trustees are responsible for the general supervision of the Funds, including the supervision of Thornburg, which provides day-to-day management of the Funds under the terms of the Investment Advisory Agreement and Administrative Services Agreements. As part of their annual review of the leadership structure of the board of Trustees, described above, the Trustees consider whether the structure of the board and its committees continues to permit the Trustees to effectively exercise their oversight function. In that regard, the Trustees typically consider, among other factors: the number of Trustees and each Trustee’s qualifications, experience and skills; the frequency with which the Trustees and their committees confer with representatives of Thornburg and the Trust’s other service providers; the number of Funds and the ability of the Trustees to devote sufficient time and attention to matters specific to each Fund; the role of the Funds’ chief compliance officer and the opportunity for the Trustees to interact with the chief compliance officer; and the composition of each committee of the Trustees and the scope of the responsibilities delegated to those committees.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks. On a day-to-day basis, risk management is the responsibility of Thornburg and the Funds’ other service providers. Risk oversight also comprises part of the Trustees’ general oversight function. The Trustees and their committees seek to monitor risks to the Funds by meeting no less frequently than quarterly (and in practice, more often) with senior officers of the Trust, members of the Funds’ portfolio management teams, the Funds’ chief compliance officer and the Funds’ legal counsel, and by receiving periodic reports from the Funds’ independent registered public accounting firm and other service providers to the Funds. The Trust’s Operations Risk Oversight Committee assists the Trustees in reviewing and evaluating the identification, analysis and management of operations risk by Thornburg and other significant service providers to the Trust. The duties of the Operations Risk Oversight Committee are described in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees have also adopted various written policies and procedures designed to address particular risks to the Funds, including the detection and prevention of violations of federal securities laws. At least annually, the Trustees receive a report from the Funds’ chief compliance officer respecting the effectiveness of those policies and procedures. Notwithstanding the foregoing, the Trustees acknowledge that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate the occurrence or effects of certain risks on the Funds. Furthermore, some risks may simply be beyond the control of the Funds or their service providers. The Trustees may, at any time and in their sole discretion, change the manner in which they supervise risk.

Structure and Responsibilities of the Committees of the Trustees

The Trustees have an Audit Committee, which is comprised of four Trustees who are not interested persons, Sally Corning (chairman), David A. Ater, Susan H. Dubin and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will, among other functions: (i) evaluate performance of the Trust’s auditors; (ii) review planning, scope and staffing of audits; (iii) review results of audits with the auditors; (iv) receive and review reports from auditors respecting auditor independence; (iv) perform the applicable duties imposed on a mutual fund’s governing board by the Investment Company Act of 1940, and by regulations and guidance thereunder, with respect to oversight of portfolio pricing and valuation; and (v) require the Trust’s legal counsel to report to the committee any matter which may have a significant effect on any of the Trust’s financial statements. The Audit Committee is responsible for the selection of the Funds’ independent registered public accounting firm which audits the annual financial statements of the Funds. The Audit Committee evaluates the independence of the independent registered public accounting firm based on information provided by the accounting firm, and meets with representatives of the independent registered public accounting firm and the investment advisor to discuss, consider and review matters related to the Funds’ accounting and financial reports. The committee held four meetings in the Trust’s fiscal year ended September 30, 2016.

The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, David A. Ater (chairman), Brian J. McMahon, Susan H. Dubin and Owen D. Van Essen. Mr. Ater, Ms. Dubin and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is an officer of the Funds’ investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The Governance and Nominating Committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will: (i) conduct evaluations of the performance of the Trustees and their committees in accordance with the Trust’s Corporate Governance Procedures and Guidelines (the “Governance Procedures”); (ii) select and nominate individuals for election as Trustees of the Trust who are not “interested persons” of the Trust as that term is defined in the 1940 Act; and (iii) perform the additional functions specified in the Governance

Procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust’s Procedure for Shareholder Communications to Trustees. In accordance with that Procedure for Shareholder Communications to Trustees, shareholders may recommend candidates to serve as Trustees by sending their recommendations to any one or more of the Trustees by United States. Mail or courier delivery at the address of the Trust’s investment advisor. The committee held two meetings in the Trust’s fiscal year ended September 30, 2016.

The Trustees have an Operations Risk Oversight Committee, which is comprised of four Trustees, Owen D. Van Essen (chairman), David L. Gardner, Brian J. McMahon and James W. Weyhrauch. Mr. Van Essen, Mr. Gardner, and Mr. Weyhrauch are not interested persons. As noted above, Mr. McMahon is an interested person because he is an officer of the Funds’ investment advisor. The Operations Risk Oversight Committee discharges its duties in accordance with an Operations Risk Oversight Committee Charter, which provides that the committee will: (i) receive and review, preliminary to its presentation to the Trustees, the annual report of the Trust’s chief compliance officer respecting the Trust’s compliance policies and procedures; (ii) receive and review the reports that are presented to the Committee by, and periodically confer with, the chief compliance officer of the Trust to evaluate the functioning of the Trust’s compliance with legal requirements to which the Trust is subject; (iii) receive and review written and oral reports from representatives of the Trust’s transfer agent, firms providing shareholder services, custodians, records storage providers, business continuity and disaster recovery contractors, and other significant service providers to evaluate the services delivered by those providers; (iv) receive and review reports from representatives of Thornburg, and other persons as the committee determines from time to time, respecting computer systems and software, electronic communications systems and other technological systems and developments pertaining to the operations of the Funds; (v) receive and review proposed material changes to contracts with the providers referenced in the preceding two subparagraphs which are submitted to the Committee for review, to the extent such changes would materially affect the scope of the services that those providers deliver to the Trust; (vi) confer with Thornburg respecting liability insurance coverage for the Funds and the Trustees; (vii) confer with Thornburg’s committee and staff assigned to risk identification, analysis and management; (viii) exercise oversight on behalf of the Trustees respecting management’s negotiation and entering into arrangements to obtain account services from intermediary firms, including the receipt of reports from management respecting addition of new account service arrangements and revisions to existing arrangements, and make reports to the Trustees on those oversight activities; (ix) receive and review reports respecting the analysis, mitigation and rectification of errors occurring with respect to the foregoing matters; and (x) such other functions assigned by the Trustees to the committee from time to time. The committee held three meetings in the Trust’s fiscal year ended September  30, 2016.

Compensation of Trustees

The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. The Trust compensates each Trustee who is not an interested person of the Trust at an annual rate of $210,000, payable quarterly. Fifteen percent of each quarterly payment must be invested by the Trustee in one or more of the Funds, as the Trustee selects, and is subject to an undertaking by the Trustee to retain the shares during the Trustee’s tenure. In addition, the Trust compensates each Trustee $20,000 for each meeting of Trustees attended by the Trustee in person or by telephone, provided, however, that the compensation is $10,000 for each meeting attended by telephone in excess of one meeting or session attended by telephone in any calendar year. General meetings of Trustees on two or more successive days will be considered one meeting for this purpose

The Trust also compensates each Trustee $7,000 for each session of independent Trustees attended by the Trustee in excess of five sessions in any calendar year. Notwithstanding the preceding sentence, a session of independent Trustees will not be considered separately compensable if held within one day before or after any session of a general meeting of Trustees.

The Trust compensates the independent lead Trustee and the chairman of each standing committee an additional annual compensation, payable in quarterly installments. Currently the individual who serves as both independent lead Trustee and chairman of the Governance and Nominating Committee receives an additional annual compensation of $25,000, the chairman of the Audit Committee receives an additional annual compensation of $20,000, and the chairman of the Operations Risk Oversight Committee receives an additional annual compensation of $15,000.

The Trust compensates each independent Trustee $3,500 for each session with a Trust service provider, except that if the Trustee is required to travel away from home for the session or sessions, the Trust compensates the Trustee $7,000 for each session of one or two days and $3,500 for each additional day on which a session is conducted.

Independent Trustees are not separately compensated for days spent attending continuing education programs, or for time spent traveling to meetings, continuing education programs or sessions with service providers, apart from the compensation stated in the preceding paragraphs.

The Trust reimburses each independent Trustee for travel and certain out-of-pocket expenses incurred by the Trustee in connection with attending meetings, including attendance at any seminar or educational program relating to the Trustee’s service for the Trust. The Trust does not pay retirement or pension benefits.

The Trust paid fees to the Trustees during the fiscal year ended September 30, 2016 as follows:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustee

Garrett Thornburg	0	0	0	0

David A. Ater	$313,500	0	0	$313,500

David D. Chase*	$312,750	0	0	$312,750

Sally Corning	$291,500	0	0	$291,500

Susan H. Dubin	$298,500	0	0	$298,500

David L. Gardner	$284,500			$284,500

Brian J. McMahon	0	0	0	0

Owen D. Van Essen	$313,500	0	0	$313,500

James W. Weyhrauch	$298,500	0	0	$298,500

*	Mr. Chase concluded his service as a Trustee effective December 31, 2016.

Certain Ownership Interests of Trustees

Column (2) of the following table shows the dollar range of the shares owned beneficially by each Trustee as of December 31, 2016 in each Fund described in this Statement of Additional Information.

Garrett Thornburg

	International Value Fund	over $100,000

	Investment Income Builder Fund	over $100,000

	Global Opportunities Fund	over $100,000

	Total Holdings		over $100,000

Brian J. McMahon

	Strategic Income Fund	over $100,000

	International Value Fund	over $100,000

	Investment Income Builder Fund	over $100,000

	Global Opportunities Fund	over $100,000

	Total Holdings		over $100,000

David A. Ater

	Investment Income Builder Fund	over $100,000

	Global Opportunities Fund	over $100,000

	Total Holdings		over $100,000

Sally Corning

	Strategic Income Fund	$10,001 - $50,000

	International Value Fund	$10,001 - $50,000

	Investment Income Builder Fund	$10,001 - $50,000

	Global Opportunities Fund	$50,001 - $100,000

	Total Holdings		over $100,000

Susan H. Dubin

	Strategic Income Fund	$50,001 - $100,000

	International Value Fund	over $100,000

	Investment Income Builder Fund	over $100,000

	Global Opportunities Fund	over $100,000

	Total Holdings		over $100,000

David L. Gardner

	Global Opportunities Fund	$10,001 - $50,000

$10,001-$50,000

Owen Van Essen

	Strategic Income Fund	over $100,000

	International Value Fund	over $100,000

	Investment Income Builder Fund	over $100,000

	Global Opportunities Fund	over $100,000

	Total Holdings		over $100,000

James W. Weyhrauch

	Strategic Income Fund	$10,001 - $50,000

	International Value Fund	$10,001 - $50,000

	Investment Income Builder Fund	$50,001 - $100,000

	Global Opportunities Fund	over $100,000

	Total Holdings		over $100,000

Personal Securities Transactions of Personnel

The Trust, the investment advisor to the Trust, and the distributor for the advisor and the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Funds. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.

INFORMATION ABOUT PORTFOLIO MANAGERS

Displayed below is additional information about the portfolio managers identified in the Prospectus.

Portfolio Manager Compensation

The compensation of each portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Trust; multiple year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager’s compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a Fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The Trust’s investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the Funds’ investments and the manager’s management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Managers

Set out below for each portfolio manager named in the Prospectus is information respecting the accounts managed by the manager. Except as otherwise noted below, the information presented is current as of September 30, 2016. The information includes the Fund or Funds as to which each individual is a portfolio manager. Except as noted below, as of September 30, 2016 the advisory fee for each of the accounts was not based on the investment performance of the account.

Jason Brady

Registered Investment Companies:	Accounts:	5	Assets:	$22,441,847,659
Other Pooled Investment Vehicles:	Accounts:	2	Assets:	$3,897,785
Other Accounts:	Accounts:	13	Assets:	$417,034,182

Lon Erickson

Registered Investment Companies:	Accounts:	4	Assets:	$6,158,707,046
Other Pooled Investment Vehicles:	Accounts:	1	Assets:	$973
Other Accounts:	Accounts:	13	Assets:	$417,034,182

Ben Kirby

Registered Investment Companies:	Accounts:	2	Assets:	$17,492,230,539
Other Pooled Investment Vehicles:	Accounts:	4	Assets:	$15,688,021
Other Accounts:	Accounts:	0	Assets:	$0

Jeff Klingelhofer

Registered Investment Companies:	Accounts:	4	Assets:	$6,158,707,046
Other Pooled Investment Vehicles:	Accounts:	1	Assets:	$973
Other Accounts:	Accounts:	13	Assets:	$417,034,182

Brian J. McMahon

Registered Investment Companies:	Accounts:	3	Assets:	$18,222,704,237
Other Pooled Investment Vehicles:	Accounts:	6	Assets:	$267,965,955
Other Accounts:	Accounts:	7	Assets:	$715,321,325

W. Vinson Walden

Registered Investment Companies:	Accounts:	3	Assets:	$2,118,079,660
Other Pooled Investment Vehicles:	Accounts:	5	Assets:	$264,069,142
Other Accounts:	Accounts:	10	Assets:	$726,186,466

Lei Wang

Registered Investment Companies:	Accounts:	1	Assets:	$7,527,047,801
Other Pooled Investment Vehicles:	Accounts:	4	Assets:	$269,112,443
Other Accounts:	Accounts:	2,971	Assets:	$1,647,232,640

Di Zhou

Registered Investment Companies:	Accounts:	1	Assets:	$7,527,047,801
Other Pooled Investment Vehicles:	Accounts:	4	Assets:	$269,112,443
Other Accounts:	Accounts:	2,971	Assets:	$1,647,232,640

Portfolio Managers’ Ownership of Shares in the Funds

Displayed below for each of the portfolio managers named in the Prospectus is the dollar range of the individual’s beneficial ownership of shares in the Fund or Funds as to which the individual is a manager. Except as otherwise noted below, the information presented is current as of September 30, 2016. In each case, the dollar range listed may include shares owned by the portfolio manager through the manager’s self-directed account in Thornburg’s retirement plan. In addition to the holdings noted below, each of the portfolio managers is a participant in Thornburg’s profit sharing plan, which invests in shares of each of the Funds.

Jason Brady
Strategic Income Fund	over $1,000,000
Income Builder Fund	over $1,000,000
Lon Erickson
Strategic Income Fund	$10,001 - $50,000
Ben Kirby
Income Builder Fund	$500,000 - $1,000,000

Jeff Klingelhofer
Strategic Income Fund	$50,001 - $100,000
Brian J. McMahon
Income Builder Fund	over $1,000,000
Global Opportunities Fund	over $1,000,000
W. Vinson Walden
Global Opportunities Fund	over $1,000,000
Lei Wang
International Value Fund	$100,001 - $500,000
Di Zhou
International Value Fund	$500,001 - $1,000,000

PRINCIPAL HOLDERS OF SECURITIES

[INFORMATION TO BE PROVIDED BY AMENDMENT]

NET ASSET VALUE

Each Fund will calculate its net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year’s Day, Washington’s Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a Fund’s portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

DISTRIBUTOR

Pursuant to a Distribution Agreement with Thornburg Investment Trust, Thornburg Securities Corporation (“TSC”) acts as principal underwriter of each of the Funds. The Funds do not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months’ notice.

Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.

The following table shows the commissions and other compensation received by TSC from each of the Funds for the fiscal year or period ended September 30, 2016, except for amounts paid under Rule 12b-1 plans, which are described above under the caption “Service and Distribution Plans.”

Fund	Aggregate Underwriting Commissions	Net Underwriting Discounts and Commissions Paid to TSC	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Strategic Income Fund	$354,275	$49,258	$20,201	- 0 -	- 0 -

International Value Fund	$217,739	$28,407	$32,744	- 0 -	- 0 -

Income Builder Fund	$3,518,800	$491,695	$440,074	- 0 -	- 0 -

Global Opportunities Fund	$731,006	$85,492	$116,992	- 0 -	- 0 -

ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are qualified for sale under the laws of every state or territory of the United States.

To the extent consistent with state and federal law, your Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to rule 18f-1 under the 1940 Act and is irrevocable while the rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Share Class Conversion within Certain Fee-Based Accounts

Some shareholders may hold shares of the Funds through fee-based programs, often referred to as “wrap accounts,” that are managed by investment dealers, financial advisors or other investment professionals (each, a “wrap account intermediary”). A wrap account intermediary may impose eligibility requirements on a shareholder’s participation in the fee-based program and ownership of shares through the program which are additional to the ownership requirements described in the applicable Prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion (sometimes referred to as an “in-kind exchange”) of a shareholder’s shares in a Fund, including those shares purchased by the shareholder during the shareholder’s participation in the program, to a different class of shares of that Fund in situations when the shareholder no longer meets the wrap account intermediary’s stated eligibility requirements for the ownership of the class of shares that the shareholder initially purchased. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in a class of shares of the Funds out of the program that offered that class of shares and into a program or account through which the wrap account intermediary only offers a different class or classes of shares of the Funds. Under other circumstances, a financial intermediary may effect this type of conversion with respect to new clients who held one class of shares of a Fund before becoming a client of the intermediary, and who are eligible for a wrap account through which the intermediary offers a different class of shares of the same Fund. Any such conversion by a wrap account intermediary will be made in accordance with the applicable Prospectuses of the Funds, and will be made without the imposition by the Funds of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the class of shares that the shareholder initially purchased.

If you own shares of the Funds through a fee-based program, you should consult with your financial intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of the Funds’ shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

Moving Between Share Classes

Thornburg believes, based upon current interpretations of law, that a shareholder’s exchange of shares of one class of a Fund for shares of a different class of the same Fund may, under certain circumstances, not result in the realization of gain or loss for federal income tax purposes. To determine whether you may be eligible for this type of tax-

favored exchange, please contact your financial intermediary or your own tax advisors with respect to the particular federal, state, local and foreign tax consequences of an exchange of shares.

Even if an exchange does not result in the realization of gain or loss for federal income tax purposes, any sales charges that you paid or that are payable on the shares you originally held (including any contingent deferred sales charges incurred upon redemption) will not be credited back to your account.

BUSINESS CONTINUITY PLAN

Thornburg and TSC have each adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack. In accordance with this plan, Thornburg and TSC have each identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                             ], whose principal business address is [                            ],, is the independent registered public accounting firm for the Funds.

PART C

OTHER INFORMATION

Item 27. Financial Statements

(i)	Thornburg Strategic Income Fund,
(ii)	Thornburg International Value Fund,
(iii)	Thornburg Investment Income Builder Fund, and
(iv)	Thornburg Global Opportunities Fund.

[Reports of independent registered public accounting firm dated November 18, 2016, Statements of Assets and Liabilities, including Schedules of Investments, as of September 30, 2016, Statements of Operations for the year ended September 30, 2016 (or shorter period, if applicable), Statements of Changes in Net Assets for the two years (or shorter period, if applicable) ended September 30, 2016, Notes to Financial Statements, and Financial Highlights are incorporated by reference to Registrant’s 2016 Annual Reports to Shareholders in respect of Thornburg Strategic Income Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund and Thornburg Global Opportunities Fund, previously filed with the Securities and Exchange Commission.]

Item 28. Exhibits

(a) (1)	Limited Term Trust, Agreement and Declaration of Trust, June 3, 1987, incorporated by reference from Registrant’s Registration Statement on Form N-1A, filed June 12, 1987.

(2)

First Amendment and Supplement to Agreement and Declaration of Trust, August 11, 1987, incorporated by reference from Registrant’s pre-effective amendment no. 1 to its Registration Statement on Form N-1A, filed October 28, 1987.

(3)

Second Amendment and Supplement to Agreement and Declaration of Trust, October 28, 1987, incorporated by reference from Registrant’s post-effective amendment no. 1 to its Registration Statement on Form N-1A, filed March 3, 1988.

(4)

Third, Fourth, Fifth, Sixth and Seventh Amendments to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 13 to its Registration Statement on Form N-1A, filed December 3, 1993.

(5)	Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 17 to its Registration Statement on Form N-1A, filed July 27, 1994.

(6)

Ninth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 20 to its Registration Statement on Form N-1A, filed on July 5, 1995.

(7)

Corrected Tenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 22 to its Registration Statement on Form N-1A, filed October 2, 1995.

(8)

First Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 26 to its Registration Statement on Form N-1A, filed May 6, 1996.

(9)

Eleventh and Twelfth Amendments and Supplements to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 29 to its Registration Statement on Form N-1A, filed March 14, 1997.

(10)

Thirteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 33 to its Registration Statement on Form N-1A, filed March 10, 1998.

(11)

Fourteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 43 to its Registration Statement on Form N-1A, filed October 13, 2000.

(12)

Fifteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 44 to its Registration Statement on Form N-1A, filed January 29, 2001.

(13)

Sixteenth and Seventeenth Amendments and Supplements to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 51 to its Registration Statement on Form N-1A, filed October 17, 2002.

(14)

Second Supplement to Amended and Restated Designation of Series (as corrected), incorporated by reference from Registrant’s post-effective amendment no. 54 to its Registration Statement on Form N-1A, filed on June 27, 2003.

(15)

Eighteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment No. 5 to its Registration Statement on Form N-1A, filed on December 31, 2003.

(16)

Nineteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment No. 64 to its Registration Statement on Form N-1A, filed on May 12, 2006.

(17)

Third Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 64 to its Registration Statement on Form N-1A, filed on May 12, 2006.

(18)

Form of Twentieth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 65 to its Registration Statement on Form N-1A, filed on November 16, 2006.

(19)

Fourth Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 66 to its Registration Statement on Form N-1A, filed on January 24, 2007.

(20)

Form of Twenty-First Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 67 to its Registration Statement on Form N-1A, filed on October 5, 2007.

(21)

Twenty-Second Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 70 to its Registration Statement on Form N-1A, filed on November 26, 2008.

(22)

Form of Twenty-Third Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 71 to its Registration Statement on Form N-1A, filed on December 23, 2008.

(23)

Form of Twenty-Fourth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 73 to its Registration Statement on Form N-1A, filed on October 2, 2009.

(24)

Form of Twenty-Fifth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 88 to its Registration Statement on Form N-1A, filed on October 15, 2013.

(25)

Twenty-Sixth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 90 to its Registration Statement on Form N-1A, filed on December 26, 2013.

(26)

Twenty-Seventh Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 95 to its Registration Statement on Form N-1A, filed January 29, 2015.

(27)

Twenty-Eighth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 99 to its Registration Statement on Form N-1A, filed July 15, 2015.

(28)

Form of Twenty-Ninth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 99 to its Registration Statement on Form N-1A, filed July 15, 2015.

(29)

Form of Thirtieth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 103 to its Registration Statement under the Investment Company Act of 1940, filed on Form N-1A on September 24, 2015.

(30)

Thirty-First Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statemenet on Form N-1A, filed October 14, 2016.

(b)

By-laws of Thornburg Investment Trust (December 8, 2014), incorporated by reference from Registrant’s post-effective amendment no. 95 to its Registration Statement on Form N-1A, filed on January 29, 2015.

(c)	None.

(d)

Second Amended and Restated Investment Advisory Agreement, incorporated by reference from Registrant’s post-effective amendment no. 63 to its Registration Statement on Form N-1A, filed November 30, 2005.

(e)	Second Restated Distribution Agreement, incorporated by reference from Registrant’s post-effective amendment no. 107 to its Registration Statement on Form N-1A, filed December 28, 2016.

(f)	None.

(g) (1)

Form of Custodian Agreement between Registrant and State Street Bank and Company, incorporated by reference from Registrant’s post-effective amendment no. 1 to its Registration Statement on Form N-1A, filed October 28, 1987.

(2)	Amendment to Custodian Contract, incorporated by reference from Registrant’s post-effective amendment no. 45 to its Registration Statement on Form N-1A, filed August 25, 2001.

(h) (1)

Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 1 to its Registration Statement on Form N-1A as filed on October 28, 1987.

(2)

Form of Subscription to Shares by Thornburg Management Company, Inc., incorporated by reference from Registrant’s post-effective amendment No. 10 to its Registration Statement on Form N-1A as filed on July 23, 1992.

(3)

Second Restated Administrative Services Agreement (Class A, C, D, R3 and R4 Shares), incorporated by reference from Registrant’s post-effective amendment no. 107 to its Registration Statement on Form N-1A, filed December 28, 2016.

(4)

Second Restated Administrative Services Agreement (Class I and R5 Shares), incorporated by reference from Registrant’s post-effective amendment no. 107 to its Registration Statement on Form N-1A, filed December 28, 2016.

(5)	Form of Agreement to Waive Fees and Reimburse Expenses among Thornburg Investment Management, Inc., Thornburg Securities Corporation and Thornburg Investment Trust, to be filed by amendment .

(6)	Form of Indemnification Agreement, incorporated by reference from Registrant’s post-effective amendment no. 86 to its Registration Statement on Form N-1A filed on January 29, 2013.

(i) (1)	Opinion of counsel as to legality of new shares, incorporated by reference from Registrant’s post-effective amendment no. 65 to its Registration Statement on Form N-1A, filed on November 16, 2006.

(2)

Opinion of counsel as to legality of new shares of Thornburg Long/Short Equity Fund, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statemenet on Form N-1A, filed October 14, 2016, in which the opinion of counsel was identified as Exhibit (j)(2).

(j) (1)	Consent of PricewaterhouseCoopers LLP, to be filed by amendment.

(2)	Consent of KPMG LLP with respect to the 2015 and 2014 audited financial statements of Thornburg Partners Fund, L.P., incorporated by reference from Registrant’s post-

effective amendment no. 107 to its Registration Statement on Form N-1A, filed December 28, 2016.

(3)	Consent of counsel, to be filed by amendment.

(k)	None.

(l)	None.

(m) (1)

Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Service Plan), incorporated by reference from Registrant’s post-effective amendment no. 107 to its Registration Statement on Form N-1A, filed December 28, 2016.

(2)

Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Distribution Plan), incorporated by reference from Registrant’s post-effective amendment no. 107 to its Registration Statement on Form N-1A, filed December 28, 2016.

(n)

Thornburg Investment Trust Amended and Restated Plan for Multiple Class Distribution, September 13, 2016, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statement on Form N-1A, filed October 14, 2016.

(o)	Reserved

(p) (1)

Personal Securities Transactions Policy of Thornburg Investment Management, Inc., Thornburg Investment Trust and Thornburg Securities Corporation, incorporated by reference from Registrant’s post-effective amendment no. 78 to its Registration Statement on Form N-1A, filed on November 30, 2011.

(2)

Thornburg Investment Trust Code of Business Conduct and Ethics (as revised to December 6, 2009), incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(q) (1)	Power of Attorney of David A. Ater, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(2)	Power of Attorney of Susan H. Dubin, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(3)	Power of Attorney of Brian J. McMahon, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(4)	Power of Attorney of Garrett Thornburg, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(5)	Power of Attorney of Owen D. Van Essen, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(6)	Power of Attorney of James W. Weyhrauch, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(7)	Power of Attorney of Sally Corning, incorporated by reference from Registrant’s post-effective amendment no. 84 to its Registration Statement on Form N-1A, filed May 17, 2012.

(8)	Power of Attorney of Jason Brady, incorporated by reference from Registrant’s post-effective amendment no. 86 to its Registration Statement on Form N-1A, filed January 29, 2013.

(9)	Power of Attorney of David L. Gardner, incorporated by reference from Registrant’s post-effective amendment no. 100 to its Registration Statement on Form N-1A, filed October 7, 2015.

(10)	Power of Attorney of Nimish Bhatt, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statemenet on Form N-1A, filed October 14, 2016.

Item 29. Persons Controlled By or Under Common Control With Registrant.

Not applicable.

Item 30. Indemnification.

(1)       Section 10.2 of Thornburg Investment Trust’s Agreement and Declaration of Trust generally provides that each of the Trust’s officers and Trustees will be indemnified by the Trust against liability and expenses in connection with his having been a Trustee or officer unless it is determined that the individual is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or if the individual did not act in good faith in the reasonable belief that the action was in the Trust’s best interest.

(2)       Section 8 of the Trust’s Second Restated Distribution Agreement generally provides that the Trust will indemnify Thornburg Securities Corporation (TSC), its officers and directors, and its controlling persons against liabilities and expenses incurred because of any alleged untrue statement of material fact contained in the Registration Statement, Prospectus or annual or interim reports to shareholders, or any alleged omission to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading, except where (i) the untrue statement or omission arises from information furnished by TSC, or (ii) to the extent the prospective indemnitee is an officer, trustee or controlling person of the Trust, the indemnification is against public policy as expressed in the 1933 Act, or (iii) the liability or expense arises from TSC’s willful misfeasance, bad faith, gross negligence, reckless performance of duties, or reckless disregard of its obligations and duties under the Distribution Agreement. Further, TSC agrees to indemnify the Trust, its officers and trustees, and its controlling persons in certain circumstances.

(3)       The Trustees and officers of the Trust are insured under the terms of a directors and officers liability insurance policy (the “Trust’s policy”). In addition, the directors and officers of Thornburg Investment Management, Inc. (“Thornburg”) and Thornburg Securities Corporation (“TSC”) are insured under the terms of a directors and officers liability insurance policy (“Thornburg’s policy”). Under each of the Trust’s policy and Thornburg’s policy, the persons to whom insurance is provided are referred to as “insureds.” These policies cover amounts, up to the relevant limits of liability, which an insured becomes legally obligated to pay by reason of any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted or allegedly committed or attempted in the performance of the insured’s duties as a director, Trustee or officer (such acts collectively referred to as “Wrongful Acts”). The Trust’s policy and Thornburg’s policy also cover the Trust and Thornburg, respectively, to the extent that such entity indemnifies its directors, Trustees or officers for amounts which those individuals have become legally obligated to pay by reason of a Wrongful Act. The coverage under both the Trust’s policy and Thornburg’s policy excludes, among other things, amounts that an insured becomes legally obligated to pay by reason of conduct which constitutes a deliberately fraudulent act or omission or a willful violation of any statute or regulation.

The Trust has also entered into a separate indemnification agreement with each Trustee of the Trust. Pursuant to that agreement, the Trust, in respect of the appropriate Fund, has agreed to indemnify each Trustee and to the fullest extent permitted by law against all judgments, fines, penalties, amounts paid or payable in settlement and other liabilities arising from, and against all expenses incurred or paid in connection with, any proceeding in which the Trustee becomes involved as a party or otherwise by virtue of his having been a Trustee, or in any other capacity in which he serves or has served the Trust.

The application of the foregoing provisions and agreements is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policies expressed in such Act and that if a claim for indemnification against such liabilities other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

  See “MANAGEMENT” in the Statement of Additional Information.

Item 32. Principal Underwriters.

(a)       The principal underwriter for the Registrant will be Thornburg Securities Corporation (“TSC”). TSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. TSC was formed for the primary purpose of distributing the shares of the Registrant’s series and other registered investment companies sponsored by its affiliates.

(b) The address of each of the directors and officers of TSC is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

	Positions and	Positions and
	Offices	Offices
Name	with TSC	with Registrant
----------------------	--------------	---------------
Garrett Thornburg	Chairman	Trustee; Chairman
Nimish Bhatt	Chief Financial Officer;	Treasurer
Treasurer
Jason Brady	Vice President	President
Shawn Lee	Secretary	None
Robert McInerney	President	None
Brian McMahon	Vice President	Trustee; Vice Chairman
Leigh Moiola	Vice President	Vice President
Sasha Wilcoxon	Vice President	Vice President/Secretary

(c)	Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of State Street Bank and Trust Company, at 2 Avenue De Lafayette, Boston, Massachusetts 02111.

Item 34. Management Services.

The Registrant and Thornburg Investment Management, Inc. (“Thornburg”) have agreed that Thornburg will perform for the Registrant certain telephone answering services previously performed by the Registrant’s transfer agent, Boston Financial Data Services, Inc. (“BFDS”). These telephone services include answering telephone calls placed to the Registrant or its transfer agent by shareholders, securities dealers and others through the Registrant’s toll free number, and responding to those telephone calls by answering questions, effecting certain shareholder transactions described in the Registrant’s current prospectuses, and performing such other, similar functions as the Registrant may reasonably prescribe from time to time. The Registrant will pay one dollar for each telephone call, which was the charge previously imposed by the Registrant’s transfer agent for this service. The Registrant’s transfer agent will no longer charge for this service. The Registrant understands that (i) the telephone answering service provided by Thornburg will be superior to that previously provided by the transfer agent because Thornburg will devote greater attention to training the telephone personnel, and those personnel will have immediate access to the Registrant’s and Thornburg’s management, (ii) the per-call charge imposed upon the Registrant for this service will be no greater than that charged by the Registrant’s transfer agent, and (iii) Thornburg will not receive any profit from providing this service. The Registrant will reimburse Thornburg for a portion of the depreciation on certain telephone answering equipment purchased by Thornburg to render the described services. The Registrant accrued $20,688, $20,688, and $20,688 payable to Thornburg under the described arrangements in the fiscal years ended September 30, 2014, September 30, 2015, and September 30, 2016, respectively. It is not believed that these arrangements constitute a management-related services agreement.

Item 35. Undertakings.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Santa Fe and State of New Mexico on February 9, 2017.

THORNBURG INVESTMENT TRUST
Registrant

By *
------------------------------------
Jason Brady, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*
------------------------------------
Jason Brady, President and principal executive officer

*
------------------------------------
Nimish Bhatt, Treasurer and principal financial and accounting officer

*
------------------------------------------
Garrett Thornburg, Trustee and Chairman

*
------------------------------------------
David A. Ater, Trustee

*
------------------------------------------
Sally Corning, Trustee

*
------------------------------------------
Susan H. Dubin, Trustee

*
------------------------------------------
David L. Gardner, Trustee

*
------------------------------------------
Brian J. McMahon, Trustee and Vice Chairman

*
------------------------------------------

Owen D. Van Essen, Trustee
*
------------------------------------------
James W. Weyhrauch, Trustee

* By:	/s/ Charles W.N. Thompson, Jr.
Charles W. N. Thompson, Jr.
Attorney-in-Fact

Date: February 9, 2017